As filed with the Securities and Exchange Commission on October 11, 1996
                                                    Registration No. 333-

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington , D.C. 20549

                               FORM S-3
                        REGISTRATION STATEMENT
                                 Under
                      THE SECURITIES ACT OF 1933
                         --------------------

                     BLOCK MORTGAGE FINANCE, INC.
        (Exact name of Registrant as specified in its charter)
       Delaware                                        43-1758633
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

                        One Main Plaza Building
                      4435 Main Street, Suite 500
                     Kansas City, Missouri  64111
                            (816) 751-6090
        (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              Bret Wilson
                      Block Financial Corporation
                             One Main Plaza
                      4435 Main Street, Suite 500
                     Kansas City, Missouri  64111
                            (816) 751-6021
         (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              Copies to:
Paul M. Hoffmann, Esq.                       Daniel M. Rossner, Esq.
Morrison & Hecker L.L.P.                     Brown & Wood LLP
2600 Grand Avenue                            One World Trade Center
Kansas City, Missouri  64108                 New York, New York 10048

                         --------------------
      Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this Registration
Statement as determined by market conditions.

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. |_|

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. |_|

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                    CALCULATION OF REGISTRATION FEE

=================================================================================================================================
Title of Securities         Amount to Be         Proposed Maximum                Proposed Maximum               Amount of
to Be Registered            Registered           Offering Price Per Unit <F1>    Aggregate Offering Price(1)    Registration Fee
---------------------------------------------------------------------------------------------------------------------------------
Asset Backed Certificates    $1,000,000                  100%                         $1,000,000                    $303.03
=================================================================================================================================

<F1>(1)  Estimated solely for the purpose of calculating the registration fee.


      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                 SUBJECT TO COMPLETION, DATED OCTOBER 11, 1996

Prospectus Supplement
(To Prospectus dated ______________, 199__)

                         BLOCK MORTGAGE FINANCE, INC.
                                   Depositor

                           $-----------------------

                           Asset Backed Certificates
                          Block Financial Corporation
                                Master Servicer

                        Companion Mortgage Corporation
                                    Seller

The Block Mortgage Finance Asset Backed Certificates, Series 199__-__
(the "Certificates"), will consist of ________ classes of Certificates designated as the Class A-____ and Class A-___ Certificates (collectively, the "Class A Certificates"), the Class B-___ and Class B-___ Certificates (collectively, the "Class B Certificates") and Class R Certificates (the "Class R Certificates," and together with the Class A Certificates and Class B Certificates, the "Certificates"). Only the Class A and Class B-__ Certificates (collectively, the "Offered Certificates") are offered hereby. The Certificates represent fractional undivided interests in a trust fund to be designated as Block Mortgage Finance Asset Backed Trust 199__-__ (the "Trust" or the "Trust Fund"), consisting primarily of (i) a pool (the "Mortgage Pool") of [fixed-rate][adjustable rate], closed-end, [simple interest,] mortgage loans (each, (continues on following page)

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE CERTIFICATES. THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE SELLER, THE MASTER SERVICER OR ANY OF THEIR AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR, THE SELLER, THE MASTER SERVICER OR ANY OF THEIR AFFILIATES.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THIS PROSPECTUS SUPPLEMENT COMMENCING ON PAGE
S-__ HEREIN AND IN THE PROSPECTUS COMMENCING ON PAGE ___ THEREIN.
--------------------------------------------------------------------------------

Initial Class
Certificate           Price to            Underwriting   Proceeds to
Balance               Public <F1>           Discount              Depositor <F1><F2>
----------------------------------------------------------------------------------------------------------------
Per Class A-__ Certificate
----------------------------------------------------------------------------------------------------------------
Per Class A-__ Certificate
----------------------------------------------------------------------------------------------------------------
Per Class B-__ Certificate
----------------------------------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------------------------------

<F1> (1)  Plus accrued interest, if any, from ________, 19__.
<F2> (2)  Before deducting expenses payable by the Depositor, estimated to be $__________.



     be $______.

The Offered Certificates are offered by Morgan Stanley & Co. Incorporated
(the "Underwriter") subject to prior sale, when, as and if issued and accepted by the Underwriter and subject to the Underwriter's right to reject orders in whole or in part and to approval of certain legal matters by its counsel. It is expected that the Offered Certificates will be delivered in book-entry form through the facilities of The Depository Trust Company ("DTC") against payment therefor in immediately available funds on or about _________, 199__.

                            MORGAN STANLEY & CO.
                                INCORPORATED

______________, 199__

(continuation of cover page)
a "Mortgage Loan") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or junior lien on one- to four-family dwellings (each, a "Mortgaged Property") to be deposited into the Trust Fund by Block Mortgage Finance, Inc. (the "Depositor") for the benefit of the holders of the Certificates (the "Certificateholders"), (ii) all monies due on the
Mortgage Loans after the Cut-off Date, (iii) amounts on deposit in the Collection Account, [the Reserve Account] [, the Spread Account] and [the
Yield Supplement Account] and (iv) certain other property. The Mortgage Loans were purchased by the Depositor from Companion Mortgage Corporation (the "Seller") and will be master serviced by Block Financial Corporation (in its capacity as master servicer, the "Master Servicer"). [The Trust also will
include $           on deposit in the Prefunding Account which will be used to
purchase additional Mortgage Loans for the Trust prior to               , 199
as described herein.]

Distributions on the Certificates will be made, to the extent of funds available therefor, on the ____ day of each month, or, if such day is not a business day, then on the next business day, commencing on _________________, 199__ (each, a "Distribution Date").

There is currently no secondary market for the Offered Certificates.
The Underwriter intends to make a secondary market in the Offered Certificates, but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if one does develop, that it will continue. The Offered Certificates will not be listed on any securities exchange.

As described herein [an election][two separate elections] will be made to treat the Trust Fund [(exclusive of the Yield Maintenance Account)] as [a] "real estate mortgage investment conduit[s]" ([each,] a "REMIC") for federal income tax purposes. The Offered Certificates will constitute "regular interests" in a REMIC [and an interest in the Yield Supplement Account] as described herein. For a description of certain tax consequences of owning the Offered Certificates, including, without limitation, original issue discount, see "Certain Federal Income Tax Consequences" herein and in the Prospectus.

THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT
THE OFFERED CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS DATED ______________, 1996, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR
EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE OFFERED CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.


No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby by anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement or the Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information herein is correct as of any date since the date of this Prospectus Supplement.

Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus and a Prospectus Supplement. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus and a Prospectus Supplement when acting as Underwriter and with respect to their unsold allotments or subscriptions.

                               SUMMARY OF TERMS

The following Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Prospectus.

Title of Certificates......  Block Mortgage Finance Asset Backed Certificates,
      issuable in series (the "Certificates").

Certificates Issued........  The Certificates are to be issued in the following
      Classes (each, a "Class"):

        Initial Class           Pass-Through
     Certificate Balance         Rate          Class
     -------------------     ------------      -----
                                                           A-__
                                                        A-__
                                                           B-__
                                                           B-__

     Only the Class A Certificates and Class B-__
      Certificates (the "Offered Certificates") are
                              offered hereby.

Depositor..................  Block Mortgage Finance, Inc., a Delaware
      corporation (the "Depositor") and a wholly-owned, limited purpose subsidiary of the Seller.

Seller.....................  Companion Mortgage Corporation, a Delaware
      corporation (the "Seller") and a wholly-owned subsidiary of Block Financial Corporation.

Master Servicer............  Block Financial Corporation (in its capacity as servicer, the "Master Servicer").

Trustee....................  _________________, a national banking association having its principal place of business in the ___________________ (the "Trustee"). See "The
      Trustee" herein.

Cut-off Date...............  ___________, 199__ (the "Cut-off
      Date").

Closing Date...............  On or about ___________, 199__ (the "Closing
                              Date").

Distribution Date..........  The _____ calendar day of each month or, if such day is not a business day, the first business day following such ____ calendar day, commencing on __________, 199__ (each, a "Distribution
      Date").

Record Date................  The calendar day immediately preceding each
      Distribution Date (or, if Definitive Certificates are issued, the first calendar day of the month in which each such Distribution Date occurs)
      (each, a "Record Date").

The Mortgage Pool..........  The Certificates represent interests in a trust fund to be designated as Block Mortgage Finance
      Asset Backed Trust 199__-__ (the "Trust" or the
      "Trust Fund"), consisting primarily of (i) a pool (the "Mortgage Pool") of [fixed-rate,]
      [adjustable rate,] closed-end, [simple interest,] mortgage loans originated or purchased by the
                              Seller for sale to the Depositor, and evidenced by promissory notes or other evidence of indebtedness (the "Mortgage Loans") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or more junior lien on one- to four- family dwellings (each, a "Mortgaged Property"), with an aggregate principal balance of $_________________ as of the Cut-off Date, after giving effect to payments due on or prior to the Cut-off Date (the
      "Original Pool Principal Balance"), (ii) all monies due with respect to the Mortgage Loans after the Cut-off Date, (iii) amounts on deposit in the Collection Account, [the Reserve Account] [, the Spread Account] [and] [the Yield Supplement Account] and (iv) certain other property. [The Trust also will include $__________ on deposit in the Prefunding Account which will be used to purchase additional
      Mortgage Loans for the Trust prior to __________, 199_, as described herein.]

     All of the Mortgage Loans were purchased by the Seller in accordance with the underwriting standards as described in the Prospectus under "The Mortgage Loan Program" and were sold to the Depositor for inclusion in the Trust. See
      "Description of the Mortgage Pool" herein.

     The Mortgage Loans consist of _____ loans secured
                              by Mortgaged Properties which are located primarily in the States of __________, __________

                              and __________. As of the Cut-off Date, the average unpaid principal balance of the Mortgage Loans was $________, the maximum unpaid principal balance of any of the Mortgage Loans was $_________ and the minimum unpaid principal balance of any of the Mortgage Loans was $_______. As of the Cut-off Date, the interest rates borne by the Mortgage Loans (the "Mortgage Interest Rates") ranged from ____% to ____% per annum, and the weighted average Mortgage Interest Rate of the Mortgage Loans was ____% per annum. As of the Cut-off Date, the weighted average original term to scheduled maturity of the Mortgage Loans was _____ months and the original term to scheduled maturity of the Mortgage Loans ranged from [90] months to [180] months. As of the Cut-off Date, the weighted average remaining term to scheduled maturity of the Mortgage Loans was ______ months and the remaining terms to scheduled maturity of the Mortgage Loans ranged from __ months to __ months. All of the Mortgage Loans were originated between ___________, 199_ and __________, 199_.

     As of the respective dates of origination of the
                              Mortgage Loans, the weighted average Combined Loan-to-Value Ratio of the Mortgage Loans was approximately ____%, [and the weighted average Mortgage Loan-to-Value Ratio of the Mortgage Loans was approximately ____%].

     As of the Cut-off Date, ____% of the Mortgage Loans
                              were secured by first mortgages, _____% were secured by second mortgages and approximately ____% were secured by more junior mortgages. In the case of the Mortgage Loans secured by second or more junior Mortgages, the related senior mortgage loans may not necessarily be included in the Mortgage Pool. As of the Cut-off Date, the Mortgage Files for _____% (by aggregate principal balance) of the Mortgage Loans contained information as to property type. Of such Mortgage Loans, ____% were secured by mortgages on single family dwellings, _____% were secured by mortgages on two- to four-family dwellings, _____% were secured by mortgages on townhouses and ____% were secured by mortgages on condominiums. The Mortgage Loans for which such information is available do not represent a statistical sampling and are not expected to be indicative of such characteristics of the entire Mortgage Pool.

     As of the Cut-off Date, the Mortgage Files for
                              _____% (by aggregate principal balance) of the

                              Mortgage Loans contained information as to occupancy type. Of such Mortgage Loans, ____% were secured by mortgages on properties which are the related borrower's primary residences, and ____% were secured by mortgages on vacation, second home or investor owned properties. The Mortgage Loans for which such information is available do not represent a statistical sampling and are not expected to be indicative of such characteristics of the entire Mortgage Pool. See "The Mortgage Loan Pool--General" herein.

     Unless otherwise specified to herein, references
                              herein to percentages of Mortgage Loans in the Mortgage Pool refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date, giving effect to principal payments due on or prior to the Cut-off Date.

Denominations.............   The Offered Certificates will be issued in minimum
                              denominations of $1,000 and integral multiples thereof. Each Offered Certificate will represent a percentage interest in the Trust Fund (a "Percentage Interest") determined by dividing the original dollar amount represented by such Certificate by the aggregate of the Original Certificate Balance of all the Offered Certificates.

Registration of the
 Offered Certificates......  Each Class of Offered Certificates will initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and will be available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificates representing the Offered Certificates will be issued in definitive form only under the limited circumstances described herein. All references herein to "holders" or "Certificateholders" shall reflect the rights of owners of the Offered Certificates (the

                              "Certificate Owners" ) as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "Risk Factors" and "Description of the Certificates--Registration and Transfer of the Certificates" in the Prospectus.

Final Scheduled
 Distribution Dates........  The Final Scheduled Distribution Date for each
                              Class of Offered Certificates is set forth below, although it is anticipated that the actual final Distribution Date for such Class may occur earlier than its Final Scheduled Distribution Date. See "Certain Yield and Prepayment Considerations" herein for a description of the methodology used in calculating the Final Scheduled Distribution Dates.

                                                              Final Scheduled
                                                              Distribution Date
      -----------------

      Class A-_ Certificates:          _______________
      Class A-_ Certificates:          _______________
      Class B-_ Certificates:          _______________

The Certificates
 A.  General...............  The Certificates will be issued pursuant to a
                              Pooling and Servicing Agreement to be dated as of the Cut-off Date among the Master Servicer, the Depositor and the Trustee (the "Pooling and Servicing Agreement").

     The Certificates will consist of ___________
                              classes of Certificates (each, a "Class"), designated as the Class A-_ and Class A-_ Certificates (the "Class A Certificates") and the Class B-_ and Class B-_ Certificates (the "Class B Certificates") and the Class R Certificates (the "Class R Certificates"). Distributions on the Class B Certificates and Class R Certificates will be subordinate to distributions on the Class A Certificates to the extent described herein. Only the Class A Certificates and Class B-_ Certificates (the "Offered Certificates") are offered hereby.

     The Class A-_ Certificates will have an aggregate
                              principal balance of $__________ (the "Original Class A-_ Certificate Balance") as of the Closing

                              Date, and will accrue interest at the rate of ____% per annum (the "Class A-_ Pass-Through Rate"). The Class A-_ Certificates will have an aggregate principal balance of $________ (the "Original Class A-_ Certificate Balance") as of the Closing Date, and will accrue interest at the rate of ____% per annum (the "Class A-_ Pass Through Rate"). The Class B-_ Certificates will have an aggregate principal balance of $________ (the "Original Class B-_ Certificate Balance") as of the Closing Date, and will accrue interest at the rate of ____% per annum (the "Class B-_ Pass-Through Rate"). The Class B-_ Certificates will have an aggregate principal balance of $________ (the "Original Class B-_ Certificate Balance") as of the Closing Date, and will accrue interest at the rate of ____% per annum (the "Class B-_ Pass-Through Rate"; each of the Class A-_ Pass Through Rate, the Class A-_ Pass-Through Rate, the Class B-_ Pass Through Rate and the Class B-_ Pass-Through Rate, a "Pass Through Rate"). The Class A Certificates represent an undivided ownership interest in the Mortgage Pool that is senior to the ownership interest represented by the Class B Certificates and Class R Certificates to the extent described herein.

     As more fully described herein, distributions will
                              be made on the Class A Certificates on each Distribution Date to the extent of available funds: first, to pay interest on each interest-bearing Class of Class A Certificates; second, to principal of the Classes of Class A Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth herein under "Description of the Certificates -- Distributions" herein; and third, to interest on and then principal of each Class of Class B Certificates in order of their numerical Class designation (beginning with the Class B-1 Certificates), subject to the limitations set forth herein under "Description of the Certificates -- Distributions." The Class R Certificate will only be entitled to receive distributions, if any, upon the termination of the Trust Fund.

     On any Distribution Date, the amount available for
                              distribution to Certificateholders for any
                              Distribution Date generally will be [the sum of
                              (i)] the Available Payment Amount, [(ii) any amount (the "Reserve Account Draw") deposited in the Collection Account from the Reserve Account,
                              (iii) any amount withdrawn from the Spread Account

                              for deposit into the Collection Account and (iv) any Yield Supplement Deposit Amount deposited in the Collection Account from the Yield Supplement Account]. The term "Available Payment Amount" generally means with respect to any Distribution Date, the amount of collections on or with respect to the Mortgage Loans due and received by the Master Servicer during the related Due Period, net of the related Servicing Fee paid to the Master Servicer and reimbursements for incurred unpaid Servicing Fees, unreimbursed Advances and certain expenses paid by the Master Servicer.

B. Interest Distributions..  Interest will accrue on each interest-bearing
                              Class of Certificates from the ____ calendar day of each month (whether or not such day is a Business Day), or in the case of the initial Accrual Period, from the Cut-off Date, to, but excluding, the ____ calendar day of the next succeeding month (whether or not such day is a Business Day) (each, an "Accrual Period") on the basis of a 360 day year consisting of twelve 30-day months. Interest shall accrue at the related Pass-Through Rate and shall be distributed, to the extent funds are available therefor, on each Distribution Date. With respect to each Distribution Date, the aggregate interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Balance outstanding on the immediately preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date), or, in the case of the initial Accrual Period, outstanding on the Cut-off Date of each Class of Offered Certificates, is referred to herein as the "Interest Remittance Amount." See "Description of the Certificates--Distributions" herein and in the Prospectus.

C.  Principal
 Distributions............. Holders of the Offered Certificates will be entitled to receive on each Distribution Date, in the order and priority set forth herein, to the extent of funds available therefor (but not more than the Certificate Balance then outstanding), a distribution allocable to principal which will generally equal the sum of (a) all amounts received by the Master Servicer from or on behalf of the related Mortgagors on the Mortgage Loans during the calendar month preceding the calendar month in which such Distribution Date occurs (the "Due Period") which, at the time of receipt, were applied in reduction of the principal balance of such Mortgage Loans, including (i) the principal portion of all scheduled payments ("Monthly Payments") received on the Mortgage Loans, (ii) any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") and partial prepayments of principal on any such Mortgage Loan that are not Principal Prepayments (each, a "Curtailment") and (iii) the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property or a REO Property, net of proceeds to be applied to the repair of the Mortgaged Property or released to the Mortgagor and net of expenses reimbursable therefrom ("Insurance Proceeds"),
                              (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans, whether by trustee's sale, foreclosure sale or otherwise ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with a release of part of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (b) the principal portion of all amounts paid by the Seller in connection with the repurchase of, or the substitution of a substantially similar mortgage loan for, a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the related Purchase and Sale Agreement, (c) the principal balance of each defaulted Mortgage Loan or REO Property as to which the Master Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan") to the extent not included in the amounts described in clauses (a) and (b) above (the sum of (a), (b) and (c) above, the "Basic Principal Amount"). The Basic Principal Amount shall not inculde amounts received from Mortgagors to be applied to Monthly Payments in the future. [In addition, excess amounts may be released from the Reserve Account and applied to make distributions in reduction of the Principal Balance of the Offered Certificate Balance as described herein. See "Description of the Certificates--Reserve Account".]


     As of any Distribution Date, the "Certificate
                              Balance" of any Class of Offered Certificates will equal the Original Certificate Balance of such Class, less all amounts previously distributed on account of principal to holders of such Class of Offered Certificates.

D.  Certificates other
 than the Offered
 Certificates..............  In addition to the Offered Certificates, the following Classes of Subordinated Certificates
                              will be issued in the indicated approximate initial Class Certificate Balances and will bear interest at the indicated Pass-Through Rates, but are not offered hereby:

                                                 Initial Class
                                                  Certificate     Pass-Through
                                                    Balance           Rate
         -------------    ------------

     Class B-_(1)....    $                           %
     Class R             N/A                         N/A
     ----------

                             (1) The Class B-_ Certificates will provide limited credit support for the Class A Certificates and the other Class B Certificates as described herein. Any information contained herein with respect to the Class B-_ Certificates and Class R Certificates is provided only to permit a better understanding of the Offered Certificates.

[Reserve Account..........   An account or accounts will be maintained by the
                              Trust (the "Reserve Account") which account shall be an Eligible Account, as described herein. The Reserve Account will initially be maintained at _______________ in its trust department. Amounts on deposit in the Reserve Account will be available on each Distribution Date to pay the Remittance Amount, to the extent the Available Payment Amount on any such Distribution Date is insufficient therefor; provided that amounts on deposit in the Reserve Account will not be available on any Distribution Date to the extent the Yield Supplement Deposit Amount for such Distribution Date exceeds the amount on deposit in the Yield Supplement Account on such Distribution

                              Date. The Reserve Account will be funded by an initial deposit from the proceeds of the sale of the Offered Certificates of $____________ (____% of the Original Pool Principal Balance, which is equal to the initial Reserve Account Requirement). Thereafter, the Available Payment Amount, if any, remaining after payment of the Remittance Amount will be deposited into the Reserve Account to the extent necessary to maintain the amount in the Reserve Account at the Reserve Account Requirement. The Reserve Account Requirement will generally decline so long as losses and delinquencies do not exceed the limits described herein. The Reserve Account Requirement may be reduced as of any Distribution Date, or the definition thereof may be otherwise modified, without the consent of the Certificateholders, provided that the Rating Agencies confirm in writing that such reduction or modification will not result in a reduction or withdrawal in the rating of any Class of the Offered Certificates.]

     [On each Distribution Date, all amounts on deposit
                              in the Reserve Account in excess of the Reserve Account Requirement will be distributed to the Offered Certificates, in the order and priority set forth herein under "Description of the Certificates -- Reserve Fund," until the principal amount of each such Class is reduced to zero, and any remaining excess will be distributed to the Class __ Certificates; provided, that if both the balance in the Reserve Account and the Overcollateralization Amount as of any Distribution Date have been reduced to zero, payments of principal on each Class of Offered Certificates will be made pro rata based on their respective Certificate Balances. See "Description of the Certificates--Reserve Account."]

     [The Class __ Certificateholders will not be
                              required to refund any amounts properly
                              distributed to them, regardless of whether there are sufficient funds on a subsequent Distribution Date to make a full distribution to the other Classes of Certificateholders of the amount required to be distributed to such Certificateholders.]

     [The funding and maintenance of the Reserve
                              Account is intended to enhance the likelihood of timely payment to Offered Certificateholders of the Remittance Amount; however, in certain circumstances, the Reserve Account could be depleted and shortfalls could result.]

[Yield Supplement
 Account...................  On the Closing Date, the Yield Supplement Account
                              will be funded by an initial deposit of
                              $__________ from the proceeds of the issuance of the Offered Certificates, which is equal to the Maximum Yield Supplement Amount as of the Cut-off Date. The "Maximum Yield Supplement Amount" as of any date will equal the net present value (discounted at a rate of ___% per annum) of the aggregate amount by which (x) interest accrued on the principal balance of each then outstanding Mortgage Loan having a Mortgage Interest Rate of less than ____% (each, a "Supplemented Mortgage Loan") for the period commencing on such date and ending on the scheduled maturity of each such Mortgage Loan at a rate equal to ____% (the sum of (i) ____% and (ii) the Servicing Fee Rate), exceeds (y) interest on such principal balance at the applicable Mortgage Interest Rate for the same period, assuming in each case that payments on such Mortgage Loans are made as scheduled and no prepayments are made. The Yield Supplement Account will initially be maintained at __________________ in its trust department. On each Distribution Date, the Trustee will transfer to the Distribution Account, from monies on deposit in the Yield Supplement Account, an amount equal to the Yield Supplement Deposit Amount, if any, in respect of the Mortgage Loans for such Distribution Date, which amount shall be applied to the Interest Remittance Amount for such Distribution Date. See "Description of the Certificates--Yield Supplement Account").]

Servicing..................  The Master Servicer will be responsible for servicing, managing and making collections on the Mortgage Loans. The Master Servicer will receive a monthly servicing fee (the "Monthly Servicing Fee"), payable out of the amounts collected by the Master Servicer, as compensation for acting as Master Servicer. The Monthly Servicing Fee will be paid on each Distribution Date for the preceding Due Period, and, as to any Distribution Date, will be equal to one-twelfth of the product of ____% (the "Servicing Fee Rate") and the Pool Principal Balance as of the preceding Distribution Date or, with respect to the first Distribution Date, the

                              Original Pool Principal Balance, reduced by any amounts set forth in the Pooling and Servicing Agreement. As part of its servicing responsibilities, the Master Servicer will be required to cause to be deposited, in the manner and at the times described herein, into an account or accounts (the "Collection Account"), which must be an Eligible Account, all payments due with respect to the Mortgage Loans after the Cut-off Date except late payment penalties, extension fees and similar items which will be retained by the Master Servicer as additional servicing compensation. The Master Servicer is entitled to receive investment earnings on amounts in the Collection Account. See "Description of the Certificates--Payments on Mortgage Loans; Deposits to Collection Account" and "--Servicing Compensation".

Ratings....................  It is a condition to the issuance of the Class
                              A-_, A-_ and B-_ Certificates that each be rated ___, ___ and ___, respectively by _____________
                              ("________") and _____ , ___ and ___, respectively
                              by _______________ ("_____", each of ______ and
                              _____, a "Rating Agency"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain any rating on any Class of Certificates and, accordingly, there can be no assurance that the rating assigned to any Class of Certificates upon initial issuance thereof will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the related Class of Certificates may be adversely affected. In general, the ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments. See "Risk Factors --Liquidity" and "Ratings" herein.

Optional Termination ......  On any Distribution Date on or after the date on which the Pool Principal Balance has declined to less than __% of the Original Pool Principal Balance, the Master Servicer [, the Depositor and the Seller] will have the option, subject to certain conditions set forth in the Pooling and Servicing Agreement, to purchase all, but not less than all, of the Mortgage Loans, at the purchase price described herein. The payment of such purchase price will effect retirement of the Certificates which are outstanding on the date of purchase. See
                              "Description of the Certificates--Termination; Retirement of the Certificates" herein.

Certain Legal Aspects of
 the Mortgage Loans........  _____% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) are secured by second or more junior Mortgages which are subordinate to one or more mortgage liens on the related Mortgaged Property prior to the lien of such Mortgage Loan (such senior lien, if any, a "Senior Lien"). A primary risk with respect to junior Mortgages is that foreclosure funds received in connection therewith may not be sufficient to satisfy fully both the Senior Lien and the junior Mortgage. See "Risk Factors" and "Certain Legal Aspects of the Mortgage Loans" herein and in the Prospectus.

Certain Federal Income
 Tax Consequences..........  [An election] [Two separate elections] will be made to treat the Trust Fund [(exclusive of the Yield Supplement Account)] as [a] "real estate mortgage investment conduit[s]" ([each,] a "REMIC") for federal income tax purposes.

     Upon the issuance of the Certificates, Brown &
                              Wood LLP, special tax counsel to the Depositor ("Tax Counsel") will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes the Trust Fund [(exclusive of the Yield Supplement Account)] will qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986 (the "Code").

     For federal income tax purposes, the Class R
                              Certificates will be the sole class of "residual interest" in the REMIC and the other Certificates will represent ownership of [(i)] "regular interests" in the REMIC which generally will be treated as debt instruments[, and (ii) rights to payments from the Yield Supplement Account, which generally will be treated as interests in notional principal contracts].

     For further information regarding the federal
                              income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences" herein and in the Prospectus.


ERISA Considerations.......  See "ERISA Considerations" herein and in the
                              Prospectus.

Legal Investment...........  Although upon their initial issuance each Class of the Class __ Certificates will be rated _____ by _______ and _____ by _______, the Class __
                              Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 because, among other things, the Mortgage Pool includes Mortgage Loans that are secured by second and more junior Mortgages. Investors should consult their own legal advisers in determining whether and to what extent the Offered Certificates constitute legal investments for such investors. See "Legal Investment" herein.

Use of Proceeds............  The Depositor will apply the net proceeds of the sale of the Offered Certificates to purchase the Mortgage Loans [and to make the initial deposit into the [Reserve Account] [Yield Supplement Account]].

                                 RISK FACTORS

Investors should consider, among other things, the matters discussed under "Risk Factors" in the Prospectus and the following factors in connection with the purchase of the Offered Certificates:

Risks of the Mortgage Loans

        Geographic Concentration. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the Mortgage Loans in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. In particular, _____% and _____% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) are secured by Mortgaged Properties located in the States of __________ and __________, respectively. In addition, any deterioration of the real estate market or weakening of the economy in a region of the country could result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans, which may be reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. See "Description of the Mortgage Pool" herein for further information regarding the geographic concentration of the Mortgage Loans.

        Nature of Security. Approximately _____% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) are secured by second or more junior Mortgages. Although little data is available, the rate of default of junior mortgage loans may be greater than that of mortgage loans secured by Senior Liens on comparable properties. See "Risk Factors--Risks of the Mortgage Loans and Private Mortgage-Backed Securities--Nature of Security" in the Prospectus.

        As of the Cut-off Date, the Mortgage Files for _____% (by aggregate principal balance) of the Mortgage Loans contained information as to occupancy type, and _____% (by aggregate principal balance) of such Mortgage Loans were secured by Mortgaged Properties that are vacation, second home or investor owned properties. It is possible that the rate of delinquencies, foreclosures and losses on Mortgage Loans secured by non-owner occupied or investor properties could be higher than the loans secured by the primary residence of the borrower. Additionally, the Mortgage Loans for which information is available as to occupancy type do not represent a statistical sampling of all the Mortgage Loans, and the percentage of total Mortgage Loans secured by Mortgage Properties that are vacation, second home or investor owned properties may be higher (or lower) than _____%.

        Risk of Early Defaults. _____% of the Mortgage Loans in the Mortgage Pool (by aggregate principal balance as of the Cut-off Date) were originated within six months prior to the Cut-off Date. The weighted average remaining term to maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date is approximately ______ months. Although little data is available, defaults on mortgage loans are generally expected to occur with greater frequency in their early years.

Yield and Prepayment Considerations

        The yield to maturity of the Offered Certificates will depend on the rate and timing of payment of principal on the Mortgage Loans in the Mortgage Pool, including prepayments, liquidations due to defaults and repurchases due to defective documentation or breaches of representations and warranties. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Mortgage Loans. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. See "Certain Yield and Prepayment Considerations" herein and in the Prospectus.

[Mortgage Interest Rate Considerations

The Mortgage Interest Rate on _____% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) (each, a "Supplemented Mortgage Loan") is less than _____% (the sum of (i) _____%, which is both the Class ___ Pass-Through Rate and the Class ___ Pass-Through Rate, and (ii) the Servicing Fee Rate). Amounts withdrawn from the Yield Supplement Account are expected to be available to fund such difference. The Yield Supplement Account will be funded by an initial deposit of an amount equal to the Maximum Yield Supplement Amount as of the Cut-off Date, which is equal to the net present value (discounted at a rate of ___% per annum) of the aggregate amount by which (x) interest accrued on the principal balance of each Supplemented Mortgage Loan as of the Cut-off Date for the period commencing with such date and ending on the scheduled maturity of each such Mortgage Loan at a rate per annum equal to _____%, exceeds (y) interest on such principal balance at the applicable

Mortgage Interest Rate for such period, assuming in each case that payments on such Mortgage Loans are made as scheduled and no prepayments are made. Disproportionate rates of prepayments between Mortgage Loans with higher and lower Mortgage Interest Rates are therefore not expected to materially affect the yield to the Offered Certificateholders.]

                       DESCRIPTION OF THE MORTGAGE POOL
General

The description herein of the Mortgage Loans comprising part of the Trust (the "Mortgage Pool") and of the Mortgaged Properties describes the pool of Mortgage Loans as it was constituted [as of the close of business on] after giving effect to principal payments due on or prior to the Cut-off Date. The Mortgage Pool consists of ___________ Mortgage Loans and has an Original Pool Principal Balance of $_________________ as of the Cut-off Date. The promissory notes (the "Mortgage Notes") evidencing the Mortgage Loans are secured by mortgages on one- to four-family residential properties which are located primarily in __________ and __________. Each Mortgage Loan is a closed-end, [fixed-rate,] [adjustable rate,] [simple interest] mortgage loan. [____] [All of the] Mortgage Loans are fully amortizing (i.e. provide for substantially equal monthly payments of principal and interest over their terms). [The remaining Mortgage Loans provide for scheduled monthly payments of principal and interest based upon a ___ month amortization schedule and a balloon payment ___ months following origination.] None of the Mortgage Loans are insured or guaranteed by any governmental agency or other person (except [in some cases] for title and hazard insurance, which insurance is required to be obtained by the borrower). The Mortgage Loans were purchased by the Seller from [unaffiliated] parties, as described under "The Mortgage Loan Program" in the Prospectus.

Each Mortgage Loan was selected for inclusion in the Mortgage Pool from among those mortgage loans that were not 30 days or more past due and had a remaining term to scheduled maturity ranging from ____ months to _____ months (except for _____ Mortgage Loans whose remaining terms to scheduled maturity were _____ months). The Depositor believes that no adverse selection procedures were employed in making such selection.

As of the Cut-Off Date, (i) the average principal balance of the Mortgage Loans was $____________________, (ii) no Mortgage Loan had a remaining principal balance of less than $____________, (iii) each Mortgage Loan had an original term to scheduled maturity ranging from ____ months to _____ months,
(iv) the weighted average Mortgage Interest Rate was ______% per annum, (v) the weighted average original term to scheduled maturity was _______ months, (vi) the weighted average remaining term to scheduled maturity was _______ months,
(vii) the original principal balance of the Mortgage Loans ranged from $______________ to $__________ and (viii) the average original principal balance was $______________.

Unless otherwise specified herein, references herein to percentages of the Mortgage Loans refer in each case to the Percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Of the Mortgage Loans, ____% were secured by first mortgages, _______% were secured by second mortgages, and approximately _______% were secured by more junior mortgages. As of the dates of origination of the Mortgage Loans, the weighted average Combined Loan-to-Value Ratio (as defined in "Description of the Primary Assets--Single Family Loans" in the Prospectus) of the Mortgage Loans was _______% and the weighted average Loan-to-Value Ratio (as defined in "Description of the Primary Assets--Single Family Loans" in the Prospectus) of such Mortgage Loans was ________%. As of the respective dates of origination of the Mortgage Loans, the weighted average Mortgage Loan Ratio was ________%. The "Mortgage Loan Ratio" of a Mortgage Loan secured by a second or more junior mortgage is equal to the ratio (expressed as a percentage) of the original principal balance of such Mortgage Loan to the sum of (i) the original principal balance of such Mortgage Loan and (ii) the principal balance at the time of origination of the Mortgage Loan of any senior mortgage loan(s).

As of the Cut-off Date, the Mortgage Files for _______% (by aggregate principal balance) of the Mortgage Loans contained information as to property type, and of such Mortgage Loans _____% were secured by single family properties, _______% were secured by two- to four-family properties, _____% were secured by townhouses and _______% were secured by condominiums. As of the Cut-off Date, the Mortgage Files for _______% (by aggregate principal balance) of the Mortgage Loans contained information as to the occupancy type, and of such Mortgage Loans _________% were secured by primary residences, and _______% were secured by vacation, second home or investor owned properties. The Mortgage Loans for which information is available as to property type or occupancy type do not represent a statistical sampling of all the Mortgage Loans, and the respective percentages of all the Mortgage Loans secured by the various property types or occupancy types is expected to differ from the percentages given above.

                           MORTGAGE POOL STATISTICS

Set forth below is a description of certain additional characteristics of the Mortgage Pool as of the Cut-off Date, and references to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans in the Mortgage Pool. The percentages set forth in the table below may not always add to 100% due to rounding.

                         Remaining Principal Balances

                                  % of
                                  Mortgage                % of
                                  Pool by                 Mortgage Pool
       Aggregate   Aggregate   Number of   by Number of
Range of Principal        Principal   Principal   Mortgage    Mortgage
Balances       Balance     Balance     Loans       Loans
---------------------------    ---------   ---------   ---------   -------------

                            Mortgage Interest Rates

                                 % of
                                           Mortgage                % of
                                           Pool by                 Mortgage Pool
       Aggregate   Aggregate   Number of   by Number of
Range of Mortgage              Principal   Principal   Mortgage    Mortgage
Interest Rates       Balance     Balance     Loans       Loans
---------------------------    ---------   ---------   ---------   -------------
















                  Months to Scheduled Maturity at Origination


                                  % of
                                           Mortgage                % of
                                           Pool by                 Mortgage Pool
       Aggregate   Aggregate   Number of   by Number of
Range of Months to       Principal   Principal   Mortgage    Mortgage
Scheduled Maturity       Balance     Balance     Loans       Loans
---------------------------    ---------   ---------   ---------   -------------

                    Months Remaining to Scheduled Maturity

                                  % of
                                  Mortgage   % of
                                  Pool by                 Mortgage Pool
Range of Months       Aggregate   Aggregate   Number of   by Number of
Remaining to       Principal   Principal   Mortgage    Mortgage
Scheduled Maturity       Balance     Balance     Loans       Loans
---------------------------    ---------   ---------   ---------   -------------










                Geographical Distribution of Mortgage Loans (1)


                           % of
                                   Mortgage   % of
                                  Pool by                 Mortgage Pool
       Aggregate   Aggregate   Number of   by Number of
       Principal   Principal   Mortgage    Mortgage
State       Balance     Balance     Loans       Loans
---------------------------    ---------   ---------   ---------   -------------









---------------------
(1) Geographic location generally is determined by location of the related Mortgaged Property; however, with respect to certain Mortgage Loans, geographic location is determined by Mortgagor mailing address.

                    Calendar Year and Month Of Origination

                                           % of
                                           Mortgage                % of
                                           Pool by                 Mortgage Pool
       Aggregate   Aggregate   Number of   by Number of
Calendar Year               Principal   Principal   Mortgage    Mortgage
and Month       Balance     Balance     Loans       Loans
---------------------------    ---------   ---------   ---------   -------------


















                           Calendar Year of Maturity

                            % of
                                           Mortgage   % of
                                           Pool by                 Mortgage Pool
       Aggregate   Aggregate   Number of   by Number of
Calendar Year       Principal   Principal   Mortgage    Mortgage
of Maturity       Balance     Balance     Loans       Loans
---------------------------    ---------   ---------   ---------   -------------

                         Combined Loan-to-Value Ratios
                                At Origination


                                           % of
                                           Mortgage                % of
                                           Pool by                 Mortgage Pool
       Aggregate   Aggregate   Number of   by Number of
                               Principal   Principal   Mortgage    Mortgage
Range of CLTV's       Balance     Balance     Loans       Loans
---------------------------    ---------   ---------   ---------   -------------

                      Loan-to-Value Ratios at Origination

                                           % of
                                           Mortgage                % of
                                           Pool by                 Mortgage Pool
Range of       Aggregate   Aggregate   Number of   by Number of
Loan-to-                       Principal   Principal   Mortgage    Mortgage
Value Ratios       Balance     Balance     Loans       Loans
---------------------------    ---------   ---------   ---------   -------------










                                 Lien Priority

                                           % of
                                           Mortgage                % of
                                           Pool by                 Mortgage Pool
       Aggregate   Aggregate   Number of   by Number of
                               Principal   Principal   Mortgage    Mortgage
Lien Priority       Balance     Balance     Loans       Loans
---------------------------    ---------   ---------   ---------   -------------




                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

         The rate of principal payments on the Offered Certificates, the aggregate amount of each interest payment on the Offered Certificates and the yield to maturity of the Offered Certificates are related to the rate and timing of payments of principal on the Mortgage Loans, which may be in the form of scheduled and unscheduled payments. In general, when the level of prevailing interest rates for similar loans significantly declines, the rate of prepayment is likely to increase, although the prepayment rate is influenced by a number of other factors, including general economic conditions and homeowner mobility. Defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on second and more junior mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to the related Offered Certificateholders of amounts of principal which would otherwise be distributed over the remaining terms of the Mortgage Loans in the Mortgage Pool.

         In addition, the Master Servicer [, the Depositor] [and the Seller] may, at its option, purchase from the Trust all of the outstanding Mortgage Loans and REO Properties, and thus effect the early retirement of the Offered Certificates, on any Distribution Date following the first date on which the Pool Principal Balance is less than [__]% of the Original Pool Principal Balance. See "Description of the Certificates--Termination; Retirement of the Certificates" herein.

         The rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. No representation is made as to the particular factors that will affect the prepayment of the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on the Mortgage Loans.

         The Final Scheduled Distribution Dates for the Offered Certificates are as follows:

                                                                Final Scheduled
                                                               Distribution Date
                                                               -----------------
Class A-__ Certificates.....................................
Class A-__ Certificates.....................................
Class B-__ Certificates.....................................


         The Final Scheduled Distribution Date for each Class of Offered Certificates (other than the Class ____ Certificates) is the date on which the Original Certificate Balance set forth on the cover page hereof for such Class would be reduced to zero assuming that no Prepayments or Curtailments are received on the Mortgage Loans, each Monthly Payment of principal of and interest on the Mortgage Loans is timely received, [and no excess amounts from the Reserve Account are distributed to reduce the Principal Balance of any Offered Certificate]. The Final Scheduled Distribution Date for the Class ____ Certificates is the Distribution Date following the calendar month in which the stated maturity of the Mortgage Loan having the latest stated maturity occurs, plus ______.

         The weighted average life of each Class of the Offered

Certificates is likely to be shorter than would be the case if payments actually made on the Mortgage Loans conformed to the foregoing assumptions and the date on which the final payment on any Class of Offered Certificate could occur is significantly earlier than its respective Final Scheduled Distribution Date, because, among other things, (i) prepayments are likely to occur, (ii) defective Mortgage
Loans may be purchased from the Trust under certain circumstances described herein, (iii) the Master Servicer [, the Depositor] [and the Seller] may purchase all of the Mortgage Loans when the aggregate outstanding principal amount of the Mortgage Loans is less than __% of the Original Pool Principal Balance [and (iv) shortfalls in principal due to losses on the Mortgage Loans could result in withdrawals from the Reserve Account to make payments in respect of principal on the Offered Certificates]. [In addition, distributions of excess amounts from the Reserve Account will be applied towards the reduction of the Certificate Balance of the Offered Certificates.]

         Greater than anticipated prepayments of principal will increase the yield on the Offered Certificates purchased at a price less than par. Greater than anticipated prepayments of principal will decrease the yield on the Offered Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the Offered Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans in the Mortgage Pool and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties in the Mortgage Pool.

         [____% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) will be Supplemented Mortgage Loans. Because the Yield Supplement Account will be funded by an initial deposit of an amount equal to the Maximum Yield Supplement Amount as of the Cut-off Date (as described in "Description of the Certificates--Yield Supplement Account"), disproportionate rates of prepayments between Mortgage Loans with higher and lower Mortgage Interest Rates are not expected to materially affect the yield to Class ___ Certificateholders, even if Mortgage Loans with higher Mortgage Interest Rates prepay faster than Mortgage Loans with lower interest Mortgage Interest Rates.]

         The "weighted average life" of a Certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Certificate is repaid. The weighted average
                                     S-18
life of the Offered Certificates will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans in the

Mortgage Pool.

         Prepayments on Mortgage Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the prepayment assumption (the "Prepayment Assumption"), which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. For the Offered Certificates, a 100% Prepayment Assumption assumes a conditional prepayment rate
("CPR") of __% per annum of the outstanding principal balance of such Mortgage Loans in the first month of the life of the Mortgage Loans and an additional ________% per annum (precisely _________% per annum) in each month thereafter until the ___________ month; beginning in the _____________ month and in each month thereafter during the life of such Mortgage Loans, a conditional prepayment rate of _____% per annum each month is assumed. As used in the table below, 0% Prepayment Assumption assumes a conditional prepayment rate equal to 0% of the Prepayment Assumption, i.e., no prepayments. Correspondingly, _____% Prepayment Assumption assumes prepayment rates equal to ___% of the Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. The Depositor believes that no existing statistics of which it is aware provide a reliable basis for holders of the Offered Certificates to predict the amount or the timing of receipt of prepayments on the Mortgage Loans.

         Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between characteristics of the actual Mortgage Loans and the characteristics of the Mortgage Loans assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables and the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables. For example, it is very unlikely that the Mortgage Loans will prepay at the rates assumed by the Prepayment Assumption until maturity or that all of the Mortgage Loans will prepay at the same level of the rates assumed by the Prepayment Assumption. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the table entitled "Percent of Initial Certificate Balance Outstanding at the Following Percentages of the Prepayment Assumption" at the various constant percentages of the Prepayment Assumption specified therein, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of original Certificate Balances outstanding over time and the weighted average lives of the Offered Certificates.

         The tables set forth below have been prepared on the basis of certain assumptions, including the assumptions that (i) all payments of principal of and interest on each Mortgage Loan are timely received and no Mortgage Loan is ever delinquent, (ii) none of the Mortgage
Loans are repurchased from the Trust, (iii) there are no Net Losses on the Mortgage Loans and the Mortgage Loans prepay at the indicated percentages of the Prepayment Assumption, (iv) the Master Servicer [Depositor,] [or Seller] does not exercise its right of optional termination as described herein, (v) distribution of principal and interest on the Certificates will be made on the ____ day of each calendar month regardless of the day on which the Distribution Date actually occurs, commencing ________________, (vi) the Servicing Fee Rate is _____% per annum of the aggregate principal balance of the Mortgage Loans at the beginning of the related Due Period, (vii) all prepayments are prepayments in full, (viii) the scheduled due date for each of the Mortgage Loans is the ___________ day of each month, [(ix) the Reserve Account Requirement (as described in "Description of the Certificates--Reserve Account") is set initially as specified in the Pooling and Servicing Agreement and decreases in accordance with the Pooling and Servicing Agreement,] (x) as of the date of issuance of the Offered Certificates, the Mortgage Loans consist of pools of loans with the weighted average characteristics and amortization methodologies set forth below and (xi) the Offered Certificates have the respective Pass-Through Rates and Original Certificate Balances set forth in this Prospectus Supplement.

                                                                Assumed
                                Original     Original Remaining Month of
                       Mortgage Amortization Term to  Term to   Initial
Amortization Principal Interest Term         Maturity Maturity  Scheduled
Methodology  Balance   Rate     (months)     (months) (months)  Payments
------------ --------- ------   ----------   -------- --------  --------
Level Pay
Level Pay

         Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of each Class of Offered Certificates, and sets forth the percentages of the initial Certificate Balance of each such Class of Offered Certificates that would be outstanding after each of the dates shown at various percentages of CPR.

           Percent of Initial Certificate Balance Outstanding at the
              Following Percentages of the Prepayment Assumption

Payment
  Date   Class A Certificates   Class __ Certificates Class __ Certificates Class __ Certificates
-------- ---------------------- --------------------- --------------------- ---------------------





















*The weighted average life of a Certificate of any Class is determined by (i) multiplying the amount of each distribution in reduction of the related Certificate Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the highest related Certificate Balance of the Certificate.


         The following tables set forth the yields to maturity of the Offered Certificates at various assumed prices and percentages of the Prepayment Assumption. The information is given solely to illustrate the yield to maturity based on such assumptions and is not a prediction of the actual yield to maturity of any Class of Offered Certificates.

                        Pre-Tax Yield to Maturity(l) --
            Sensitivity of the Offered Certificates to Prepayments

        Class A___                    Class ___
Percentage of the Prepayment Percentage of the Prepayment
        Assumption                    Assumption
---------------------------- ----------------------------







        Class ___                     Class ___
Percentage of the Prepayment Percentage of the Prepayment
        Assumption                    Assumption
---------------------------- ----------------------------








(1) Represents a corporate bond equivalent.
(2) As a percent of the related Certificate Principal Balance.

         These tables have been prepared based on the assumptions described in the second and fourth paragraph preceding these tables (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                           THE SELLER AND FORECLOSURE
                          AND DELINQUENCY EXPERIENCE

General

         For a general discussion of the Seller, see "The Seller" in the Prospectus.

Servicing Portfolio

         Primary servicing will be provided by ______ on a contract basis for [__% of the principal balance] [all] of the Mortgage Loans. [The remainder of the Mortgage Loans will be serviced by various servicers, none of which will be servicing more than [5%] of the principal balance of the Mortgage Loans.

         ________ is a _____ corporation which is actively engaged in the servicing of various financial instruments, including first and second mortgage loans. It has entered into an agreement by which it will provide the primary servicing for various risk featured mortgage loans which had been acquired by the Seller. _____ is an approved HUD Title I and Title II servicer.] _____ services several securitized and whole loan portfolios comprised of single-family mortgage products. _____'s corporate offices are located at _________________________.
______ commenced mortgage servicing operations in ___ and since then has managed and serviced [sub-prime conduit programs, and third-party mortgage loan portfolios]. The data presented below was provided by ______ as representative servicing information for mortgage loans, including mortgage loans it services on behalf of the Seller, and is presented for informational purposes only. Neither the Depositor, the Seller nor the Master Servicer makes any representations or warranties as to the accuracy or completeness of such information.

Delinquency and Loss Experience


         The following tables set forth information relating to the delinquency and loan loss experience for mortgage loans in the portfolio of such loans serviced by _______ (the "Servicer's Portfolio") for each of the _____ prior years in the period ended _____________ and for the interim periods indicated. The data presented in the following tables is for illustrative purposes only, and there is no assurance that future delinquency or loss experience of the Mortgage Loans will be similar to that set forth below.

              THE SERVICER'S MORTGAGE LOAN DELINQUENCY EXPERIENCE

                        At _____________,      At ___________________,
                      ---------------------  --------------------------
                        ____        _____      ______  _____  ____

                               (Dollar Amounts in Thousands)






---------------------

(1) Through __________________, this was calculated as the average of the daily principal balance outstanding in each month during the period, not including unearned interest. Beginning ____________________, it is calculated as the average month end principal balance outstanding in each month during the period, not including unearned interest.

(2) "Principal Amount Outstanding" is the net remaining principal balance, not including unearned interest, at the end of the related period.

(3) "Total Delinquent Balances" is the net remaining principal balance 30 days or more contractually past due at the end of the related period.

                 THE SERVICER'S MORTGAGE LOAN LOSS EXPERIENCE
                     At ____________,          At _______________,
                    ------------------        -----------------------------
                     -----    -------           -----      -----     -----
                               (Dollar Amounts in Thousands)







(1) Through ___________________, this was calculated as the average of the daily principal balance outstanding in each month during the period, not including unearned interest. Beginning __________________, it is calculated as the average month end principal balance outstanding in each month during the period, not including unearned interest.

(2) "Principal Amount Outstanding" is the net remaining principal balance, not including unearned interest at the end of the related period.

(3) "Total Net Credit Losses" is the net remaining principal balance, net of any recoveries received as of the end of the related period.

(4)      ___________________ percentages are annualized.

         The delinquency percentages set forth in the second preceding table are calculated on the basis of the unpaid principal balances of mortgage loans included in the Servicer's Portfolio as of the end of the periods indicated. The charge-off experience percentages set forth above are calculated on the basis of the average outstanding unpaid principal balance of mortgage loans included in the Servicer's
Portfolio during the periods indicated. However, because the amount of loans included in the Servicer's Portfolio has increased over these periods as a result of new originations and acquisitions, the Servicer's Portfolio as of the end of any indicated period includes many loans that may not have been outstanding long enough to give rise to some or all of the indicated periods of delinquency or to have resulted in losses. In the absence of such substantial and continual additions of newly originated and acquired loans to the Servicer's
Portfolio, the delinquency and charge-off percentages indicated above would be higher and could be substantially higher. The actual delinquency percentages and loss experience with respect to the Mortgage Loans may be expected to be substantially higher than the delinquency percentages indicated above because the composition of the Mortgage Pool will not change.

         In addition, any deterioration of the real estate market or weakening of the economy in a region of the country could result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans, which may be reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate.

                        DESCRIPTION OF THE CERTIFICATES

General

         The Block Mortgage Finance Asset Backed Certificates, Series 199_-__, will consist of _____ classes of Certificates, designated as the Class A-__ and Class A-__ Certificates (the "Class A
Certificates"), the Class B-__ and Class B-__ Certificates (the "Class B Certificates"), and the Class R Certificates (the "Class R
Certificates," and collectively with the Class A Certificates and the Class B Certificates, the "Certificates"). Only the Class A
Certificates and Class B-__ Certificates (the "Offered Certificates") are offered hereby.

         The following summary describes certain terms of the Certificates and the Pooling and Servicing Agreement. Reference is made to the accompanying Prospectus for important additional information regarding the terms of the Offered Certificates and the underlying documents. A form of the Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which the Prospectus forms a part. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Certificates and the Pooling and Servicing Agreement. Where particular provisions or terms used in any of such documents are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

         The Certificates represent interests in the Trust created and held pursuant to the Pooling and Servicing Agreement. The Trust Fund consists primarily of (i) the Mortgage Loans and all proceeds thereof,
(ii) REO Property, (iii) amounts on deposit in the Collection Account [, Reserve Account], [Spread Account] and Yield Supplement Account] (including all earnings thereon and proceeds thereof) and (iv) certain other property.

         Each Offered Certificate will be issued in minimum denominations of $1,000 and integral multiples thereof. A single Certificate may be issued in an amount different than described above. Each Offered Certificate will represent a percentage interest (a "Percentage Interest") in the applicable Class of Offered Certificates determined by dividing the original dollar amount represented by such Offered Certificate by the original aggregate principal amount of all Offered Certificates of such Class.

         The Master Servicer will service the Mortgage Loans either directly or through subservicers in accordance with the Pooling and Servicing Agreement and generally in accordance with the first and junior mortgage loan servicing standards and procedures accepted by prudent mortgage lending institutions. See "Description of the Certificates -- Servicing Standards" and "-- Use of Subservicers" in the Prospectus for a further description of the provisions of the

Pooling and Servicing Agreement relating to servicing standards and the use of subservicers.

         The Classes of Offered Certificates will have the respective initial Certificate Principal Balances (subject to the permitted variance) and Pass-Through Rates set forth or described on the cover page hereof. The remaining beneficial ownership interest in the Trust Fund will be evidenced by the Classes of Certificates not otherwise offered hereby. The rights of the Class B and Class R Certificateholders to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the Class A Certificateholders to the extent described herein.

Book-Entry Certificates

         The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in such Offered Certificates ("Certificate Owners") will hold their Certificates through the Depository Trust Company ("DTC") in the United States[, or CEDEL or Euroclear (in Europe)] if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. [CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. will act as depositary for CEDEL and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries").] Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Certificate Principal Balances of $1,000 and in integral multiples in excess thereof. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

Payments on Mortgage Loans; Deposits to Collection Account

         The Master Servicer will establish and maintain on behalf of the Trustee an account (the "Collection Account") for the benefit of the Certificateholders. The Collection Account will be an Eligible Account. Subject to the investment provision described in the following paragraphs, within one business day of receipt by the Master Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Monthly Servicing Fee, late charges, bad check fees, modification fees, assumption fees, extension fees, administrative charges, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Master Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Permitted Investments (as described in the Pooling and Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account or on such Distribution Date if approved by the Rating Agencies.

         An "Eligible Account" is an account that is [(i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies, (ii) one or more accounts with a depository institution which accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation established by such fund with a minimum long-term unsecured debt rating of Baa3 by Moody's and "BBB-" by

S&P, (iii) a segregated trust account maintained with the Trustee or an affiliate of the Trustee in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Trustee, without reduction or withdrawal of their then current ratings of the Certificates.]

         Permitted Investments are specified in the Pooling and Servicing Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

Distributions

         General. Distributions on the Certificates will be made by the Trustee on the __th day of each month, or if such day is not a business day, on the first business day thereafter, commencing on _______ __, 199_ (each, a "Distribution Date"), to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month of such Distribution Date (the "Record Date").

         Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the applicable Certificate Register or, in the case of [a Book-Entry Certificate or] a Certificateholder who holds Certificates with an aggregate initial Certificate Principal Balance of $___________ or more and who has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by wire transfer in immediately available funds to the account of such Certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the Offered Certificates will be made only upon presentment and surrender of such Certificates at the Corporate Trust Office of the Trustee.

Deposits to the Distribution Account

         The Trustee shall maintain a distribution account (the
"Distribution Account") on behalf of the Certificateholders. The
Trustee shall, promptly upon receipt, deposit in the Distribution
Account and retain therein the following:

                  (i) the aggregate amount remitted by the Master Servicer from the Collection Account;

                  [(ii) Amounts withdrawn from the [Reserve Account] [, Yield Maintenance Account] [, Spread Account];

                  (iii) all Advances; and

                  (iv) any amount required to be deposited by the Master Servicer in connection with any losses on Permitted Investments.

Withdrawals from the Distribution Account

         The Trustee shall withdraw funds from the Distribution Account for distribution to Certificateholders as described below under "--Allocation of Available Payment Amount" and may from time to time make withdrawals from the Distribution Account for the following purposes:

                  (i) to pay to the Master Servicer as servicing compensation earnings on or investment income with respect to funds in or credited to the Distribution Account;

                  (ii) to withdraw any amount deposited in the Distribution Account and not required to be deposited therein; and

                  (iii) to clear and terminate the Distribution Account upon the termination of the Agreement.

Allocation of Available Payment Amount

         General. Distributions to Certificateholders will be made on each Distribution Date in an amount equal to the amount of Available Payment Amount. "Available Payment Amount" as of any Distribution Date, is the sum of the following amounts:

                  (i) the aggregate amount on deposit in the Collection Account as of the close of business on the immediately preceding

         Determination Date; and

                  [(ii) amounts withdrawn from the [Reserve Account] [, Yield Maintenance Account] [, Spread Account]; and]

                  (iii) Advances with respect to such Distribution Date,

less the sum of:

                           (x) the portion thereof representing (A)
                  Principal Prepayments and Liquidation Proceeds received after the last day of the related Prepayment Period and (B) all Scheduled Payments or portions thereof received in respect of scheduled principal and interest on the Mortgage Loans due after the preceding Due Date, and

                           (y) amounts permitted to be withdrawn from
                  the Collection Account pursuant to the Pooling and Servicing Agreement.

         On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Available Payment Amount and make distributions thereof as described below and to the extent of the Available Payment Amount:

         (i) to the Class A Certificateholders, an amount equal to the sum of (a) interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate for the Class A Certificates on the Senior Certificate Principal Balance immediately prior to the related Distribution Date, reduced by such Class' pro rata share of shortfalls in interest due to prepayments on the Mortgage Loans for such Distribution Date and (b) any Unpaid Interest Shortfall with respect to such Class; and

         (ii) to the Class A Certificateholders, an amount equal to the Class A Principal Formula Amount to reduce the
         Certificate Principal Balance thereof to zero; and

         [Subordinate Certificate Pay Down Rules]

         Definitions.

         The "Pass-Through Rate" for any Distribution Date is defined in the Summary of Terms above. The "Unpaid Interest Shortfall" as to any Distribution Date is the amount, if any, by which the aggregate of the Interest Shortfalls for a Class of Certificates for prior Distribution Dates exceeds the aggregate of the amounts paid on prior

Distribution Dates to Certificateholders of Certificates of such Class as Unpaid Interest Shortfalls. The "Interest Shortfall" as to any Distribution Date is the amount, if any, by which the amount paid to Certificateholders of a Class of Certificates on such Distribution Date is less than the amount of current interest required to be paid to the Certificateholders of such Class on such Distribution Date.

         The "Class A Principal Formula Amount" with respect to any Distribution Date is an amount equal to the sum of (i) the Class A Percentage of the aggregate of the principal portion of each Scheduled Payment due during the related Due Period, whether or not received;
(ii) the Class A Prepayment Percentage of the aggregate of Principal Prepayments for such Distribution Date; (iii) with respect to unscheduled recoveries allocable to principal (including insurance proceeds) of any Mortgage Loan which was finally liquidated during the related Prepayment Period, the lesser of (A) the Class A Prepayment Percentage of such recovery attributable to principal of such Mortgage Loan and (B) the Class A Percentage times the related Principal Balance; and (iv) any Unpaid Principal Shortfall for such Distribution Date.

         The "Class A Percentage" with respect to any Distribution Date equals the percentage equivalent of a fraction the numerator of which is the Certificate Principal Balance of the Class A Certificates and the denominator of which is the Pool Principal Balance. The "Pool Principal Balance" with respect to any Distribution Date equals the aggregate of the Principal Balances of the Mortgage Loans outstanding on the Due Date in the month preceding the month of such Distribution Date after giving effect to all payments thereon.

         The "Class A Prepayment Percentage" with respect to any Distribution Date is 100%; provided, however, that the Class A Prepayment Percentage for a Distribution Date occurring in or after _______ 199_ will be equal to the Class A Percentage for such Distribution Date if:

                  (a) the percentage, for the preceding Distribution Date,
                        determined by dividing

                           (i) the aggregate Certificate Principal Balances of
                                 the Subordinate Certificates by

                           (ii) the Pool Principal Balance

         is equal to or greater than __%; and

                  (b) (i)  either
                           (A) aggregate Realized Losses do not exceed
                           __% of the Original Certificate Principal

                           Balance of the Subordinate Certificates, and no more than __% of the Mortgage Loans (measured by Principal Balance) are ____ days or more delinquent (or are in foreclosure or converted to REO
                           Properties); or

                           (B) aggregate Realized Losses do not exceed
                           __% of the Original Certificate Principal Balance of the Subordinate Certificates; and (ii) at least one of the following conditions is satisfied:
                           (1) no more than __% of the Mortgage Loans
                           (measured by Principal Balance) are ____ days or more delinquent (or are in foreclosure or converted to REO Properties) or (2) no more than __% (or ____%, if certain additional tests are met regarding recent performance) (measured by Principal Balance) are ____ days or more delinquent (or are in foreclosure or converted to REO Properties); and

                  (c) no Rating Agency has reduced the original rating assigned to the Class A Certificates due to a perceived deterioration in the credit quality of the Mortgage Loans;

or certain other criteria more fully described in the Pooling and Servicing Agreement are met.

         The "Certificate Principal Balance" with respect to any Class of Certificates, as of any Distribution Date, will be equal to the Certificate Principal Balance of such Class of Certificates on the Closing Date (the "Original Certificate Principal Balance") minus all distributions of principal with respect thereto on previous Distribution Dates.

         A "Principal Prepayment" with respect to any Distribution Date is any mortgagor payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         The "Unpaid Principal Shortfall" with respect to any Distribution Date is the amount, if any, by which previous distributions of principal of the Class A Certificates are less than the aggregate Class A Principal Formula Amounts (net of amounts under clause (iv) of the definition of "Class A Principal Formula Amount") distributed on prior Distribution Dates.

         The "Principal Balance" of any Mortgage Loan or related REO Property equals (i) as of the Cut-off Date, the Cut-off Date Principal Balance, and (ii) as of any other date, the Cut-off Date Principal Balance minus the sum of (a) the principal portion of the Scheduled Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and
(b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Liquidation Proceeds to the extent applied by the Master Servicer as recoveries of principal with respect to such Mortgage Loan or REO Property, which were distributed on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated for any previous Distribution Date.

         A "Realized Loss" (i) with respect to any defaulted Mortgage Loan that is finally liquidated (a "Liquidated Loan"), is the amount of loss realized equal to the portion of the Principal Balance remaining after application of all amounts recovered (net of amounts reimbursable to the Master Servicer for related Advances, expenses, Servicing Fees and other Servicing Compensation) towards interest and principal owing on the Mortgage Loan and (ii) with respect to certain Mortgage Loans the principal balances or the scheduled payments of principal and interest of which have been reduced in connection with bankruptcy proceedings, is the amount of such reduction.

Subordination of the Class B Certificates

         The rights of the Certificateholders of the Class B Certificates to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of the Certificateholders of the Class A Certificates to the extent described below. This subordination is intended to enhance the likelihood of regular receipt by the Certificateholders of the Class A Certificates of the full amount of the monthly distributions due them, and to afford such Certificateholders protection against Realized Losses. The protection afforded to the Certificateholders of Class A Certificates by means of the subordination feature will be accomplished by the preferential right of such Certificateholders to receive, prior to any distribution being made on a Distribution Date in respect of the Class B

Certificates, the amounts due them on each Distribution Date out of the Available Payment Amount on deposit on such date in the Collection Account and, if necessary, by the right of such Certificateholders to receive future distributions with respect to the Mortgage Loans that would otherwise have been payable to the Certificateholders of the Class B Certificates.

         Unless reduced by cash flow deficiencies due to delinquencies or liquidation losses, the entitlement of the Class A Certificates to a disproportionate percentage (100% unless certain tests are satisfied as set forth in the definition of Class A Prepayment Percentage) of all Principal Prepayments will have the effect of accelerating the amortization of such Class from what it would have been if such amounts had been distributed pro rata on the basis of the Certificate

Principal Balances of all of the Classes of Certificates. Any such acceleration will increase the relative interests of the Class B Certificates in the Trust Fund and the protection afforded to the Class A Certificates afforded thereby. If, however, as a result of losses on the Mortgage Loans, the Pool Principal Balance becomes less than the aggregate Certificate Principal Balance of the Class A Certificates, the protection afforded by the subordination feature will be exhausted and the Class A Certificateholders will thereafter bear all losses and delinquencies in respect of the Mortgage Loans.

         On each Distribution Date, the Certificateholders of
Subordinate Certificates will be entitled to distributions of principal and interest from the Available Payment Amount, if any, remaining in the Distribution Account after distribution to the Class A Certificateholders of amounts representing principal and interest described above under "Distributions."

Example of Distributions

         The following chart sets forth an example of distributions on the Certificates for the first month of the Trust Fund's existence:

____ _...................      Cut-off Date.

____ _ - ____ ...........  (A) Prepayment Period. The Master Servicer receives
                               Principal Prepayments and interest thereon to the date of such prepayment. For succeeding Distribution Dates, the Prepayment Period will commence on the __th of the preceding calendar month and end on the __th of the month of such Distribution Date.

____ __..................  (B) Record Date (the last business day of the month preceding the month of the related Distribution
                               Date).

____ __..................  (C) Due Date (the ______ calendar day of the month in which the related Distribution Date occurs).
                               Scheduled Payments of principal and interest on the Mortgage Loans are due from Mortgagors.

Through ____ __..........  (D) The Master Servicer receives Scheduled Payments due on ____ __ during this period.

____ __..................  (E) Determination Date (the __th day of each month).
                               The Trustee determines the amount of principal and interest (including the amount, if any, of Advances to be made by the Master Servicer) to be distributed to Certificateholders on the following Distribution Date.

____ __..................  (F) Distribution Date.

Succeeding monthly periods follow the pattern of (A) through (F),

except that the Prepayment Period is as indicated in the description above.

----------------
(A) Principal Prepayments received during this period will be distributed to Certificateholders on ____ __, 199_. When a Mortgage Loan is prepaid in full, interest on the amount prepaid is collected only from the last scheduled Due Date to the date of prepayment. Interest in respect of Principal Prepayments received during the period from the second through the __th day of a month will be paid to the Master Servicer as additional servicing compensation. With respect to Prepayment Interest Shortfalls resulting from Principal Prepayments received during the period from the __th through the last day of a calendar month, the Master Servicer will reduce its Servicing Fee for such month [(in an amount up to one-half thereof)] and make a corresponding deposit in the Collection Account, in each case to the extent described under "--Servicing Compensation" herein.

(B) Distributions of principal and interest on ____ __, 199_ will be made to Certificateholders of record at the close of business on the Record Date.

(C) Scheduled Payments are due on this date and, when received, will be passed through on the related Distribution Date.

(D) Scheduled Payments due on ____ _, 199_ will be deposited by the Master Servicer in the Collection Account within ____ business days of receipt. Such payments will include the scheduled principal payments, plus interest at the applicable Net Loan Rates on the Cut-off Date Principal Balance.

(E) As of the close of business on __________ __, 199_ the Trustee will determine the amount of principal and interest (including the amount, if any, of Advances to be made by the Master Servicer) which will be passed through to Certificateholders. The Trustee will be obligated to distribute those Scheduled Payments due on ____ _, 199_ which have been received on or before ___________ __, 199_ (or which were the subject of an Advance), as well as all Principal Prepayments received on Mortgage Loans during the related Prepayment Period (the Cut-off Date through ____ __, 199_). In the event a Prepayment Interest Shortfall occurs during such Prepayment Period, [up to one-half of] the Servicing Fee otherwise payable to the Master Servicer for such month shall, to the extent of such Prepayment Interest Shortfall, be deposited by the Master Servicer in the Collection Account for distribution to Certificateholders on ____ __, 199_.


(F) The Trustee will make distributions to Certificateholders on the __th day of the month in which the related Due Date occurs, or if such day is not a business day, on the next business day.

Reports to Certificateholders

     On each Distribution Date, the Trustee will forward to each Certificateholder a statement generally setting forth:

         (i) the amount of the related distribution to Certificateholders of such Class of Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein, any Unpaid Principal Shortfall included in such distribution and any remaining Unpaid Principal Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Certificateholders of such Class of Certificates allocable to interest, any Unpaid
     Interest Shortfall included in such distribution and any remaining Unpaid Interest Shortfall after giving effect to such distribution;

         (iii) the Certificate Principal Balance of each Class of
     Certificates after giving effect to the distribution of principal on such Distribution Date;

         (iv) the Pool Principal Balance for the following Distribution Date;

         (v) the Class A Percentage for the following Distribution Date;

         (vi) the related amount of the Monthly Servicing Fees paid to or retained by the Master Servicer;

         (vii) the Pass-Through Rate for such Class of Certificates with respect to the current Due Period;

         (viii) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution
     Date;

         (ix) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure)
     (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

         (x) with respect to any Mortgage Loan that became an REO
     Property during the preceding calendar month, the loan number and Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

         (xi) the total number and principal balance of any REO
     Properties as of the close of business on the Determination Date preceding such Distribution Date;

         (xii) the Class A Prepayment Percentage for the following Distribution Date;

         (xiii) the aggregate amount of Realized Losses incurred during the preceding calendar month; and

         (xiv) the Unpaid Liquidation Loss Amount.

     In addition, within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each Certificateholder of record during the previous calendar year a statement containing information necessary to enable Certificateholders to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

Representations and Warranties of the Seller

     The Seller will make the representations, among others, as to each Mortgage Loan conveyed by the Seller to the Depositor as of the Closing Date described under "The Trusts--Assignment of the Primary Assets" in the Prospectus and will also represent that:

         1.   [None] [No more than ___] of the Mortgage Loans are Balloon Loans;

         2. As of the Cut-off Date, none of the Mortgage Loans in the Mortgage Pool were 30 or more days contractually delinquent;

         3. No more than ____% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) are secured by Mortgaged Properties located within any single zip code area; and

         4. No Mortgage Loan has a Combined Loan-to-Value Ratio in excess of _______% as of its origination.

         5.  [Other Representations.]

[Reserve Account]

     [An account or accounts will be maintained by the Trust (the "Reserve Account"), which account shall be an Eligible Account. The Reserve Account shall be initially maintained at ___________________ in its trust department. Amounts on deposit in the Reserve Account will be available on each Distribution Date to pay the Class ____ Remittance Amount to the extent that the Available Payment Amount and any Yield Supplement Deposit Amount on any such Distribution Date is insufficient therefor, provided, that amounts on deposit in the Reserve Account will not be available to the extent the Yield Supplement Deposit Amount for any Distribution Date exceeds the amount on deposit in the Yield Supplement Account on such Distribution Date. An initial deposit of $_______________ (____% of the Original Pool Principal Balance), which is equal to the initial Reserve Account Requirement, will be made into the Reserve Account on the Closing Date from the proceeds of the sale of the Offered Certificates. Thereafter the Available Payment Amount, if any, remaining after payment of the Class ____ Remittance Amount will be deposited into the Reserve Account to the extent necessary to maintain the amount in the Reserve Account at the Reserve Account Requirement. Subject to the conditions set forth below, on each Distribution Date from ___________ to _____________, the Reserve Account Requirement will be reduced by a dollar amount equal to $_______________, determined by dividing (i)(A) $_____________ (_______% of the Original Pool Principal Balance), minus (B) $______________ (____% of the Original Pool Principal Balance) by (ii) ___; provided, however, that (a) at no time will the Reserve Account Requirement exceed the Class ___ Certificate Balance and (b) subject to the provisions of (a) above, if the sum of (1) the balance in the Reserve Account and (2) the Overcollateralization Amount is less than __________________ (__________% of the Original
Pool Principal Balance), the Reserve Account Requirement shall equal $_______________ (________% of the Original Pool Principal Balance) minus the Overcollateralization Amount. As of the Closing Date, the Overcollateralization Amount will be equal to $______________, and as of any Distribution Date, the "Overcollateralization Amount" will be equal to the excess, if any, of the Pool Principal Balance over the Class __ Certificate Balance (after giving effect to all payments made on such Distribution Date other than any Additional Class Principal Remittance Amount for such Distribution Date).]

     ["Net Losses" as of any date are equal to the sum of (i) the principal balances of all Mortgage Loans which have become Liquidated Mortgage Loans since the Cut-Off Date (determined as of the date the related Mortgage Loan became a Liquidated Mortgage Loan), less Net Liquidation Proceeds with respect to such Liquidated Mortgage Loans (provided that such total not be below zero), and (ii) (without duplication) all partial charge-offs incurred on all Mortgage Loans since the Cut-off Date.]

     [Amounts on deposit in the Reserve Account will be invested in Permitted Investments (as defined in the Pooling and Servicing
Agreement), which may include securities or obligations of the Seller or its affiliates if they would otherwise qualify as Permitted

Investments. All such Permitted Investments are required to mature no later than the business day prior to each Distribution Date, except that a portion of the amounts on deposit in the Reserve Account may be invested in Permitted Investments with longer maturities to the extent allowed by the Rating Agencies. On any Distribution Date, interest earned on amounts in the Reserve Account will be distributed to the Class R Certificateholders.]

     [On any Distribution Date (after giving effect to all distributions made on such Distribution Date), all amounts on deposit in the Reserve Account in excess of the Reserve Account Requirement (the "Additional Class __ Principal Remittance Amount"), if any, will be distributed to the Class ___ Certificates, Class ____Certificates, Class ___ Certificates and Class ____ Certificates, in that order, in reduction of the Certificate Balances thereof to zero, and any remaining excess will be distributed to the Class R Certificates; provided, that if both the balance in the Reserve Account and the Overcollateralization Amount as of any Distribution Date have been reduced to zero, payments of principal on each Class of Class __ Certificates will be made pro rata based on their respective Certificate Balances. The distribution of the Additional Class __ Principal Remittance Amount to the Class __ Certificates will increase the Overcollateralization Amount. In addition, if on any Distribution Date the amount on deposit in the Reserve Account equals or exceeds the Class __ Certificate Balance (after giving effect to the Class __ Principal Remittance Amount and any Additional Class __ Principal Remittance Amount for such Distribution Date), an amount equal to the Class __ Certificate Balance will be distributed from the Reserve Account to the Class __ Certificates in the order described above.]

[Yield Supplement Account]

     [The Yield Supplement Account will be established solely to retain funds to be applied by the Trustee to provide payments to the Certificateholders in respect of Supplemented Mortgage Loans. The Yield Supplement Account will be funded by an initial deposit of $______________ from the proceeds of the sale of the Offered Certificates, which is equal to the Maximum Yield Supplement Amount as of the Cut-off Date.]

     [On each Distribution Date, the Trustee will transfer to the Distribution Account from monies on deposit in the Yield Supplement Account an amount equal to the Yield Supplement Deposit Amount in respect of the Mortgage Loans for such Distribution Date. Amounts on deposit on any Distribution Date in the Yield Supplement Account in excess of the Maximum Yield Supplement Amount, after giving effect to all distributions to be made on such Distribution Date, will be paid to the Seller in accordance with the Pooling and Servicing Agreement.]

     [The Yield Supplement Account will be initially maintained at _____________________ in its trust department. Amounts on deposit in the Yield Supplement Account will be invested in Permitted Investments as defined in the Pooling and Servicing Agreement. All such Permitted Investments are required to mature no later than the Business Day prior to each Distribution Date or on such Distribution Date if approved by the Rating Agencies. All interest and any other investment earnings on amounts on deposit in the Yield Supplement Account in excess of _____% per annum will be distributed to the ______________ on each Distribution Date.]

     [The "Yield Supplement Deposit Amount" on any Distribution Date will be equal to 30 day's interest (or __ day's interest for the first Distribution Date) accrued on each Supplemented Mortgage Loan outstanding on the first day of the preceding Due Period at a rate per annum equal to the excess of ___________% (the sum of (i) ____________%, which is both the Class ___ Pass-Through Rate and the Class ___ Pass-Through Rate, and (ii) the Servicing Fee Rate) over the Mortgage Interest Rate borne by such Mortgage Loan.]

     [The "Maximum Yield Supplement Amount" as of any date will be equal to the net present value (discounted at a rate of _____% per annum) of the aggregate amount by which (i) interest on the principal balance of each Mortgage Loan bearing interest at a Mortgage Interest Rate less than _______% per annum for the period commencing on such date and ending with the scheduled maturity of such Mortgage Loan at a rate equal to _____% per annum, exceeds (ii) interest on such principal balance at the applicable Mortgage Interest Rate, assuming that payments on such Mortgage Loans are made as scheduled and no prepayments are made.]

Delivery of the Mortgage Files

     As described in the Prospectus under "The Trusts-Assignment of the Primary Assets," the Depositor will assign the Mortgage Loans to the Trustee. The Mortgage Files with respect to the Mortgage Loans underlying Series 199__-__ will be delivered to the Trustee or an independent custodian on behalf of the Trustee on the Closing Date. Each related Mortgage Note will be endorsed without recourse to the order of the Trustee or in blank.

Servicing Compensation

     The Master Servicer will be entitled to receive a fee for each Due Period (the "Monthly Servicing Fee") equal to one twelfth of the product of ______% (the "Servicing Fee Rate") and the Pool Principal Balance as of the preceding Distribution Date or, with respect to the first Due Period, the Original Pool Principal Balance. In addition, the Master Servicer will retain any benefit from the investment of funds in the Collection Account and will collect and retain any late fees, penalty charges, bad check fees, extension, modification or assumption fees and other administrative fees or similar charges allowed by applicable laws with respect to the Mortgage Loans.


     The Monthly Servicing Fee will compensate the Master Servicer for performing the functions of a third party servicer of the Mortgage Loans, including collecting and posting all payments, responding to inquiries of borrowers on the Mortgage Loans, investigating delinquencies, sending coupon books or past due notices to borrowers, and monitoring the collateral. The Monthly Servicing Fee also will compensate the Master Servicer for all fees and expenses payable to any Subservicer and for administering the Mortgage Loans, including accounting for collections and furnishing monthly and annual statements to the Trustee. The Master Servicer will be required to pay certain taxes, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the Mortgage Loans. The Master Servicer will also be required to pay the fees and expenses of the Trustee.

     When a borrower prepays a Mortgage Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Principal prepayments by borrowers received during a calendar month will be distributed to Certificateholders on the Distribution Date in the month following the month of receipt. Pursuant to the Pooling and Servicing Agreement, the Monthly Servicing Fee for any month will be reduced by an amount [of not more than, one-half of the Monthly Servicing Fee] with respect to each such prepaid Mortgage Loan sufficient to pass through to Certificateholders the full amount of interest to which they would be entitled in respect of such Mortgage Loan on the related Distribution Date. If shortfalls in interest as a result of prepayments in any month exceed [one-half of] the amount of the Monthly Servicing Fee for such month, the amount of interest available to be distributed to Certificateholders will be reduced by the amount of such excess.

Amendment

     The Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of the Certificateholders, to cure any ambiguity or error, to correct or supplement any provision therein which may be inconsistent with any other provision therein, to evidence a succession to the Master Servicer, or to add any other provisions with respect to matters or questions arising thereunder which are not inconsistent with the provisions of the Pooling and Servicing Agreement; provided that such action will not, in the opinion of counsel satisfactory to the Trustee, adversely affect in any material respect the interest of any Certificateholder. The Pooling and Servicing Agreement may also be amended by the Depositor, the Master Servicer and the Trustee, with the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance of each Class of Certificates affected by such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of holders of the Certificates; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that are required to be made on any Certificate without the consent of the holder of such Certificate or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding.

     The Pooling and Servicing Agreement may also be amended, from time to time, by the Master Servicer, the Depositor and the Trustee, without consent of the Certificateholders, to modify, eliminate or add to the provisions of the Pooling and Servicing Agreement to the extent necessary to (i) maintain the qualification of the Trust as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any tax on the Trust under the Code that would be a claim against the Trust's assets, or (ii) prevent the Trust from entering into any "prohibited transaction" as defined in the Code.

     Notwithstanding the foregoing, no amendment may be made unless the Trustee shall have received an opinion of counsel to the effect that such amendment will not cause the Trust to be disqualified as a REMIC, or subject the Trust to "prohibited transaction" or "prohibited contribution" taxes.

     [Certificates held by either Depositor or any affiliate thereof will not be counted as outstanding for purposes of the approval of any amendment, waiver or other consent or vote required by the Pooling and Servicing Agreement.]

List of Certificateholders

     Upon written request of the Master Servicer, the Trustee will provide to the Master Servicer, within 15 days after receipt of such request, a list of the names and addresses of all Certificateholders of record as of the most recent Record Date. Upon written request by three or more Certificateholders who in the aggregate hold Certificates that evidence not less than 25% of the aggregate Certificate Balance of the Offered Certificates and such request is accompanied by a copy of the communication that such Certificateholders propose to transmit, the Trustee or the Certificate Registrar, at its discretion, will either afford such Certificateholders access during business hours to the current list of Certificateholders for purposes of communicating with other Certificateholders with respect to their rights under the Pooling and Servicing Agreement or the Trustee will disseminate such communication to all Certificateholders.

     The Pooling and Servicing Agreement will not provide for the holding of any annual or other meetings of certificateholders.


Termination; Retirement of the Certificates

     The obligations created by the Pooling and Servicing Agreement will terminate upon the last action required to be taken by the Trustee on the final Distribution Date following the earlier of (i) the final payment or other liquidation of the principal balance of the last Mortgage Loan remaining in the Trust and the disposition of all property acquired by foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer [, the Depositor] [or the Seller] from the Trust of all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the survivor of certain persons named in the Pooling and Servicing Agreement. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder by the Trustee, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

     At its option, the Master Servicer [, the Depositor] [or the Seller] may purchase from the Trust, on any Distribution Date on which such a purchase is permitted as described below, all remaining Mortgage Loans held by the Trust at a price equal to the greater of
(a) the sum of (x) 100% of the principal balance of each Mortgage Loan (other than any Mortgage Loan as to which title in the underlying Mortgaged Property has been acquired and whose fair market value is included pursuant to clause (y) below) as of the Distribution Date upon which the proceeds of any repurchase are to be distributed, (y) the fair market value of such acquired property (as determined by the [Master Servicer] [Trustee] as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders) and (z) interest for the Accrual Period in which the effective date of the purchase occurs at the applicable Mortgage Interest Rate on the principal balance of each Mortgage Loan, (b) the aggregate fair market value (as determined by the [Master Servicer] [Trustee] as of the close of business on such third Business Day) of all of the assets of the Trust, plus interest for the Accrual Period in which the effective date of the purchase occurs at the applicable Mortgage Interest Rate on the principal balance of each Mortgage Loan (including any Mortgage Loan as to which title to the underlying Mortgaged Property has been acquired) or (c) the sum of (i) the Certificate Balance of the Offered Certificates then outstanding together with accrued and unpaid interest thereon, and (ii) the Monthly Servicing Fee and any unpaid Monthly Servicing Fee for such Distribution Date. A portion of such purchase price equal to the amounts in clause (c) (i) will be distributed to holders of the Offered Certificates, thereby effecting early retirement of the Offered Certificates. The right of the Master Servicer to make any such purchase is not exercisable until the Distribution Date on which, after giving effect to principal distributions on the Certificates that would otherwise be made on such Distribution Date, the Pool Principal Balance has declined to less than __% of the Original Pool

Principal Balance. The termination of the Trust is required to be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.

                                  THE TRUSTEE

     The ________________________________, a national banking
association organized under the laws of the United States with its principal place of business in the State of ____________, will be named Trustee pursuant to the Pooling and Servicing Agreement. [The Trustee will initially serve as Custodian for the Mortgage Files.]

     Pursuant to the Pooling and Servicing Agreement, the Trustee is required at all times to be a banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $______________, subject to supervision or examination by federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions described in this paragraph, the Trustee shall give notice of such ineligibility to the Certificateholders and shall resign, upon the request of the Majority in Aggregate Voting Interest, in the manner and with the effect specified in the Pooling and Servicing Agreement.

     Any resignation or removal of the Trustee and appointment of a successor trustee shall become effective upon the acceptance of appointment by such successor trustee.

     The Trustee, or any successor trustee or trustees, may resign at any time by giving written notice to the Master Servicer. Upon receiving notice of resignation, the Master Servicer is required to promptly appoint a successor trustee or trustees meeting the eligibility requirements set forth above in the manner set forth in the Pooling and Servicing Agreement. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     The Master Servicer may remove the Trustee under the conditions set forth in the Pooling and Servicing Agreement and appoint a successor trustee in the manner set forth therein.

     At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such person or persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the provisions of the Pooling and Servicing Agreement, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, [an] [two] election[s] will be made to treat the Trust Fund as [a] [two separate] REMIC[s]. The Regular Certificates will constitute the regular interests in the REMIC. The Residual Certificates will constitute the sole class of "residual interest" in the REMIC.

     The Regular Certificates generally will be treated as debt instruments issued by the REMIC for federal income tax purposes.
Income on the Regular Certificates must be reported under an accrual method of accounting.

     The Classes of Regular Certificates, depending on their respective issue prices (as described in the Prospectus under "Certain Federal Income Tax Consequences"), may be treated as having been issued with OID for federal income tax purposes. For purposes of determining the amount and rate of accrual of OID and market discount, the Trust Fund intends to assume that there will be prepayments on the Mortgage Loans at a rate equal to 100% of the Prepayment Assumption. No representation is made as to whether the Mortgage Loans will prepay at the foregoing rate or any other rate. See "Certain Yield and Prepayment Considerations" herein and in the Prospectus and "Certain Federal Income Tax Consequences" in the Prospectus. Computing accruals of OID in the manner described in the Prospectus may (depending on the actual rate of prepayments during the accrual period) result in the accrual of negative amounts of OID on the Certificates issued with OID in an accrual period. Holders will be entitled to offset negative accruals of OID only against future OID accrual on such Certificates.

     The Internal Revenue Service (the "IRS") recently issued final regulations (the "Contingent Regulations") governing the calculation of OID on instruments having contingent interest payments. The Contingent Regulations specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the Regular Certificates. Additionally, Treasury regulations issued on January 27, 1994 which provide rules for calculating OID (the "OID Regulations") do not contain provisions specifically interpreting Code Section 1272(a)(6). The Trustee intends to base its computations on Code Section 1272(a)(6) and the OID Regulations as described in the Prospectus and this Prospectus Supplement. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

     If the holders of any Regular Certificates are treated as holding such Certificates at a premium, such holders should consult their tax advisors regarding the election to amortize bond premium and the method to be employed.

     As is described more fully under "Certain Federal Income Tax Consequences" in the Prospectus, the Offered Certificates will represent qualifying assets under Sections 593(d), 856(c)(5)(A) and 7701(a)(19)(C) of the Code, and net interest income attributable to the Offered Certificates will be "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, to the extent the assets of the Trust Fund are assets described in such sections. The Regular Certificates will represent qualifying assets under Section 860G(a)(3) if acquired by a REMIC within the prescribed time periods of the Code.

     The holders of the Residual Certificates must include the taxable income of the REMIC in their federal taxable income. The resulting tax liability of the holders may exceed cash distributions to such holders during certain periods. All or a portion of the taxable income from a Residual Certificate recognized by a holder may be treated as "excess inclusion" income, which, with limited exceptions, is subject to U.S. federal income tax.

     Also, purchasers of a Residual Certificate should consider carefully the tax consequences of an investment in Residual Certificates discussed in the Prospectus and should consult their own tax advisors with respect to those consequences. See "Certain Federal Income Tax Consequences-Taxation of Owner of Residual Certificates" in the Prospectus. Specifically, prospective holders of Residual Certificates should consult their tax advisors regarding whether, at the time of acquisition, a Residual Certificate will be treated as a "noneconomic" residual interest, a "non-significant value" residual interest and a "tax avoidance potential" residual interest. See "Certain Federal Income Tax Consequences-Taxation of Owner of Residual Certificates-Noneconomic REMIC Residual Certificates", "Certain Federal Income Tax Consequences-Taxation of Owner of Residual Certificates-Mark to Market Rules", "-Excess Inclusions" and "-Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations" in the Prospectus.


                             ERISA CONSIDERATIONS

     Any Plan fiduciary which proposes to cause a Plan to acquire any of the Offered Certificates should consult with its counsel with respect to the potential consequences under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code, of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus. Section 406 of ERISA prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and the excise tax provisions set forth under Section 4975 of the Code (a "Plan") from engaging in certain transactions involving such Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that Section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under Section 4975 of the Code.

     Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in the Offered Certificates without regard to the ERISA considerations described herein and in the Prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

     The U.S. Department of Labor has granted to [ ] an administrative exemption (Prohibited Transaction Exemption _________________________) (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to mortgage loans such as the Mortgage Loans in the Trust Fund.

     For a general description of the Exemption and the conditions that must be satisfied for the Exemption to apply, see "ERISA
Considerations" in the Prospectus.

     It is expected that the Exemption will apply to the acquisition and holding by Plans of the Class A Certificates and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single Mortgagor that is the obligor on five percent (5%) of the Mortgage Loans included in the Trust Fund by aggregate unamortized principal balance of the assets of the Trust Fund.

     Because the characteristics of the Class B- , Class B- , Class B-and Class R Certificates may not meet the requirements of PTCE 83-1, the Exemption or any other issued exemption under ERISA, the purchase and holding of the Class B- , Class B- , Class B- and Class R Certificates by a Plan or by individual retirement accounts or other plans subject to Section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, transfers of the Class B- , Class B- , Class B- and Class R Certificates will not be registered by the Trustee unless the Trustee receives: (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer; (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (iii) an opinion of counsel satisfactory to the Trustee that the purchase or holding of such Certificate by a Plan, any person acting on behalf of a Plan or using such Plan's assets, will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. Such representation as described above shall be deemed to have been made to the Trustee by the transferee's acceptance of a Class B- , Class B- or Class B- Certificate. In the event that such representation is violated, or any attempt to transfer to a plan or person acting on behalf of a Plan or using such Plan's assets is attempted without such opinion of counsel, such attempted transfer or acquisition shall be void and of no effect.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 described in the Prospectus and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in any of the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in any of the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.



                                 UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the Underwriter, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Offered Certificates. Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

     The Underwriter intends to make a secondary market in the Offered Certificates, but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue or that it will provide Certificateholders with a sufficient level of liquidity of investment.

     The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                USE OF PROCEEDS

     The Depositor will apply the net proceeds of the sale of the Offered Certificates to purchase the Mortgage Loans [and to make the initial deposit into the [Reserve Account] [Yield Supplement Account]].

                                 LEGAL MATTERS

     The validity of the Certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by Brown & Wood LLP, New York, New York.
__________________, ____________ will pass upon certain legal matters on behalf of the Underwriter.


                                    RATINGS

It is a condition to the issuance of the Class A Certificates that they be
rated     by     ("     ") and,     by      ("   " and, together with     ,
the "Rating Agencies").  It is a condition to the issuance of the Class B-___
Certificates that they be rated at least     by     .

     The ratings assigned by      to mortgage pass-through certificates
address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. 's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required
by such certificates.      ratings on such certificates do not, however,
constitute a statement regarding frequency of payments of the mortgage loans.

     The ratings assigned by      to mortgage pass-through certificates
address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements
pursuant to which such certificates are issued.      's ratings take into
consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by
such certificates.      's ratings on such certificates do not, however,
constitute a statement regarding frequency of prepayments on the related mortgage loans.

     The ratings of the Rating Agencies do not address the possibility that, as a result of principal prepayments, Certificateholders may receive a lower than anticipated yield.

     The security ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

     The Depositor has not requested a rating of the Offered Certificates by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Offered Certificates or, if it does, what rating would be assigned by such other rating agency. The rating assigned by such other rating agency to the Offered Certificates could be lower than the respective ratings assigned by the Rating Agencies.

INFORMATION CONTAINED IN HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFULL PRIOR TO REGISTRATION OR CERTIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

             SUBJECT TO COMPLETION, DATED OCTOBER 11, 1996
PROSPECTUS
                            Asset Backed Certificates
                              (Issuable in Series)

                                 ---------------

                          Block Mortgage Finance, Inc.
                                    Depositor

                           Block Financial Corporation
                                 Master Servicer

                         Companion Mortgage Corporation
                                     Seller

      The Asset Backed Certificates (the "Certificates") offered hereby may be sold from time to time in series (each, a "Series") as described in the related Prospectus Supplement. Each Series of Certificates will be issued by a separate trust (each, a "Trust").

      The assets of each Trust (the "Trust Assets") will consist primarily of
(i) (a) first lien and junior lien mortgage loans (or participation interests therein) secured by one- to four-family residential properties, including Title I Loans and other types of home improvement loans (each, a "Single Family Loan"); (b) first lien and junior lien mortgage loans secured by residential real property, together with the manufactured housing unit located thereon (each, a "Contract"); and/or (c) Mortgage-Backed Securities (as defined herein, and together with the Single Family Loans and the Contracts, the "Primary Assets"), (ii) monies due on the Primary Assets after the related Cut-off
Date, and (iii) certain other property, each as described herein and in the related Prospectus Supplement. In addition to the foregoing, a Trust may contain a Prefunding Account to be applied to acquire additional Primary Assets after the related Closing Date. The amount initially deposited into a Prefunding Account for a Series of Certificates will not exceed fifty percent (50%) of the aggregate principal amount of such Series of Certificates. The Primary Assets will, unless otherwise set forth in the related Prospectus Supplement, be acquired by Block Mortgage Finance, Inc. (the "Depositor") from Companion Mortgage Corp. (the "Seller") and conveyed by the Depositor to the related Trust. The Primary Assets will be master serviced by Block Financial Corporation (the "Master Servicer"). The Primary Assets and other assets of each Trust as described herein and in the related Prospectus Supplement will be held for the benefit of the holders of the related Series of Certificates.

      Each Series of Certificates may be issuable in one or more classes (each, a "Class"), each of which may represent beneficial ownership interests in the Trust Assets of the related Trust. A Series may include one or more Classes of Certificates entitled to principal distributions and disproportionate, nominal or no interest distributions, or to interest distributions and disproportionate, nominal or no principal distributions. The rights of one or more Classes of Certificates of a Series may be senior or subordinate to the rights of one or more of the other Classes of Certificates of such Series. A Series may include two or more Classes of Certificates which differ as to the timing, sequential order, priority of payment, interest rate or amount of distributions of principal or interest or both.

      If specified in the related Prospectus Supplement, one or more Classes of Certificates of a Series may have the benefit of one or more of a letter of credit, financial guaranty insurance policy, reserve fund, spread account, cash collateral account, overcollateralization, cross-collateralization or other form of credit enhancement. If specified in the related Prospectus Supplement, the Primary Assets underlying a Series of Certificates may be insured under one or more of a mortgage pool insurance policy, special hazard insurance policy, bankruptcy bond or similar credit enhancement. In addition to or in lieu of any or all of the foregoing, credit enhancement with respect to one or more Classes of Certificates of a Series may be provided through subordination. See "Description of the Certificates--Description of Credit Enhancement" herein.

      The yield on each Class of Certificates of a Series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Primary Assets in the related Trust and the timing of receipt of such payments. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement. A Trust may be subject to early termination under the circumstances described herein or in the related Prospectus Supplement.

      None of the Certificates of any Series will represent an interest in or obligation of the Depositor, the Seller, the Master Servicer, the Trustee or any of their respective affiliates. None of the Certificates of any Series or the underlying Primary Assets will be insured or guaranteed by any governmental agency or instrumentality or by the Depositor, the Seller, the Master Servicer, the Trustee or any of their affiliates, except as set forth in the related Prospectus Supplement.

      THESE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Prospective investors should consider, among other things, the information set forth under "Risk Factors" commencing on page __ herein and in the related Prospectus Supplement. Prospective investors should refer to the "Index of Principal Definitions" herein for the location of the definitions of capitalized terms that appear in this Prospectus.
October __, 1996

(Continued from Prospectus Cover)

      Offers of the Certificates of a Series may be made through one or more different methods, including offerings through underwriters, as described under "Method of Distribution" herein and "Underwriting" in the related Prospectus Supplement. There will have been no secondary market for the Certificates of any Series prior to the offering thereof. There can be no assurance that a secondary market for any Class of Certificates of any Series will develop or, if one does develop, that it will continue. None of the Certificates will be listed on any securities exchange.

      If specified in the related Prospectus Supplement, one or more elections will be made to treat the related Trust or a designated portion of the assets of the related Trust as one or more "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes. For a description of certain tax consequences of owning the Certificates, including, without limitation, original issue discount, see "Certain Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

                              AVAILABLE INFORMATION

      The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Certificates. This Prospectus, which forms a part of the Registration Statement, omits certain information contained in such Registration Statement pursuant to the Rules and Regulations of the Commission. The Registration Statement and the exhibits thereto may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and New York Regional Office, 7 World Trade Center, 3rd Floor, New York, New York 10007. Copies of such material may also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains an Internet Web site that contains reports, information statements and other information regarding the registrants that file electronically with the Commission. The address of such Internet Web site is http://www.sec.com.

                               REPORTS TO HOLDERS

      Periodic reports concerning the Trust Assets of each Trust are required to be forwarded to holders of the Certificates of the related Series. See "Description of the Certificates--Reports to Holders" herein. Any reports forwarded to holders will not contain financial information that has been examined and reported upon by, with an opinion expressed by, an independent public or certified public accountant.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      All reports and other documents filed by the Depositor pursuant to Section 13(a), Section 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934, as amended, with respect to the Trust for each Series subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates evidencing an interest in such Trust shall be deemed to be incorporated by reference in this Prospectus and to be a part hereof. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

      The Depositor will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any of or all the documents incorporated herein by reference (other than exhibits to such documents). Requests for such copies should be directed to the Depositor at 4435 Main Street, Suite 500, Kansas City, Missouri 64111,
Attention: Corporate Counsel.

                              SUMMARY OF PROSPECTUS

      The following Summary of Prospectus is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the related Prospectus Supplement. Capitalized terms used but not defined in this Summary of Prospectus shall have the meanings ascribed to such terms elsewhere in this Prospectus. The Index of Principal Definitions included in this Prospectus sets forth the pages on which the definitions of certain principal terms appear.

Title of Certificates........ Block Mortgage Finance Asset Backed Certificates,
                                issuable in series (the "Certificates").

Depositor.................... Block Mortgage Finance, Inc., a Delaware
                                corporation (the "Depositor") and a wholly owned, limited purpose subsidiary of the Seller.

Seller....................... Companion Mortgage Corporation, a Delaware
                                corporation (the "Seller") and a wholly owned subsidiary of Block Financial Corporation.

Master Servicer.............. Block Financial Corporation, a Delaware
                                corporation (the "Master Servicer") and an indirect, wholly owned subsidiary of H&R Block, Inc.

Trustee...................... The entity or entities named as trustee in the related Prospectus Supplement (the "Trustee").

Cut-off Date................. The date specified in the related Prospectus
                                Supplement after which payments due on the

                                related Primary Assets, as specified in the related Prospectus Supplement, are transferred to the related Trust and available for payment to the holders of the related Certificates (each, a "Cut-off Date").

Closing Date................. The date on which the Certificates of any Series are initially issued (each, a "Closing Date") as specified in the related Prospectus Supplement.

Description of
Certificates................. The Certificates of each Series may be issued in one or more classes (each, a "Class") and will represent beneficial interests in the related Trust Assets. See "Description of the Primary Assets" herein.

                              A Series of Certificates may include one or more
                                Classes entitled to distributions of principal and disproportionate, nominal or no interest distributions or distributions of interest and disproportionate, nominal or no principal distributions. The principal amount of any Certificate may be zero or may be a notional amount as specified in the related Prospectus

                                Supplement. A Class of Certificates of a Series entitled to payments of interest may receive interest at a specified rate (a "Certificate Interest Rate") which may be fixed or adjustable and may differ from other Classes of the same Series, may receive interest based on the weighted average interest rate on the underlying Primary Assets or may receive interest as otherwise determined, all as described in the related Prospectus Supplement. One or more Classes of a Series may be Certificates upon which interest will accrue but not be currently paid until certain other Classes have received principal payments due to them in full or until the happening of certain events, as set forth in the related Prospectus Supplement. One or more Classes of Certificates of a Series may be entitled to receive principal payments pursuant to a planned amortization schedule or may be entitled to receive interest payments based on a notional principal amount which reduces in accordance with a planned amortization schedule. A Series may also include one or more Classes of Certificates entitled to payments derived from a specified group or groups of Primary Assets held by the related Trust. The rights of one or more Classes of Certificates may be senior or subordinate to the rights of one or more of the other Classes of Certificates. A Series may include two or more Classes of Certificates which differ as to the timing, sequential order, priority of payment or amount of distributions of principal or interest or both.

Distribution Date............ The date specified in the related Prospectus
                                Supplement on which payments will be made to holders of Certificates (each, a "Distribution Date").

Determination Date........... With respect to each Distribution Date, the business day (each, a "Determination Date") specified in the related Prospectus Supplement.

Record Date.................. The calendar day (each, a "Record Date") specified in the related Prospectus Supplement.

Distributions of Interest
on the Certificates.......... Unless otherwise specified in the related
                                Prospectus Supplement, interest on each Class of Certificates of a Series (other than a Class of Certificates entitled to receive only principal) will accrue during each period specified in the related Prospectus Supplement (each, an "Accrual Period") at the Certificate Interest Rate for such Class specified in the related Prospectus Supplement. Interest accrued on each Class of Certificates at the applicable Certificate Interest Rate during each Accrual Period will be paid, to the extent monies are available therefor, on each Distribution Date, commencing on the day specified in the related Prospectus Supplement, and will be distributed in the manner specified in such Prospectus Supplement, except for any Class of Certificates ("Accrual Certificates") on which interest is to accrue and not be paid until the principal of certain other Classes has been paid in full or until the occurrence of certain events as specified in such Prospectus Supplement. If so described in the related Prospectus Supplement, interest that has accrued but is not yet payable on any Accrual Certificates will be added to the principal balance thereof on each Distribution Date and will thereafter bear interest at the applicable Certificate Interest Rate. Payments of interest with respect to any Class of Certificates entitled to receive interest only or a disproportionate amount of interest and principal will be paid in the manner set forth in the related Prospectus Supplement. Payments of interest (or accruals of interest, in the case of Accrual Certificates) with respect to any Series of Certificates or one or more Classes of Certificates of such Series, may be reduced to the extent of interest shortfalls not covered by Advances, if any, or by any applicable credit enhancement.

Distribution of Principal
of the Certificates.......... On each Distribution Date, commencing with the
                                Distribution Date specified in the related
                                Prospectus Supplement, principal received with respect to the related Primary Assets during the period specified in the related Prospectus Supplement (each such period, a "Due Period") will be paid to holders of the Certificates of the related Series (other than a Class of Certificates of such Series entitled to receive interest only) in the priority, manner and amount specified in such Prospectus Supplement, to the extent funds are available therefor. Payments of principal with respect to a Series of Certificates or one or more Classes of such Series may be reduced to the extent of delinquencies or losses not covered by Advances, if any, or any applicable credit enhancement.

Denominations................ Each Class of Certificates of a Series will be issued in the minimum denominations set forth in the related Prospectus Supplement. Each Certificate will represent a percentage interest (a "Percentage Interest") in the Certificates of the related Class determined by dividing the original principal balance (or original Notional Principal Amount, in the case of Certificates entitled to interest only and assigned a Notional Principal Amount) represented by such Certificate by the original aggregate principal balance of the related Class (or original aggregate Notional Principal Amount of the related Class, if applicable). The "Notional Principal Amount" with respect to any Certificate having a Notional Principal Amount will be calculated as set forth in the related Prospectus Supplement.

Registration of the
Certificates................. Each or any Class of Certificates of a Series may
                                be issued in definitive form or may initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede") ("Book-Entry Certificates"), the nominee of The Depository Trust Company ("DTC"), and available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificateholders may also hold Certificates of a Series through CEDEL or Euroclear (in Europe), if they are participants in such systems or indirectly through organizations that are participants in such systems. Certificates representing Book-Entry Certificates will be issued in definitive form only under the limited circumstances described herein and in the related Prospectus Supplement. With respect to the Book-Entry Certificates, all references herein to "holders" shall reflect the rights of owners of the Book-Entry Certificates as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "Risk Factors" and "Description of the Certificates--Registration and Transfer of the Certificates" herein.

The Trusts................... The Trust for a Series of Certificates will include certain mortgage related assets (the
                                "Primary Assets") consisting of (a) Single
                                Family Loans, (b) Contracts and/or (c) Mortgage-

                                Backed Securities, together with payments in respect of such assets and certain other accounts, obligations or agreements, in each case as specified in the related Prospectus Supplement. For purposes hereof, "Mortgage Loans" consist of Single Family Loans and Contracts. Unless otherwise set forth in the related Prospectus Supplement, all of the Primary Assets will have been purchased by the Depositor from the Seller.

     A. Single Family Loans.. Unless otherwise specified in the related
                                Prospectus Supplement, Single Family Loans will be secured by first, second or more junior liens on fee simple or leasehold interests in one- to four-family residential properties. If so specified in the related Prospectus Supplement, the Single Family Loans in the related Trust Fund may include mortgage participation certificates evidencing interests in Single Family Loans. Such Single Family Loans may be conventional loans (i.e., loans that are not insured or guaranteed by any governmental agency), insured by the Federal Housing Authority ("FHA") or partially guaranteed by the Veterans' Administration ("VA"), as specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Single Family Loans may include (i) closed-end home equity loans ("Home Equity Loans") and (ii) title I Loans and other types of home improvement loans each of which will be secured by first, second or more junior liens on fee simple or leasehold interests in one- to four-family residential properties. See "Description of the Primary Assets--Single Family Loans" herein.

                              The payment terms of the Single Family Loans to be
                                included in a Trust will be described in the related Prospectus Supplement and may include any of the following features or combinations thereof or other features described in the related Prospectus Supplement:


                                   (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. The Single Family Loans may provide for the payment of interest at a rate lower than the specified Mortgage Interest Rate for a period of time or for the life of the loan, and the amount of any difference may be contributed from funds supplied by the seller of the Mortgaged Property or another source.

                                   (b) Principal may be payable on a level debt service basis to fully amortize the loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate on the Single Family Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon payments"). Principal may include interest that has been deferred and added to the principal balance of the Single Family Loan.

                                   (c) Monthly payments of principal and
                                   interest on the Mortgage Loans (and, together with any monthly payments on the Mortgage-Backed Securities, the "Monthly Payments") may be fixed for the life of the loan, may increase over a specified period of time or may change from period to period. Single Family Loans may include limits on periodic increases or decreases in the amount of Monthly Payments and may include maximum or minimum amounts of Monthly Payments.

                                   (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the Single Family Loan or may decline over time, and may be prohibited for the life of the Single Family Loan or for certain periods ("lockout periods"). Certain Single Family Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Single Family Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Single Family Loans may include "due-on-sale" clauses which permit the mortgagee to demand payment of the entire Single Family Loan in connection with the sale or certain transfers of the related Mortgaged Property. Other Single Family Loans may be assumable by persons meeting the then applicable underwriting standards for such Mortgage Loan.

                                   (e) The real property constituting security for repayment of a Single Family Loan may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States. Unless otherwise specified in the related Prospectus Supplement, all of the Single Family Loans will be required to be covered by standard hazard insurance policies insuring against losses due to fire and various other causes. The Single Family Loans will be covered by primary mortgage insurance policies to the extent provided in the related Prospectus Supplement.

                              The Prospectus Supplement for each Series of
                                Certificates will specify certain information with respect to the related Single Family Loans including, without limitation, the number of Mortgage Loans which are Trust Assets, the aggregate original principal balance of the Single Family Loans, the respective percentages of the Single Family Loans which are secured by first mortgages, second mortgages and more junior mortgages, the minimum and maximum outstanding principal balances of the Single Family Loans, the Mortgage Interest Rate (fixed or adjustable) together with, with respect to adjustable rate Single Family Loans, the index upon which the Mortgage Interest Rate is based, the weighted average original term to maturity, the weighted average remaining term to maturity, the minimum and maximum remaining terms to maturity and the range of origination dates. If so specified in the related Prospectus Supplement, such information may be approximate, based on the expected Single Family Loans which are Trust Assets, in which case the final information, to the extent of any variances, will be contained in the Form 8-K referred to below. See "Description of the Primary Assets" herein and "Description of the Mortgage Pool" in the related Prospectus Supplement.

                              A Current Report on Form 8-K (each, a "Form 8-K")
                                will be available to purchasers or underwriters of the related Series of Certificates and will generally be filed, together with the related primary documents, with the Securities and Exchange Commission within fifteen days after the related Closing Date.

        B. Contracts          Contracts will consist of first lien and junior
                                lien mortgage loans secured by residential real property, together with the Manufactured Homes located thereon. Contracts may be conventional, insured by the FHA or partially guaranteed by the VA, as specified in the related Prospectus Supplement. See "Description of the Primary Assets--Contracts" herein.

        C. Mortgage-Backed
             Securities       Mortgage-Backed Securities may include (i) private
                                (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates insured or guaranteed by Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA") or Government National Mortgage Association ("GNMA"). See "Description of the Primary Assets--Mortgage-
        Backed Securities" herein.

                              The related Prospectus Supplement for a Series
                                will specify, among other things, (i) the approximate aggregate principal amount and type of any Mortgage-Backed Securities to be included as Trust Assets for such Series; (ii) certain characteristics of the assets underlying the Mortgage-Backed Securities including (A) the payment features, (B) the approximate aggregate principal amount insured or guaranteed by a governmental entity, if any, (C) the servicing fee or range of servicing fees, and (D) the minimum and maximum stated maturities at origination; (iii) the maximum original term to stated maturity of the Mortgage-Backed Securities; (iv) the weighted average term-to-stated maturity of the Mortgage-Backed Securities; (v) the pass-through or certificate rate or ranges thereof for the Mortgage-Backed Securities; (vi) the weighted average pass-through or certificate rate of the Mortgage-Backed Securities; (vii) the issuer of the Mortgage-

                                Backed Securities (the "MBS Issuer"), the servicer of the Mortgage-Backed Securities (the "MBS Servicer") and the trustee of the Mortgage-Backed Securities (the "MBS Trustee");
                                (viii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, surety bonds, letters of credit or guaranties, underlying the Mortgage-Backed Securities; and (ix) the terms on which such Mortgage-Backed Securities may, or are required to, be repurchased prior to stated maturity.

Optional Termination......... The Master Servicer, the Seller, the Depositor
                                and/or any other entity specified in the related

                                Prospectus Supplement may have the option to effect the early termination of a Series of Certificates through the purchase of the Primary Assets and other assets in the related Trust under the circumstances and in the manner described in "The Trusts--Optional Disposition of Primary Assets" herein and in the related Prospectus Supplement.

Mandatory Termination........ If so specified in the related Prospectus
                                Supplement, the Trustee, the Master Servicer, the Seller, the Depositor and/or any other entity as may be specified in such Prospectus Supplement may be required to effect early retirement of a Series of Certificates by soliciting competitive bids for the purchase of the Primary Assets and other assets in the related Trust or otherwise, under the circumstances and in the manner specified under "The Trusts--Mandatory Disposition of Primary Assets" herein and in the related Prospectus Supplement.

Yield and Prepayment
Considerations............... The yield on each Class of Certificates of a
                                Series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Primary Assets in the related Trust and the timing of receipt of such payments. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement. The Prospectus Supplement for a Series may specify certain yield calculations, based upon an assumed rate or range of prepayment assumptions on the related Primary Assets, for Classes receiving disproportionate allocations of principal and interest. A higher level of principal prepayments on the related Primary Assets than anticipated is likely to have an adverse effect on the yield of any Class of Certificates that is purchased at a premium (including Certificates entitled to receive interest only) and a lower level of principal prepayments on the related Primary Assets than anticipated is likely to have an adverse effect on the yield of any Class of Certificates that is purchased at a discount. In either case, those Certificateholders may fail to recoup fully their initial investment. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement.

Forward Commitments;
Prefunding................... If so specified in the related Prospectus
                                Supplement, a portion of the proceeds of the sale of one or more Classes of Certificates of a Series may be deposited in a segregated account (a "Prefunding Account") to be applied to acquire additional Primary Assets. The times and requirements for the acquisition of such Primary Assets will be set forth in the related Pooling and Servicing Agreement or other agreement with the Depositor and/or Seller and disclosed in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, monies on deposit in the Prefunding Account and not applied to acquire such additional Primary Assets within the time set forth in the related Pooling and Servicing Agreement or other applicable agreement, which shall in no event exceed one year, shall be treated as a principal prepayment and applied in the manner described in the related Prospectus Supplement. The amount initially deposited into a Prefunding Account for a Series of Certificates will not exceed fifty percent (50%) of the aggregate principal amount of such Series of Certificates.

Credit Enhancement........... If so specified in the related Prospectus
                                Supplement, credit enhancement may be provided by any one or a combination of a letter of credit, financial guaranty insurance policy, reserve fund, spread account, cash collateral account, overcollateralization, cross-collateralization or other type of credit enhancement to provide full or partial coverage for certain defaults and losses relating to the underlying Primary Assets. In addition, if specified in the related Prospectus Supplement, the Primary Assets underlying a Series of Certificates may be insured under one or more of a mortgage pool insurance policy, special hazard insurance policy, bankruptcy bond or similar credit enhancement. Credit support may also be provided by subordination. The amount of any credit enhancement may be limited or have exclusions from coverage and may decline or be reduced over time or under certain
                                circumstances, all as specified in the related Prospectus Supplement. See "Description of the Certificates--Description of Credit Enhancement" herein.

A. Subordination............. A Series of Certificates may consist of one or more classes of Senior Certificates and one or more classes of Subordinated Certificates. The rights of the holders of the Subordinated Certificates of a Series to receive distributions with respect to the Trust Assets will be subordinated to such rights of the holders of the Senior Certificates of the same Series to the extent described in the related Prospectus
                                Supplement. This subordination is intended to enhance the likelihood of regular receipt by holders of Senior Certificates of the full amount of monthly payments of principal and interest due them. The protection afforded to the holders of Senior Certificates of a Series by means of the subordination feature will be accomplished by: (i) the preferential right of such holders to receive, prior to any distribution being made in respect of the related Subordinated Certificates, the amounts of interest and/or principal due them on each Distribution Date out of the funds available for distribution on such date and, to the extent described in the related Prospectus Supplement, by the right of such holders to receive future distributions on the assets in the related Trust that would otherwise have been payable to the holders of Subordinated Certificates; (ii) reducing the ownership interest (if applicable) or principal balance of the related Subordinated Certificates through the allocation of losses on the related Primary Assets; (iii) a combination of clauses (i) and (ii) above; or (iv) as otherwise described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by other forms of credit enhancement, such as hazard losses not covered by standard hazard insurance policies or losses due to the bankruptcy or fraud of the Mortgagor. The related Prospectus Supplement will set forth information concerning, among other things, the amount of subordination of a Class or Classes of Subordinated Certificates in a Series, the circumstances in which such subordination will be applicable, and the manner, if any, in which the amount of subordination will decrease over time.

B. Reserve Account........... One or more reserve accounts (each, a "Reserve
                                Account") may be established and maintained for each Series of Certificates. The related Prospectus Supplement will specify whether such Reserve Accounts will be included in the corpus of the Trust for such Series and will also specify the manner of funding such Reserve Accounts and the conditions under which the amounts in any such Reserve Accounts will be used to make distributions to holders of Certificates of a particular Class or released from such Reserve Accounts.

C. Overcollateralization..... If specified in the related Prospectus Supplement, credit support may consist of
                                overcollateralization whereby the aggregate principal amount of the Primary Assets exceeds the aggregate principal balance of the Certificates of such Series. Such overcollateralization may exist on the Closing Date or develop thereafter as a result of the application of certain interest collections or other collections received in connection with the Trust Assets in excess of amounts necessary to pay the

                                Certificate Interest Rate on the Certificates. The existence of any overcollateralization and the manner, if any, by which it increases or decreases, will be set forth in the related Prospectus Supplement.

D. Special Hazard Insurance
   Policy.................... Certain classes of Certificates of a Series may have the benefit of a special hazard insurance policy or policies (each, a "Special Hazard Policy") covering certain physical risks that are not otherwise insured against by standard hazard insurance policies. Each Special Hazard Policy will be limited in scope and will cover losses pursuant to the provisions of each such Special Hazard Policy as described in the related Prospectus Supplement.

E. Bankruptcy Bond........... One or more bankruptcy bonds (each, a "Bankruptcy
                                Bond") may be obtained covering certain losses resulting from action which may be taken by a bankruptcy court in connection with a Mortgage Loan. The level of coverage and the limitations in scope of each Bankruptcy Bond will be specified in the related Prospectus Supplement.

F. Pool
   Insurance Policy.......... A mortgage pool insurance policy or policies
                                (each, a "Pool Insurance Policy") may be obtained and maintained for Mortgage Loans relating to any Series of Certificates, which shall be limited in scope, covering defaults on the related Mortgage Loans in an initial amount equal to a specified percentage of the aggregate principal balance of all Mortgage Loans included in the Trust as of the related Cut-off Date.

G. Cross-collateralization... If specified in the related Prospectus Supplement, separate Classes of a Series of Certificates may evidence the beneficial ownership of, or be secured by, separate groups of assets included in a Trust. In such case, credit support may be provided by a cross-collateralization feature which requires that distributions be made with respect to Certificates evidencing beneficial ownership of, or secured by, one or more asset groups prior to distributions to Subordinated Certificates evidencing a beneficial ownership interest in, or secured by, other asset groups within the same Trust.

                              If specified in the related Prospectus Supplement,
                                the coverage provided by one or more forms of credit support may apply concurrently to two or more separate Trusts. If applicable, the related Prospectus Supplement will identify the Trusts to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trusts.

H. Other Arrangements.......  Other arrangements as described in the related
                                Prospectus Supplement including, but not limited to, one or more letters of credit, surety bonds, other insurance or third-party guarantees may be used to provide coverage for certain risks of defaults or various types of losses.

Advances..................... If so specified in the related Prospectus
                                Supplement, the Master Servicer may be required
                                (i) to make advances (each, a "P&I Advance"), to the extent deemed recoverable, or (ii) to withdraw from any Collection Account specified in the related Prospectus Supplement amounts on deposit therein and held for future distribution in respect of (A) interest on the Primary Assets accrued but uncollected as of the end of the related Due Period (net of the Servicing Fee) and/or (B) principal on the Primary Assets scheduled to be paid but uncollected as of the end of the related Due Period, other than a balloon payment. See "The Trusts--P & I Advances; Servicing Advances" herein.

Servicing Fee................ The Master Servicer will be entitled to receive a fee for its servicing duties in the amount specified in the related Prospectus Supplement (the "Servicing Fee"), payable from payments on the related Primary Assets (as specified in the related Prospectus Supplement), Liquidation Proceeds, Released Mortgaged Property Proceeds and certain other sources as provided in the related Pooling and Servicing Agreement.

Ratings...................... It is a condition to the issuance of each Series of Certificates that each Class of the
                                Certificates of such Series be rated by one or more of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("D&P"; and each of D&P, Fitch, Moody's and S&P, a "Rating Agency") in one of their four highest rating categories. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain any rating on any Certificate, and, accordingly, there can be no assurance that the ratings assigned to any Class of Certificates upon initial issuance thereof will not be lowered or withdrawn by a Rating Agency at any time thereafter. If a rating of any Class of Certificates of a Series is revised or withdrawn, the liquidity of such Class of Certificates may be adversely affected. In general, the ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments. See "Risk Factors--Limited Liquidity" and "Ratings" herein.

Certain Federal Income
Tax Consequences............. The Federal income tax consequences of each Trust will depend upon , among other factors, whether one or more elections are made to treat a Trust or specific portion thereof as a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"), or, if no REMIC election is made, whether the Certificates are considered to be Standard Certificates, Stripped Certificates or Partnership Interests. The related Prospectus Supplement will specify whether a REMIC election will be made.

                              See "Certain Federal Income Tax Consequences"
                                herein and in the related Prospectus Supplement.

Legal Investment............. The Prospectus Supplement for each Series of
                                Certificates will specify which, if any, of the Classes of Certificates offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Certificates that qualify as "mortgage related securities" will be legal investments for certain types of institutional investors to the extent provided in SMMEA, subject, in any case, to any other regulations which may govern investments by such institutional investors.

                                Institutions whose investment activities are subject to review by federal or state authorities should consult with their counsel or the applicable authorities to determine whether an investment in a particular Class of Certificates (whether or not such class constitutes a "mortgage related security") complies with applicable guidelines, policy statements or restrictions. See "Legal Investment."

ERISA Considerations......... A fiduciary of any employee benefit plan or other retirement plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code should carefully review with its legal advisors whether the purchase or holding of Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. Certain Classes of Certificates may not be acquired or transferred unless the Trustee and the Depositor are furnished with a letter of representation or an opinion of counsel to the effect that such acquisition or transfer will not result in a violation of the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Depositor or the Master Servicer to additional obligations. See "ERISA Considerations" herein and in the related Prospectus Supplement.

                                  RISK FACTORS

      Investors should consider, among other things, the following information in connection with the purchase of Certificates:

Certificates

      Limited Liquidity. There is no assurance that a secondary market for any of the Certificates will develop or, if one does develop, that it will provide the holders with liquidity of investment or that it will continue for the life of such Certificates. None of the Certificates will be listed on any securities exchange.

      It is a condition to the issuance of the Certificates that each Class of Certificates be rated in one of the four highest rating categories by one or more of Moody's, S&P, Fitch or D&P. See "Ratings" herein. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any Certificate and, accordingly, there can be no assurance that the ratings assigned to any Class of Certificates on the date on which such Certificates are initially issued will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the related Certificates may be adversely affected.

      Issuance of any of the Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market because investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates. See "Description of the Certificates--Registration and Transfer of the Certificates" herein.

      Difficulty in Pledging. Because transactions in Certificates of a Series in book-entry form may be effected only through DTC, Participants and Indirect Participants, the ability of an Owner to pledge such a Certificate to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Certificates, may be limited due to the lack of a physical certificate representing such Certificate. See "Description of the Certificates--Registration and Transfer of the Certificates" herein.

      Potential Delays in Receipt of Payments. Owners of Certificates issued in book-entry form may experience some delay in their receipt of payments of interest and principal on the Certificates because such payments will be forwarded to DTC and DTC will credit such payments to the accounts of its Participants which will thereafter credit them to the accounts of Owners either directly or indirectly through Indirect Participants. See "Description of the Certificates--Registration and Transfer of the Certificates" herein.

      Basis Risk. The Primary Assets in a Trust may accrue interest at variable rates based on changes in specified indexes (as set forth in the related Prospectus Supplement) which may adjust monthly, quarterly, annually or otherwise. The Certificates, however, may accrue interest at Certificate Interest Rates that are variable rates based on different indexes and which may adjust on different periods. As a result, there may be periods during which the weighted average rate at which the Primary Assets are accruing interest do not reflect the then current spread between the rates on the Primary Assets and the Certificate Interest Rates on the Certificates. The difference between the interest rates on the Primary Assets and the Certificate Interest Rates may limit the Certificate Interest Rates accordingly.

      Limited Assets, Limited Obligations. The Depositor does not have, nor is it expected to have, any significant assets. Unless otherwise specified in the related Prospectus Supplement, the Certificates of a Series will be payable solely from the Trust Assets in the related Trust and will not have any claim against or security interest in the Trust for any other Series. There will be no recourse to the Depositor or any other person for any failure to receive distributions on the Certificates. Consequently, holders of Certificates of each Series must rely solely upon payments with respect to the Trust Assets for a Series of Certificates, including, if applicable, any amounts available pursuant to any credit enhancement for such Series, for the payment of principal of and interest on the Certificates of such Series.

      The Certificates of any Series will not represent an interest in or obligation of the Depositor, the Seller, the Master Servicer, the Trustee or any of their respective affiliates. In addition, if the Seller fails to repurchase any Primary Asset with respect to which it is in breach of a representation or warranty in the related Purchase and Sale Agreement relating to the Primary Assets sold to the Depositor for such Trust, the Depositor will have no obligation to purchase such Primary Asset from the Trust. The Master Servicer's servicing obligations under the related Pooling and Servicing Agreement may include its limited obligation to make certain Advances, but only to the extent deemed recoverable.

      ERISA Considerations. An investment in a Class of Certificates of any Series by Plans may give rise to a prohibited transaction under Section 406 of ERISA and/or be subject to tax under Section 4975 of the Code, unless a statutory or administrative exemption is available. Accordingly, fiduciaries of any employee benefit plan or other plan or arrangement subject to ERISA or
Section 4975 of the Code (a "Plan") or any insurance company (whether through its general or separate accounts) or other person investing "plan assets" of any Plan, should consult their counsel before purchasing any Class of Certificates. Certain Classes of Certificates will not be eligible for purchase by, on behalf of or with "plan assets" of Plans. See "ERISA Considerations" herein and in the related Prospectus Supplement.

      Limitations, Reduction and Substitution of Credit Enhancement. Credit enhancement may be provided with respect to one or more Classes of Certificates of a Series to cover certain types of losses on the underlying Primary Assets. Credit enhancement may be provided by one or more forms, including but not limited to subordination of one or more Classes of Certificates of such Series, letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, bankruptcy bond, reserve fund, spread account, cash collateral account, overcollateralization, cross-collateralization or other type of credit enhancement. The coverage of any credit enhancement may be limited or have exclusions from coverage and may decline over time or under certain circumstances, all as specified in the related Prospectus Supplement. See "Description of the Certificates--Description of Credit Enhancement" herein.

      Prefunding Accounts May Adversely Affect Investment. If a Trust includes a Prefunding Account and the principal balance of additional Primary Assets delivered to the Trust after the Closing Date is less than the amount initially deposited into the Prefunding Account, the holders of the Certificates of the related Series will receive a prepayment of principal as and to the extent described in the related Prospectus Supplement. Any such principal prepayment may adversely affect the yield to maturity of the applicable Certificates. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest such prepayments at yields equaling or exceeding the yields on the related Certificates. It is possible that the yield on any such reinvestment will be lower, and may be substantially lower, than the yield on the related Certificates.

      The ability of a Trust to invest in subsequent Primary Assets during the Prefunding Period (as defined in the related Prospectus Supplement) will be dependent upon the ability of the Depositor to acquire Primary Assets that satisfy the requirements for transfer to the Trust. The ability of the Depositor to acquire such Primary Assets will be affected by a variety of social and economic factors, including the prevailing level of market interest rates, unemployment levels and consumer perceptions of general economic conditions.

      Although subsequent Primary Assets must satisfy the characteristics described in the related Prospectus Supplement, such Primary Assets may have been originated more recently than the Primary Assets originally transferred to the Trust and may be of a lesser credit quality. As a result, the addition of subsequent Primary Assets pursuant to the Prefunding Account may adversely affect the performance of the related Certificates.

Risks of the Mortgage Loans and Private Mortgage-Backed Securities

      General Economic Conditions. General economic conditions have an impact on the ability of borrowers to repay mortgage loans. Loss of earnings, illness and other similar factors may lead to an increase in delinquencies and bankruptcy filings by borrowers. In the event of personal bankruptcy of a borrower under a Mortgage Loan (a "Mortgagor"), it is possible that the holders of the related Certificates could experience a loss with respect to such Mortgagor's Mortgage

Loan. In conjunction with a Mortgagor's bankruptcy, a bankruptcy court may suspend, reduce or reschedule the payments of principal and interest to be paid with respect to such Mortgage Loan, thus delaying or reducing the amount received by the holders of the related Certificates with respect to such Mortgage Loan. Moreover, if a bankruptcy court prevents or avoids the transfer of the related Mortgaged Property to the related Trust, any remaining balance on such Mortgage Loan may not be recoverable.

      Real Estate Market Conditions. An investment in securities such as the Certificates which are secured by or represent interests, either directly or indirectly, in mortgage loans or similar assets may be affected by, among other things, a decline in real estate values. No assurance can be given that values of the Mortgaged Properties will remain at the levels existing on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans, together with loans secured by Senior Liens, if any, on the Mortgaged Properties, become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

      Geographic Concentration. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the Mortgage Loans relating to any Series of Certificates in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. See "Description of the Mortgage Pool" in the related Prospectus Supplement for further information regarding the geographic concentration of the Mortgage Loans underlying the Certificates of any Series.

      Nature of Security. Certain of the Mortgage Loans underlying the Certificates of a Series may be secured by Mortgages junior or subordinate to one or more other mortgages ("Senior Liens"), and the related Senior Liens will not be included in the Primary Assets. Although little data is available, the rate of default of second or more junior mortgage loans may be greater than that of mortgage loans secured by senior liens on comparable properties. A primary risk to holders of Mortgage Loans secured by junior Mortgages is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Lien to satisfy fully both the Senior Lien and the Mortgage Loan. If a holder of the Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale generally will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holder of the Senior Lien will be satisfied in full out of proceeds of the liquidation of the Mortgage Loan, if such proceeds are sufficient, before the related Trust as holder of the junior Mortgage receives any payments in respect of such Mortgage Loan. If the Master Servicer were to foreclose on any junior Mortgage Loan, it would do so subject to any related Senior Lien. The debt related to the Mortgage Loan would not be paid in full at such sale unless a bidder at the foreclosure sale of such Mortgage Loan bids an amount sufficient to pay off all sums due under such

Mortgage Loan and the Senior Lien or purchases the Mortgaged Property subject to the Senior Lien. If such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy such loans in the aggregate, the related Trust, as the holder of the junior Mortgage, and, accordingly, holders of the Certificates would bear (i) the risk of delay in distributions while a deficiency judgment against the Mortgagor is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions. In addition, a junior mortgagee may not foreclose on the property securing a junior Mortgage unless it forecloses subject to the Senior Lien. In servicing second Mortgages, the Master Servicer [may, but] is not obligated to, advance funds to keep the related Senior Lien current in the event the Mortgagor is in default thereunder until such time as the Master Servicer satisfies the Senior Lien by sale of the Mortgaged Property, if it determines such Advances will be recoverable from future payments and collections on that Mortgage Loan or otherwise. The related Trust will have no source of funds to satisfy any Senior Lien or make payments due to any senior mortgagee. The junior Mortgages securing the Mortgage Loans are subject and subordinate to any Senior Liens affecting the related Mortgaged Property, including limitations and prohibitions which may be contained in such Senior Liens upon subordinate financing.

      Security Interests and Other Aspects of the Contracts. Contracts may be secured by a security interest in a Manufactured Home. Perfection of security interests in the Manufactured Homes and enforcement of rights to realize upon the value of the Manufactured Homes as collateral for the Contracts are subject to a number of Federal and state laws, including the Uniform Commercial Code as adopted in each state and each state's certificate of title statutes. The steps necessary to perfect the security interest in a Manufactured Home will vary from state to state. Because of the expense and administrative inconvenience involved, no party will be required to amend any certificates of title to change the lienholder specified therein to the Trustee and no party will be required to deliver any certificate of title to the Trustee or note thereon the Trustee's interest. Consequently, in some states, in the absence of such an amendment, the assignment to the Trustee of the security interest in the Manufactured Home may not be effective or such security interest may not be perfected and, in the absence of such notation or delivery to the Trustee, the assignment of the security interest in the Manufactured Home may not be effective against the creditors of the previous owner of the related Contract or a trustee in bankruptcy of such previous owner. In addition, numerous Federal and state consumer protection laws impose requirements on lending under loan agreements similar to the Contracts, and the failure by the lender to comply with such requirements could give rise to liabilities of assignees for amounts due under such agreements and claims by such assignees may be subject to set-off as a result of such lender's noncompliance. These laws would apply to the Trustee as assignee of the Contracts. The Seller will warrant that each Contract sold by it complies with all requirements of law and will make certain warranties relating to the validity, subsistence, perfection and priority of the security interest in each Manufactured Home securing a Contract. A breach of any such warranty that materially adversely affects any Contract would create an obligation of the Seller to repurchase such Contract unless such breach is cured. If any related credit enhancement is exhausted and recovery of amounts due on the Contracts is dependent on repossession and resale of Manufactured Homes securing Contracts that are in default, certain other factors may limit the ability of the Trust to realize upon the Manufactured Homes or may limit the amount realized to less than the amount due. See "Certain Legal Aspects of the Mortgage Loans -- The Contracts" herein.

      Certain Mortgage Loans. Certain of the Mortgage Loans underlying a Series of Certificates may have been made to lower credit quality borrowers who have marginal credit and fall into one of two categories: customers with moderate income, limited assets and other income characteristics which cause difficulty in borrowing from banks and other traditional sources of lenders, and customers with a derogatory credit report including a history of irregular employment, previous bankruptcy filings, repossession of property, charged-off loans and garnishment of wages. The average Mortgage Interest Rate on those Mortgage Loans made to these types of borrowers is generally higher than that charged by lenders that typically impose more stringent credit requirements. The payment experience on loans made to these types of borrowers is likely to be different from that on loans made to borrowers with higher credit quality, and is likely to be more sensitive to changes in the economic climate in the areas in which such borrowers reside.

      Certain of the Mortgage Loans underlying a Series of Certificates may be delinquent in respect of the payment of principal and interest. In addition, certain of the Mortgagors under the Mortgage Loans underlying a Series of Certificates may be subject to personal bankruptcy proceedings. Such Mortgage Loans may be subject to a greater risk of default. See "Description of the Mortgage Pools" herein and "Description of the Mortgage Pool" in the related Prospectus Supplement.

      Delays in Liquidating Defaulted Single Family Loans. Even assuming that the Mortgaged Properties provide adequate security for the Single Family Loans underlying a Series of Certificates, substantial delays could be encountered in connection with the liquidation of defaulted Single Family Loans and corresponding delays in the receipt of related proceeds by the related Trust could occur. An action to foreclose on a Mortgaged Property securing a Single Family Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a Mortgaged Property. In the event of a default by a Mortgagor, these restrictions, among other things, may impede the ability of the Master Servicer to foreclose on or sell the Mortgaged Property or to obtain Net Liquidation Proceeds sufficient to repay all amounts due on the related Single Family Loan. In addition, the Master Servicer will be entitled to deduct from collections received during the preceding Due Period all previously made Advances, for all expenses reasonably incurred in attempting to recover amounts due and not yet repaid on Liquidated Mortgage Loans, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses, thereby reducing collections available to the related Trust. See "Certain Legal Aspects of the Mortgage Loans--Foreclosure of Single Family Loans" and "--Rights of Redemption" herein.

      Likelihood of Disproportionate Liquidation Expenses. Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that the Master Servicer took the same steps in realizing upon a defaulted Mortgage Loan having a small remaining principal balance as it would in the case of a defaulted Mortgage Loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the defaulted Mortgage Loan having a small remaining principal balance than would be the case with the defaulted Mortgage Loan having a large remaining principal balance. Because the average outstanding principal balance of the Mortgage Loans is small relative to the size of the average outstanding principal balance of the loans in a typical pool consisting only of conventional purchase-money mortgage loans, Net Liquidation Proceeds on Liquidated Mortgage Loans may also be smaller as a percentage of the principal balance of a Mortgage Loan than would be the case in a typical pool consisting only of conventional purchase-money mortgage loans.

      Risk of Early Defaults. Certain of the Mortgage Loans underlying a Series of Certificates may be recently originated as of the date of inclusion as part of the related Trust Assets. Although little data is available, defaults on mortgage loans are generally expected to occur with greater frequency in their early years.

      Balloon Mortgage Loans. Certain of the Mortgage Loans underlying a Series of Certificates may provide for the payment of the unamortized principal balance of the Mortgage Loan in a single payment at the maturity of the Mortgage Loan that is greater than the preceding monthly payment ("Balloon Loans"). See "Description of the Primary Assets" herein and "Description of the Mortgage Pool" in the related Prospectus Supplement. Because Mortgagors under Balloon Loans are required to make a relatively large single payment upon maturity, it is possible that the default risk associated with Balloon Loans is greater than that associated with fully-amortizing mortgage loans. The ability of a Mortgagor on a Balloon Loan to repay the Mortgage Loan upon maturity frequently depends upon, among other things, the Mortgagor's ability to refinance the Mortgage Loan, which will be affected by a number of factors, including, without limitation, the level of mortgage rates available in the primary mortgage market at the time, the Mortgagor's equity in the related Mortgaged Property, the financial condition of the Mortgagor, the condition of the Mortgaged Property, tax law, general economic conditions and the general willingness of financial institutions and primary mortgage bankers to extend credit.

      Although a low interest rate environment may facilitate the refinancing of a balloon payment, the receipt and reinvestment by holders of the Certificates of the proceeds in such an environment may produce a lower return than that previously received in respect of the related Mortgage Loan. Conversely, a high interest rate environment may make it more difficult for the Mortgagor to accomplish a refinancing and may result in delinquencies or defaults.

      Limitations on Interest Payments and Foreclosures. Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a Mortgagor who enters military service after the origination of such Mortgagor's Mortgage Loan (including a Mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Mortgagor's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Mortgage Loans underlying a Series of Certificates. In addition, the Relief Act imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the related Mortgaged Property in a timely fashion.

      Legal Considerations. Applicable state laws generally regulate interest rates and other charges, require certain disclosures and, unless an exemption is available, require licensing of the originators of home equity Single Family Loans. In addition, most states have other laws, public policies and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Mortgage Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Master Servicer to collect all or part of the principal of or interest on the Mortgage Loans, may entitle the Mortgagor to a refund of amounts previously paid and, in addition, could subject the Master Servicer to damages and administrative sanctions. See "Certain Legal Aspects of the Mortgage Loans" herein.

      The Mortgage Loans are also subject to federal laws, including, without limitation: (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the Mortgagors regarding the terms of the Mortgage Loans; (ii) the Equal Credit Opportunity Act and

Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the Mortgagor's credit experience; (iv) the Real Estate Settlement Procedures Act, which regulates closing and servicing practices relating to first mortgage loans for one- to four-family residential properties; and (v) certain other laws and regulations. The Contracts are also subject to general equitable principles and other rules in consumer credit transactions. Moreover, the Contracts may be subject to potential personal injury litigation based on claims of exposure to the chemical formaldehyde. See "Certain Legal Aspects of the Mortgage Loans -- The Contracts" herein. Certain of the Mortgage Loans may be subject to the Riegle Community Development and Regulatory Improvement Act of 1994 (the "Riegle Act"), which incorporates the Home Ownership and Equity Protection Act of 1994. These provisions impose additional disclosure and other requirements on creditors with respect to non-purchase money mortgage loans with high interest rates or high up-front fees and charges. The provisions of the Riegle Act apply on a mandatory basis to all mortgage loans originated on or after October 1, 1995. These provisions can impose specific statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related mortgage loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the mortgage loan.

      Under environmental legislation and case law applicable in certain states, it is possible that liability for environmental hazards in respect of real property may be imposed on a holder of a mortgage note (such as the Trust) secured by real property. See "Certain Legal Aspects of the Mortgage Loans--Environmental Legislation" herein.

Insolvency Considerations

      Insolvency Related Matters. Counsel to the Depositor and the Seller will render an opinion to the Trustee that in the event that the Seller became a debtor under the United States Bankruptcy Code, the transfer of the Primary Assets from the Seller to the Depositor in accordance with the Purchase and Sale Agreement would be treated as a true sale and not as a pledge to secure borrowings and that the Depositor would not be substantively consolidated with the Seller as a single entity or that the assets and/or liabilities of the Depositor and Seller would not be consolidated. If, however, the transfer of the Primary Assets from the Seller to the Depositor were treated as a pledge to secure borrowings by the Seller or if the Depositor were ordered substantively consolidated with the Seller as a single entity or of the Depositor were to become bankrupt for any reason, the distribution of proceeds from the Primary Assets to the Trust might be subject to the automatic stay provisions of the United States Bankruptcy Code, which would delay the distribution of such proceeds for an uncertain period of time. In addition, a bankruptcy trustee would have the power to sell the Primary Assets, or the bankruptcy trustee could substitute other collateral in lieu of the Primary Assets to secure such debt, or such debt could be subject to reduction or adjustment by the bankruptcy court if the Seller were to become the subject of a case for reorganization under Chapter 11 of the United States Bankruptcy Code.

      In addition, the case of Octagon Gas Systems, Inc. v. Rimmer, 995 F.2d 948 (10th Cir. 1993) contains language to the effect that accounts sold by an entity which subsequently became a debtor in bankruptcy remained property of such debtor's bankruptcy estate. Although the Contracts constitute chattel paper rather than accounts under the UCC, sales of chattel paper, like sales of accounts, are governed by Article 9 of the UCC. If the Depositor or the Seller were to become a debtor under the United States Bankruptcy Code and a court were to follow the reasoning of the Tenth Circuit and apply such reasoning to chattel paper, holders of the Certificates in the related Trust could experience a delay or reduction in distributions.

      Additionally, because the Seller may have purchased the Primary Assets from other originators or sellers, it is possible that (as a result of recourse retained against such other originators or sellers or otherwise) the transfer of the Primary Assets from such originators or sellers to the Seller could be treated as a pledge rather than a sale and the corresponding negative implications for delay and reduction of payments by a Trust could apply.

Yield and Prepayment Considerations

      The yield to maturity of each Class of Certificates of a Series will depend on the rate and timing of payment of principal on the related Primary Assets, including prepayments, liquidations due to defaults and repurchases due to defective documentation or breaches of representations and warranties. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Primary Assets. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. The yield to maturity of certain Classes of Certificates identified in the related Prospectus Supplement may be particularly sensitive to the rate and timing of principal payments (including prepayments, liquidations and repurchases) of the related Mortgage Loans, which may fluctuate significantly from time to time. Investors in a Class of Certificates offered at a discount from the principal amount thereof or with no stated principal amount should fully consider the associated risks, including the risk that an extremely rapid rate of principal payments could result in the failure of such investors to recoup their initial investments. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement.

Original Issue Discount

      Certain Classes of Certificates of a Series may be treated as having been issued with original issue discount for federal income tax purposes. As a result, holders of such Certificates will be required to include amounts in income without the receipt of cash corresponding to that income. See "Certain Federal Income Tax Consequences--Original Issue Discount" herein and, if applicable, in the related Prospectus Supplement.

                        DESCRIPTION OF THE PRIMARY ASSETS

General

      The property of each Trust will consist of: (i) the Primary Assets (subject, if specified in the Prospectus Supplement, to certain exclusions) having the aggregate principal balance outstanding as of the related Cut-off Date, after giving effect to payments due on or prior to such date, specified in the related Prospectus Supplement (the "Original Pool Principal Balance"),
(ii) all payments (subject, if specified in the Prospectus Supplement, to certain exclusions) in respect of such Primary Assets, which may be adjusted, to the extent specified in the related Prospectus Supplement, in the case of interest payments on Primary Assets, to the Certificate Interest Rate; (iii) if specified in the Prospectus Supplement, reinvestment income on such payments; (iv) with respect to a Trust that includes Single Family Loans and/or Contracts, all property acquired by foreclosure or deed in lieu of foreclosure with respect to any such Single Family Loan and/or Contract; (v) certain rights of the Trustee, the Depositor and the Master Servicer under any policies required to be maintained in respect of the related Primary Assets; and
(vi) if so specified in the Prospectus Supplement, one or more forms of credit enhancement (together, the "Trust Assets"). For purposes hereof, "Mortgage Loans" consist of Single Family Loans and Contracts.

      While it is expected that the Primary Assets will be acquired by the Depositor from the Seller, if so specified in the related Prospectus Supplement, Primary Assets may be acquired by the Depositor from affiliated or unaffiliated originators. The following is a brief description of the Primary Assets expected to be included in the Trusts. If specific information respecting the Primary Assets is not known at the time the related series of Certificates initially are offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of such Certificates. A copy of the Pooling and Servicing Agreement with respect to each Series of Certificates will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Primary Assets relating to each Series of Certificates, will be attached to the related Pooling and Servicing Agreement delivered to the Trustee upon delivery of such Certificates.

Single Family Loans

      Each Single Family Loan will be evidenced by a promissory note (the "Mortgage Note") secured by a mortgage or deed of trust (the "Mortgage") creating a first, second or more junior liens on fee simple or leasehold interests in one- to four-family residential properties (the "Mortgaged Properties"). If specified in the Prospectus Supplement, the Mortgage Loans may include cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by Cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such Cooperatives' buildings. The Mortgaged Properties securing the Single Family Loans may include investment properties and vacation and second homes. Each Single Family Loan will be selected by the Depositor for inclusion in the Trust from among those acquired by the Depositor from the Seller or from one or more affiliated or unaffiliated originators, including newly originated loans.

      The Single Family Loans may be (i) "conventional" mortgage loans, that is, they will not be insured or guaranteed by any governmental agency, (ii) insured by the Federal Housing Authority ("FHA") or (iii) partially guaranteed by the Veteran's Administration ("VA"), as specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Single Family Loans may include closed-end home equity loans ("Home Equity Loans"). Such Home Equity Loans will be secured by first, second or more junior liens on fee simple or leasehold interests in one- to four-family residential properties. See "Mortgage Loan Program--Single Family Loans." The principal and interest on the Single Family Loans included in the Trust for a Series of Certificates will be payable either on the first day of each month or on different scheduled days throughout each month, and the interest will be calculated either on a simple interest, actuarial method or a "Rule of 78s" method, as described herein and in the related Prospectus Supplement. When a full principal prepayment is paid on a Single Family Loan during a month, the Mortgagor is generally charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the Single Family Loan so prepaid.

      The payment terms of the Single Family Loans to be included in a Trust for a Series will be described in the related Prospectus Supplement and may include any of the following features or combinations thereof or other features described in the related Prospectus Supplement:

            (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Single Family Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Single Family Loans may provide for the payment of interest at a rate lower than the specified Mortgage Interest Rate for a period of time or for the life of the Single Family Loan, and the amount of any difference may be contributed from funds supplied by the seller of the Mortgaged Property or another source.

            (b) Principal may be payable on a level debt service basis to fully amortize the Single Family Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Mortgage Interest Rate or may not be amortized during all or a portion of the original term.

      Payment of all or a substantial portion of the principal may be due on maturity ("balloon payment"). Principal may include interest that has been deferred and added to the principal balance of the Single Family Loan.

            (c) Monthly Payments of principal and interest may be fixed for the life of the Single Family Loan, may increase over a specified period of time or may change from period to period. Single Family Loans may include limits on periodic increases or decreases in the amount of Monthly Payments and may include maximum or minimum amounts of Monthly Payments.

            (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the Single Family Loan or may decline over time, and may be prohibited for the life of the Single Family Loan or for certain periods ("lockout periods"). Certain Single Family Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Single Family Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Single Family Loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire Single Family Loan in connection with the sale or certain transfers of the related Property. Other Single Family Loans may be assumable by persons meeting the then applicable underwriting standards of the Seller.

      The related Prospectus Supplement will describe certain characteristics of the related Single Family Loans, including without limitation (i) the range of dates of origination and the latest scheduled maturity date, (ii) the minimum remaining term to maturity, the weighted average original term to maturity and the weighted average remaining term to maturity, (iii) the range of Mortgage Interest Rates, the weighted average Mortgage Interest Rate and, with respect to adjustable-rate Mortgage Loans, the index upon which the Mortgage Interest Rate is based, (iv) the range of principal balances outstanding, the range of original principal balances and the weighted average outstanding principal balance, (v) the percentages of Single Family Loans secured by first Mortgages, second Mortgages and more junior Mortgages, respectively, (vi) the maximum Combined Loan-to-Value Ratio at origination, the weighted average Combined Loan-to-Value Ratio, the maximum Loan-to-Value Ratio at origination and the weighted average Loan-to-Value Ratio, (vii) the percentage of Mortgage Loans secured by fee simple interests in single-family dwelling units, investor properties, units in planned unit developments and condominiums, respectively, the percentage of Single Family Loans secured by leasehold interests and the percentage of Single Family Loans secured by units in cooperatives, (viii) the percentage of Single Family Loans as to which the related Mortgagor represented at the time of origination that the related Mortgaged Property would be occupied by such Mortgagor as a primary or secondary residence, (ix) certain summary information relating to the geographic concentration of the Mortgaged Properties securing the Single Family Loans, (x) the percentage of Single Family Loans which are Balloon Loans and the dates after origination that the balloon payments are due, and (xi) the percentage of Single Family Loans which are Bankruptcy Loans, the percentage of Bankruptcy Loans which are 30 days or more contractually delinquent and the percentages of Single Family Loans other than Bankruptcy Loans which are 30 days and 60 days or more contractually delinquent, respectively. If so specified in the related Prospectus Supplement, the characteristics of the Single Family Loans described in items (v) through (ix) above, inclusive, may be based on a random sample of Single Family Loans included in the related initial Trust Assets or expected to be included in the related Trust Assets following the addition of any subsequently acquired Single Family Loans (a "Sample Pool"). No assurance can be given, however, that the characteristics of a Sample Pool are representative of the characteristics of the initial Trust Assets or will be representative of the Mortgage Pool after the addition of any subsequently acquired Single Family Loans. In addition, if so specified in the related Prospectus Supplement, such information may be approximate based on the expected characteristics of the Single Family Loans to be included in the related Trust Assets and any significant variations therefrom will be provided on the related Form 8-K.

      For purposes of the foregoing, the "Combined Loan-to-Value Ratio" of any Single Family Loan is the ratio (expressed as a percentage) of (i) the sum of
(a) the original principal balance of such Single Family Loan at the date of origination (which, if specified in the related Prospectus Supplement, may include certain financed fees and insurance premiums) plus (b) the outstanding balance of the Senior Lien, if any, divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal, if any, or drive-by evaluation or other method made at the time of origination of the Single Family Loan and (b) the purchase price of the Mortgaged Property if the Single Family Loan proceeds were used to purchase the Mortgaged Property. See "The Mortgage Loan Program--Underwriting Procedures" herein. The "Loan-to-Value Ratio" of any Single Family Loan is the ratio (expressed as a percentage) of (i) the original principal balance of such Single Family Loan at the date of origination (which, if specified in the related Prospectus Supplement, may include certain financed fees and insurance premiums) divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal, if any, or drive-by evaluation or other method made at the time of origination of the Single Family Loan and (b) the purchase price of the Mortgaged Property if the Single Family Loan proceeds were used to purchase the Mortgaged Property. For Single Family Loans secured by a first Mortgage, the Combined Loan-to-Value Ratio and the Loan-to-Value Ratio will be the same.

      A "Bankruptcy Loan" is a Single Family Loan on which the related Mortgagor is making payments pursuant to a personal bankruptcy plan or proceeding (each, a "Bankruptcy Plan"). The entire principal balance and the right to receive interest accrued after the Cut-off Date with respect to each Bankruptcy Mortgage Loan will generally be included in the assets of the related Trust, while the right to interest accrued but unpaid prior to the related Cut-off Date under each Bankruptcy Loan will generally be retained by the Seller. The Seller's right to collect interest accrued on a Bankruptcy Loan prior to the date of the related Bankruptcy Plan filing will generally be subordinate to the related Trust's right to receive timely payments of principal and interest with respect to such Bankruptcy Loan.

Contracts

      Each Contract included as a Primary Asset in the Trust with respect to a Series of Certificates will be secured by a Manufactured Home and a mortgage or deed of trust relating to the real estate to which the Manufactured Home is permanently affixed. Contracts are similar to Single Family Loans, and the description herein to Single Family Loans is applicable to Contracts, except as otherwise noted. The Prospectus Supplement will specify whether the Contracts will be fully amortizing or have a balloon payment, whether they will bear interest at a fixed, adjustable or variable rate and other pertinent information with respect to the Contracts. As used herein, Mortgaged Property includes Manufactured Homes, unless otherwise noted.

      The Manufactured Homes securing the Contracts consist of manufactured homes within the meaning of 42 United States Code, Section 5402(6), which defines a "Manufactured Home" as "a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without permanent foundation when connected to the required utilities, and includes the plumbing, heating, air-conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requirements of this paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under

[this] chapter." Moreover, if an election is made to treat the Trust as a REMIC as described in "Certain Federal Income Tax Consequences -- Federal Income Tax Consequences for REMIC Certificates" herein, Manufactured Homes will have a minimum of 400 square feet of living space and a minimum width in excess of 102 inches.

      For purposes of calculating the Loan-to-Value Ratio of a Contract relating to a Manufactured Home, the "Value" is the appraised value of the Manufactured Home, based upon the age and condition of the Manufactured Home and the quality and condition of the community in which it is situated, if applicable.

      The related Prospectus Supplement may specify for the Contracts which are part of the related Primary Assets, among other things, the date of origination of the Contracts; the annual percentage rates on the Contracts; the Loan-to-Value Ratios; the minimum and maximum outstanding principal balance as of the Cut-off Date and the average outstanding principal balance; the outstanding principal balances of the Contracts included in the Contract Pool; the original maturities of the Contracts; and the last maturity date of any Contract.

Mortgage-Backed Securities

      "Mortgage-Backed Securities" (or "MBS") may include (i) private (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates insured or guaranteed by FHLMC or FNMA or GNMA.

      Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). A seller (the "MBS Issuer") and/or servicer (the "MBS Servicer") of the underlying mortgage loans will have entered into the MBS Agreement with a trustee or a custodian under the MBS Agreement (the "MBS Trustee"), if any, or with the original purchaser or purchasers of the MBS.

      The MBS may have been issued in one or more classes with characteristics similar to the Classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

      Reserve funds, subordination, cross-support or other credit enhancement similar to that described for the Certificates of a Series under "Description of the Certificates--Description of Credit Enhancement" herein may have been provided with respect to the MBS. The type, characteristics and amount of such credit enhancement, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any Rating Agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

      The Prospectus Supplement for a Series of Certificates that evidence interests in MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the Trust, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate of the MBS or the formula for determining such rates, (iv) the payment characteristics of the MBS,
(v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable, (vi) a description of the credit support, if any, (vii) the circumstances under which the stated underlying mortgage loans, or the MBS themselves may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the servicing fees payable under the MBS Agreement, (x) to the extent available to the Depositor, information in respect of the underlying mortgage loans, and (xi) the characteristics of any cash flow agreements that relate to the MBS.

Payments on the Mortgage Loans

      The Mortgage Loans underlying a Series of Certificates will provide for payments that are allocated to principal and interest according to either the actuarial method (an "Actuarial Mortgage Loan"), the simple interest method (a "Simple Interest Mortgage Loan") or the "Rule of 78s" method (a "Rule of 78s Mortgage Loan"), as set forth in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, no Mortgage Loan will provide for deferred interest or negative amortization.

      An Actuarial Mortgage Loan provides for payments in level monthly installments (except, in the case of Balloon Mortgage Loans, the final payment) consisting of interest equal to one-twelfth of the applicable Mortgage Interest Rate times the unpaid principal balance, with the remainder of such payment applied to principal.

      A Simple Interest Mortgage Loan provides for the amortization of the amount financed under the Mortgage Loan over a series of equal Monthly Payments (except, in the case of a Balloon Loan, the final payment). Each Monthly Payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the Mortgage Loan multiplied by the stated Mortgage Interest Rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such Mortgage Loan. As payments are received under a Simple Interest Mortgage Loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a Simple Interest Mortgage Loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if such payment is made on its scheduled due date.

      Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a Simple Interest Mortgage Loan is made on or prior to its scheduled due date, the principal balance of the Mortgage Loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date the Mortgage Loan will amortize more slowly than scheduled. If a Simple Interest Mortgage Loan is prepaid, the borrower is required to pay interest only to the date of prepayment.

      A Rule of 78s Mortgage Loan provides for the payment by the borrower of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the amount financed and add-on interest in an amount calculated on the basis of the stated note rate for the term of the Mortgage Loan. The rate at which such amount of add-on interest is earned and, correspondingly, the portion of each fixed monthly payment allocated to reduction of the outstanding principal balance are calculated in accordance with the "sum of the digits" or "Rule of 78s". Under a Rule of 78s Mortgage Loan, the portion of a payment allocable to interest is determined by multiplying the total amount of add-on interest payable over the term of the Mortgage Loan by a fraction derived as described herein. The fraction used in the calculation of add-on interest earned each month under a Rule of 78s Mortgage Loan has as its denominator a number equal to the sum of a series of numbers beginning with one and ending with the number of monthly payments due under the Mortgage Loan. For example, for a Mortgage Loan providing for twelve scheduled payments, the denominator of each month's fraction would be 78, the sum of the series of numbers from one to twelve. The numerator of the fraction for a given month would be the number of payments remaining before giving effect to the payment to which the fraction is being applied. Accordingly, in the case of such Mortgage Loan, the fraction for the first payment would be 12/78, for the second payment, 11/78, for the third payment, 10/78, and so on through the final payment, for which the fraction would be 1/78. The applicable fraction is then multiplied by the total add-on interest payable over the term of the Mortgage Loan to determine the amount of interest "earned" that month. The difference between the amount of the monthly payment made by the borrower and the amount of earned add-on interest calculated for the month is applied to principal reduction. As a result, the rate at which interest is earned in the initial months of a Rule of 78s Mortgage Loan is somewhat higher than the interest computed for a Mortgage Loan computed on an actuarial basis, and the rate at which interest is earned at the end of the Mortgage Loan is somewhat less than that computed under an actuarial basis.

      Payments to holders of the related Certificates and the Servicing Fee with respect to Rule of 78s Mortgage Loans will be computed as if such Mortgage Loans were Simple Interest Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, amounts received upon prepayment in full of a Rule of 78s Mortgage Loan in excess of (i) the then outstanding principal balance of such Mortgage Loan (computed on a daily simple interest amortization basis) and (ii) accrued interest computed on a daily simple interest basis at the Mortgage Interest Rate, plus servicing compensation exclusive of Servicing Fees, will not be available to make required payments of principal and interest to holders of the related Certificates and will not be treated as collected principal for purposes of computing the amount to be distributed.

      In the event of the prepayment in full (voluntarily or by acceleration) of a Rule of 78s Mortgage Loan, under the terms of the Mortgage Loan the entire remaining amount of payments is due but a "refund" or "rebate" will be made to the borrower of the portion of the total amount of the scheduled payments remaining under the Mortgage Loan immediately prior to such prepayment which is allocable to "unearned" add-on interest. Such rebate will be calculated in accordance with the Rule of 78s method.

                CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

      The rate of principal payments on each Class of Certificates of a Series entitled to principal, the aggregate amount of each interest payment on each Class of Certificates of a Series entitled to interest and the yield to maturity of each Class of Certificates of a Series will be related to the rate and timing of payments of principal on the related Primary Assets, which may be in the form of scheduled and unscheduled payments. The rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. In general, when the level of prevailing interest rates for similar loans significantly declines, the rate of prepayment is likely to increase, although the prepayment rate is influenced by a number of other factors, including general economic conditions and homeowner mobility. Defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on second or more junior mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties. Prepayments, liquidations and purchases of the Primary Assets will result in distributions to the holders of amounts of principal which would otherwise be distributed over the remaining terms of the Primary Assets.


      In addition, as specified in the related Prospectus Supplement, the Master Servicer, the Seller, the Depositor and/or another party specified in the related Prospectus Supplement, may have the option to effect the early termination of a Series of Certificates through the purchase of the Primary Assets and other assets in the related Trust under the circumstances and in the manner described in "The Trusts--Optional Disposition of Primary Assets" herein. Further, if so specified in the related Prospectus Supplement, the Trustee, the Master Servicer, the Seller, the Depositor and/or such other entities as may be specified in such Prospectus Supplement may be required to effect early retirement of a Series of Certificates by soliciting competitive bids for the purchase of the assets of the related Trust or otherwise. See "The Trusts--Mandatory Disposition of Primary Assets" herein.

      If the Pooling and Servicing Agreement for a Series of Certificates provides for a Prefunding Account or other means of funding the transfer of additional Primary Assets to the related Trust, as described under "The Trusts--Forward Commitments; Prefunding" herein, and the Trust is unable to acquire such additional Primary Assets within any applicable time limit, the amounts set aside for such purpose may be required to be applied to effect the retirement of all or a portion of one or more Classes of Certificates of such Series.

      As described above, the rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for comparable mortgage loans. When the market interest rate is below the Mortgage Interest Rate for such Mortgage Loan, Mortgagors may have an increased incentive to refinance their Mortgage Loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some Mortgagors may sell or refinance Mortgaged Properties in order to realize their equity in such Mortgaged Properties, to meet cash flow needs or to make other investments. No representation is made as to the particular factors that will affect the prepayment of the Mortgage Loans underlying any Series of Certificates, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on the related Mortgage Loans.

      The yield to maturity of certain Classes of Certificates of a Series may be particularly sensitive to the rate and timing of principal payments (including prepayments) of the Primary Assets, which may fluctuate significantly from time to time. The Prospectus Supplement relating to such Certificates will provide certain additional information with respect to the effect of such payments on the yield to maturity of such Certificates under varying rates of prepayment, including the rate of prepayment, if any, which would reduce the holder's yield to zero.

      Greater than anticipated prepayments of principal will increase the yield on Certificates purchased at a price less than par. Conversely, greater than anticipated prepayments of principal will decrease the yield on Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Primary Assets occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of each Class of Certificates of a Series will also be affected by the amount and timing of delinquencies and defaults on the related Primary Assets and the recoveries, if any, on defaulted Primary Assets and foreclosed properties in the related Trust Assets.

      The "weighted average life" of a Certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Certificate is repaid. The weighted average life of each Class of Certificates of a Series will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans, including final payments made upon the maturity of Balloon Loans.

                                   THE TRUSTS

General

      Unless otherwise set forth in the related Prospectus Supplement, each Trust will be formed under a Pooling and Servicing Agreement (a "Pooling and Servicing Agreement") among the Depositor, the Master Servicer and the Trustee named therein (a "Trustee"). The property of each Trust will consist of: (i) the Primary Assets (subject, if specified in the Prospectus Supplement, to certain exclusions) as from time to time are subject to the related Pooling and Servicing Agreement, (ii) all payments (subject, if specified in the Prospectus Supplement, to certain exclusions) in respect of such Primary Assets, which may be adjusted, to the extent specified in the related Prospectus Supplement, in the case of interest payments on Primary Assets, to the Certificate Interest Rate; (iii) if specified in the Prospectus Supplement, reinvestment income on such payments; (iv) with respect to a Trust that includes Mortgage Loans, all property acquired by foreclosure or deed in lieu of foreclosure with respect to any such Mortgage Loans; (v) certain rights of the Trustee, the Depositor and the Master Servicer under any insurance policies required to be maintained in respect of the related Primary Assets; and (vi) if so specified in the Prospectus Supplement, one or more forms of credit enhancement (together, the "Trust Assets").

Assignment of the Primary Assets

      Assignment of the Single Family Loans. At the time of issuance of the

Certificates, the Depositor will assign the Single Family Loans to the Trustee, subject to exclusions specified in the Prospectus Supplement, due on or with respect to such Single Family Loans after the Cut-off Date. The Trustee will, concurrently with such assignment, execute, countersign and deliver the Certificates to the Depositor in exchange for the Single Family Loans. Each Single Family Loan will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement. Such schedule may include information as to the Principal Balance of each Single Family Loan as of the Cut-off Date, as well as information respecting the Mortgage Interest Rate, the scheduled Monthly Payment of principal and interest as of the Cut-off Date and the maturity date of each Mortgage Note.

      In addition, as to each Single Family Loan, the Depositor will deliver to the Trustee the Mortgage Note and Mortgage, any assumption and modification agreement, an assignment of the Mortgage in recordable form (but not necessarily recorded), evidence of title insurance, if obtained, and, if applicable, the certificate of private mortgage insurance. In instances where recorded documents cannot be delivered due to delays in connection with recording, the Depositor may deliver copies thereof and deliver the original recorded documents promptly upon receipt.

      With respect to any Single Family Loans which are Cooperative Loans, the Depositor will cause to be delivered to the Trustee, the related original cooperative note endorsed to the order of the Trustee, the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate and related blank stock powers. The Depositor will file in the appropriate office an assignment and a financing statement evidencing the Trustee's security interest in each Cooperative Loan.

      The Seller will represent and warrant to the Depositor with respect to the Single Family Loans sold by it that (i) the information set forth in the schedule of Single Family Loans attached thereto is correct in all material respects; (ii) a lender's title insurance policy or binder for each Single Family Loan subject to the Pooling and Servicing Agreement was issued on the date of origination thereof and each such policy or binder assurance is valid and remains in full force and effect or a legal opinion concerning title or title search was obtained or conducted in connection with the origination of the Single Family Loans; (iii) at the date of assignment to the Depositor, the Seller has good title to the Single Family Loans and the Single Family Loans are free of offsets, defenses or counterclaims; (iv) at the date of initial issuance of the Certificates, each Mortgage is a valid first lien on the property securing the Mortgage Note (subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions, restrictions, rights of way, easements and other matters of public record as of the date of the recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained by the originator, (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage and

(d) leases and subleases pertaining to such Mortgaged Property) and to Seller's knowledge such property is free of material damage and is in good repair or, with respect to a junior lien Single Family Loan, that such Mortgage is a valid junior lien Mortgage (subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions, restrictions, rights of way, easements and other matters of public record as of the date of the recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained by the originator, (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage and (d) leases and subleases pertaining to such Mortgaged Property), as the case may be, and specifying the percentage of the Primary Assets and Single Family Loans comprised of junior lien Single Family Loans; (v) at the date of assignment to the Depositor, no Single Family Loan is 31 or more days delinquent (with such exceptions as may be specified in the related Prospectus Supplement) and to Seller's knowledge there are no delinquent tax or assessment liens against the Mortgaged Property covered by the related Mortgage; (vi) at the date of assignment to the Depositor, the portion of each Single Family Loan, if any, which, pursuant to the terms set forth in the related Prospectus Supplement should be insured with a private mortgage insurer is so insured; and (vii) each Single Family Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws. The Prospectus Supplement may set forth additional representations and warranties made by the Seller to the Depositor. The Depositor's rights against the Seller in the event of a breach of its representations will be assigned to the Trustee for the benefit of the Certificates of such Series.

      Assignment of Contracts. The Depositor will cause the Contracts to be assigned to the Trustee, including all security interests created thereby and any related mortgages or deeds of trust, together with principal and interest due on or with respect to the Contracts after the Cut-off Date. Each Contract will be identified in a loan schedule ("Contract Loan Schedule") appearing as an exhibit to the related Pooling and Servicing Agreement. Such Contract Loan Schedule may specify, with respect to each Contract, among other things: the original principal balance and the outstanding Principal Balance as of the Cut-off Date, the Mortgage Interest Rate, the current scheduled payment of principal and interest and the maturity date.

      In addition, with respect to each Contract, the Depositor will deliver or cause to be delivered to the Trustee, the original Contract and copies of documents and instruments related to each Contract and the security interest in the Manufactured Home securing each Contract. To give notice of the right, title and interest of the Trust to the Contracts, the Depositor will cause the Seller to file a UCC-1 financing statement identifying the Trustee as the secured party and identifying all Contracts as collateral. See "Risk Factors" and "Certain Legal Aspects of the Mortgage Loans" herein.


      The Seller will provide representations and warranties to the Depositor concerning the Contracts. Such representations and warranties will include: (i) that the information contained in the Contract Loan Schedule provides an accurate listing of the Contracts and that the information respecting such Contracts set forth in such Contract Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is furnished; (ii) that, immediately prior to the conveyance of the Contracts, the Seller had good title to and was sole owner of, each such Contract; (iii) that there has been no other sale by it of such Contract and that the Contract is not subject to any lien, charge, security interest or other encumbrance; (iv) no contract was originated in or is subject to the laws of any jurisdiction whose laws would make the transfer of the Contract or an interest therein to the Depositor pursuant to the related Purchase and Sale Agreement or from the Depositor to the Trustee pursuant to the related Pooling and Servicing Agreement unlawful; (v) each Contract complies with all material requirements of law; (vi) no Contract has been satisfied, subordinated in whole or in part or rescinded and the Manufactured Home securing the Contract has not been released from the lien of the contract in whole or in part; (vii) each Contract creates a valid and enforceable first or junior security interest, as applicable, in favor of the Seller in the Manufactured Home and real estate covered thereby and the lien created thereby has been recorded or will be recorded within six months, and such security interest or lien has been assigned by the Seller to the Depositor; (viii) as of the date of assignment to the Depositor, such Manufactured Home was, to the best of the Seller's knowledge, free of material damage and in good repair; (ix) the related Manufactured Home is a "manufactured home" within the meaning of 42 United States Code, Section 5402(6); (x) each Contract is a "qualified mortgage" under Section 860G(a)(3) of the Code and each Manufactured Home is "manufactured housing" within the meaning of Section 25(3)(10) of the Code; and
(xi) if a Contract is a Contract insured by the FHA or partially guaranteed by the VA, the Contract has been serviced in accordance with related regulations, the insurance or guarantee of the Contract under the related regulations and related laws is in full force and effect, and no event has occurred which, with or without notice or lapse of time or both, would impair such insurance or guarantee. The Prospectus Supplement may set forth additional representations and warranties made by the Seller to the Depositor. The Depositor's rights against the Seller in the event of a breach of its representations will be assigned to the Trustee for the benefit of the Certificates of such Series.

      Assignment of Mortgage-Backed Securities. With respect to each Series, the Depositor will cause any Mortgage-Backed Securities included in the related Trust to be registered in the name of the Trustee (directly or through a participant in a depository). The Trustee (or its custodian) will have possession of any certificated Mortgage-Backed Securities. The Trustee will not be in possession of or be assignee of record of any underlying assets for a Mortgage-Backed Security. Each Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement which may specify certain information with respect to such security, including, as applicable, the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date and certain other pertinent information for each such security. The Seller will represent and warrant to the Depositor, among other things, the information contained in such schedule is true and correct and that immediately prior to the transfer of the related securities to the Depositor, the Seller had good title to, and was the sole owner of, each such security. The Depositor's rights against the Seller in the event of a breach of its representations will be assigned to the Trustee for the benefit of the Certificates of such Series.

      Repurchase or Substitution of Single Family Loans and Contracts. The Trustee will review the documents delivered to it with respect to the Single Family Loans and Contracts included in the related Trust. If any document is not delivered or is found to be defective in any material respect and the Depositor or the Seller, if so required, cannot deliver such document or cure such defect within the period specified in the related Prospectus Supplement after notice thereof (which the Trustee will undertake to give within the period specified in the related Prospectus Supplement), and if any other party obligated to deliver such document or cure such defect has not done so and has not substituted or repurchased the affected Single Family Loan or Contract then the Depositor will cause the Seller, not later than the first date designated for the deposit of payments into the Collection Account (a "Deposit Date") which is more than a specified number of days after such period, (a) if so provided in the Prospectus Supplement to remove the affected Single Family Loan or Contract from the Trust and substitute one or more other Single Family Loans or Contracts therefor or
(b) repurchase the Single Family Loan or Contract from the Trustee for a price equal to 100% of its Principal Balance plus one month's interest thereon at the applicable Mortgage Interest Rate. This repurchase and, if applicable, substitution obligation will, unless otherwise set forth in the related Prospectus Supplement, generally constitute the sole remedy available to the Trustee for a material defect in a document relating to a Single Family Loan or Contract.

      The Depositor is required to cause the Seller to do either of the following: (a) cure any breach of any representation or warranty that materially and adversely affects the interest of the Owners of the Certificates in a Single Family Loan or Contract (each, a "Defective Mortgage Loan") within a specified number of days of its discovery by the Depositor or its receipt of notice thereof from the Trustee, (b) repurchase such Defective Mortgage Loan or Contract not later than the first Deposit Date which is more than a specified number of days after such period for a price equal to 100% of its Principal Balance plus one month's interest thereon at the applicable Mortgage Interest Rate, or (c) if so specified in the Prospectus Supplement, remove the affected Single Family Loan or Contract from the Trust, and substitute one or more other mortgage loans or contracts therefor. This repurchase and, if applicable, substitution obligation will generally constitute the sole remedies available to the Trustee for any such breach.

      If a REMIC election is to be made with respect to all or a portion of a Trust, there may be federal income tax limitations on the right to substitute Mortgage Loans or Contracts.

Payments on the Mortgage Loans

      Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement will require the Master Servicer to cause to be established and maintained an account (the "Collection Account") at an institution (which may be a Depositor) meeting certain ratings and other criteria set forth in the Pooling and Servicing Agreement (an "Eligible Account"), into which it is required to deposit certain payments received in respect of the Mortgage Loans, as more fully described below. Unless otherwise specified in the related Prospectus Supplement, all funds in the Collection Account are required to be held (i) uninvested, (ii) invested in certain permitted investments, which are generally limited to United States government securities and other high-quality investments and repurchase agreements or similar arrangements with respect to such investments or (iii) invested in certain asset management accounts maintained by the Trustee (collectively, "Permitted Instruments"). Unless otherwise specified in the related Prospectus Supplement, any investment earnings on funds held in the Collection Account will be for the account of the Master Servicer.

      Unless otherwise specified in the related Prospectus Supplement, the Master Servicer is required to deposit into the Collection Account within one business day of receipt all Monthly Payments received after the related Cut-off Date (unless the related Prospectus Supplement otherwise specifies, other than amounts received after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date) and all Principal Prepayments and Curtailments collected after the Cut-off Date (net of the Servicing Fee with respect to each Mortgage Loan and other servicing compensation payable to the Master Servicer as permitted by the Pooling and Servicing Agreement), all Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds, any amounts paid in connection with the repurchase of any Mortgage Loan, the amount of any Substitution Adjustments, the amount of any losses incurred in connection with investments in Permitted Instruments and certain amounts relating to insufficient insurance policies and REO Property. If the related Prospectus Supplement provides that there will be no Collection Account, all of such payments will be deposited directly in the Distribution Account, as specified therein.

      Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may make withdrawals from the Collection Account only for the following purposes:

            (i) for deposit to the Distribution Account no later than the business day preceding each Distribution Date, the Available Payment

      Amount for the related Due Period;

            (ii) to reimburse itself for any accrued unpaid Servicing Fees and unreimbursed Advances, to the extent provided in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer's right to reimburse itself for unpaid Servicing Fees and unreimbursed Advances, will be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed;

            (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

            (iv) to make investments in Permitted Instruments and to pay itself interest earned in respect of Permitted Instruments or on funds deposited in the Collection Account;

            (v) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein (such as servicing compensation) or were deposited therein in error;

            (vi) to pay itself the Servicing Fee and any other permitted servicing compensation to the extent not previously retained or paid;

            (vii) to withdraw funds necessary for the conservation and disposition of REO Property;

            (viii) to make Servicing Advances, as more fully described below;

            (ix) with respect to a Bankruptcy Loan, to remit to the Seller certain payments, as provided in the Pooling and Servicing Agreement;

            (x) to reimburse itself for any Nonrecoverable Advances previously made and unreimbursed; and

            (xi) to clear and terminate the Collection Account upon the termination of the Pooling and Servicing Agreement.


      Unless otherwise specified in the related Prospectus Supplement, the Master Servicer is required to wire transfer to the Distribution Account the amount described in clause (i) above no later than the business day preceding each Distribution Date.

Advances; Servicing Advances

      If so specified in the related Prospectus Supplement, not later than the close of business on the business day prior to each Distribution Date, the Master Servicer may be required to withdraw from amounts on deposit in any Collection Account and held for future distribution or, if so specified in the related Prospectus Supplement, to pay from its own funds, and remit for deposit in the Distribution Account an amount (each, a "P&I Advance"), to be distributed on the related Distribution Date, equal to (x) the sum of the interest portions of the aggregate amount of Monthly Payments (net of the Servicing Fee) accrued during the related Due Period, but uncollected as of the close of business on the related Determination Date and/or (y) principal portion of the aggregate amount of Monthly Payments (other than balloon payments) due during the related Due Period but uncollected as of the close of business on the related Determination Date. Unless so specified in the related Prospectus Supplement, the Master Servicer shall not be required to make such P&I Advance from its own funds or be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise.

      In the course of performing its servicing obligations, the Master Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations ("Servicing Advances" and together with P&I Advances, "Advances"), including, but not limited to, the cost of (i) maintaining REO Properties; (ii) any enforcement or judicial proceedings, including foreclosures; and (iii) the management and liquidation of Mortgaged Property acquired in satisfaction of the related Mortgage. To the extent provided in the related Pooling and Servicing Agreement, the Master Servicer may pay all or a portion of any Servicing Advance out of excess amounts on deposit in the Collection Account and held for future distribution on the date on which such Servicing Advance is made. Any such excess amounts so used will be required to be replaced by the Master Servicer by deposit to the Collection Account no later than the date specified in the related Pooling and Servicing Agreement.

      Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may recover Advances to the extent permitted by the Mortgage Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Advance was made, from collections on the related Mortgage Loan, including late collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master

Servicer from the Mortgagor or otherwise relating to the Mortgage Loan. If so provided in the related Pooling and Servicing Agreement, to the extent the Master Servicer, in its good faith business judgment, determines that certain Advances will not be ultimately recoverable from late collections, Insurance Proceeds, Liquidation Proceeds on the related Mortgage Loans or otherwise ("Nonrecoverable Advances"), the Master Servicer may reimburse itself from the amounts on deposit in the Collection Account.

      The Master Servicer is not required to make any Advance which it determines would be a Nonrecoverable Advance.

Distributions

      The Trustee is required to establish a trust account (referred to herein as the "Distribution Account", but which may have such other designation as is set forth in the related Prospectus Supplement) into which there shall be deposited amounts transferred by the Master Servicer from the Collection Account or, if so specified in the related Prospectus Supplement, collections of Mortgage Loans deposited by the Master Servicer into the Distribution Account directly. The Distribution Account is required to be maintained as an Eligible Account. Amounts on deposit in the Distribution Account may be invested in Permitted Instruments and other investments specified in the related Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, on each Distribution Date the Trustee is required to withdraw from the Distribution Account and distribute the amounts set forth in the related Prospectus Supplement, to the extent available, in the priority set forth therein, which generally will include (in no particular order of priority):

            (i) deposits into any account established for the purpose of paying credit enhancement fees and premiums;

            (ii) if a Spread Account, Reserve Account or similar account is established with respect to a Series of Certificates, deposits into such fund or account of the Excess Spread or other amounts required to be deposited therein;

            (iii) payments to the holders of the Certificates on account of interest and principal, in the order and manner set forth in the related Prospectus Supplement;

            (iv) reimbursement of the Master Servicer for amounts expended by the Master Servicer and reimbursable thereto under the related Pooling and Servicing Agreement but not previously reimbursed; and


            (v) after the payments and deposits described above and in the related Prospectus Supplement, the balance, if any, to the persons specified in the related Prospectus Supplement.

      The amount available to make the payments described above will generally equal (a) the sum of (i) the Available Payment Amount for the related Due Period and (ii) the amount available under any credit enhancement, including amounts withdrawn from any Spread Account or Reserve Account, less (b) the amount of the premiums or fees payable to the Credit Provider, if any, during the related Due Period.

      Generally, to the extent a Credit Provider makes payments to holders of Certificates, such Credit Provider will be subrogated to the rights of such holders with respect to such payments and shall be deemed, to the extent of the payments so made, to be a registered holder of such Certificates.

      For purposes of the provisions described above, the following terms have the respective meanings ascribed to them below, each determined as of any Distribution Date.

      "Available Payment Amount" generally means the result of (a) collections on or with respect to the Mortgage Loans due and received by the Master Servicer during the related Due Period, net of the Servicing Fee paid to the Master Servicer during the related Due Period and reimbursements for accrued unpaid Servicing Fees, unreimbursed Advances and for certain expenses paid by the Master Servicer, plus (b) the amount of Advances, if any, less, if so specified in the related Prospectus Supplement.

      "Mortgage Loan Losses" means, for Mortgage Loans that become Liquidated Mortgage Loans during the related Due Period, the amount, if any, by which (i) the sum of the outstanding principal balance of each such Mortgage Loan (determined immediately before such Mortgage Loan became a Liquidated Mortgage
Loan) and accrued and unpaid interest thereon at the Mortgage Interest Rate to the date on which such Mortgage Loan became a Liquidated Mortgage Loan exceeds
(ii) the Net Liquidation Proceeds received during such Due Period in connection with the liquidation of such Mortgage Loan which have not theretofore been used to reduce the Principal Balance of such Mortgage Loan.

      "Distribution Date" means the monthly date specified in the related Prospectus Supplement on which payments will be made to holders of the related Certificates.

Optional Disposition of Primary Assets

      The Master Servicer, the Seller, the Depositor and/or any other entities specified in the related Prospectus Supplement, may have the option to effect the early termination of a Series of Certificates through the purchase of the Primary Assets and other assets in the related Trust when the outstanding principal balance of a Class of Certificates specified in the related Prospectus Supplement declines to the percentage of the original principal balance of such Class specified in the related Prospectus Supplement or at such other time as is specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the related Pooling and Servicing Agreement will establish a minimum price at which such Primary Assets and other assets in the related Trust may be sold. Such minimum price may include certain expenses and other amounts which the purchaser may be required to pay at the time of sale. Unless otherwise specified in the related Prospectus Supplement, the proceeds of any such sale will be distributed to holders of the Certificates on the Distribution Date next following the date of disposition.

Mandatory Disposition of Primary Assets

      If so specified in the related Prospectus Supplement, the Trustee or such other entity as may be specified in such Prospectus Supplement may be required to effect early retirement of a Series of Certificates by soliciting competitive bids for the purchase of the Primary Assets and other assets in the related Trust or otherwise, under the circumstances set forth in such Prospectus Supplement. The procedures for the solicitation of such bids will be described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer and any Underwriter will be permitted to submit bids. If so specified in the related Prospectus Supplement, a minimum bid or reserve price may be established. If so specified in the related Prospectus Supplement, the Underwriter or such other entity specified in such Prospectus Supplement will be required to confirm that the accepted bid will result in the sale of the Primary Assets and other assets of the Trust at their fair market value.

Forward Commitments; Prefunding

      If so specified in the related Prospectus Supplement, a Pooling and Servicing Agreement or other agreement may provide for the transfer by the Seller to the Depositor and from the Depositor to the related Trust of additional Primary Assets after the Closing Date for the related Certificates. Such additional Primary Assets will be required to conform to the requirements set forth in the related Pooling and Servicing Agreement or other agreement providing for such transfer. As specified in the related Prospectus Supplement, such transfer may be funded by the establishment of a Prefunding Account (a "Prefunding Account"). If a Prefunding Account is established, all or a portion of the proceeds of the sale of one or more Classes of Certificates of the related Series will be deposited in such account to be released as additional Primary Assets are transferred. Unless otherwise specified in the related Prospectus Supplement, a Prefunding Account will be required to be maintained as an Eligible Account. The related Pooling and Servicing Agreement or other agreement providing for the transfer of additional Primary Assets will generally establish a specified period of time within which such transfers must be made. Unless otherwise specified in the related Prospectus Supplement, amounts set aside to fund such transfers (whether in a Prefunding Account or otherwise) and not so applied within the required period of time will be deemed to be principal prepayments and applied in the manner set forth in such Prospectus Supplement.

                                  THE DEPOSITOR

      Block Mortgage Finance, Inc., a Delaware corporation, was incorporated in October, 1996 for the limited purpose of acquiring, owning and transferring the Primary Assets and selling interests therein secured thereby. The Depositor is a wholly owned subsidiary of the Seller. The principal executive offices of the Depositor are located at 4435 Main Street, Suite 500, Kansas City, Missouri 64111. Its telephone number is (816) 751-6090.

      Neither the Depositor nor any of the Depositor's affiliates will insure or guarantee distributions on the Certificates of any Series, unless otherwise set forth in the related Prospectus Supplement.

                                   THE SELLER

      Companion Mortgage Corporation, a Delaware corporation, is a wholly owned subsidiary of the Master Servicer. Its sole business activity consists of purchasing, investing in and selling Mortgage Loans. Seller's principal executive offices are located at 4435 Main Street, Suite 500, Kansas City, Missouri 64111. Its telephone number is 816-751-6000.

      The Seller is licensed, to the extent required, to purchase, invest in and sell Mortgage Loans in the states in which the Mortgaged Properties are located. The Seller will sell and assign the Mortgage Loans to the Depositor pursuant to the Purchase and Sale Agreement. Each Mortgage Loan will be serviced by the Master Servicer. The Master Servicer will be entitled to receive the Servicing Fees and certain other servicing compensation. Neither the Master Servicer or the Seller nor any of their affiliates will insure or guarantee the Certificates. The Certificates are not insured or guaranteed by any governmental agency.

                               THE MASTER SERVICER

      The Master Servicer is an indirect wholly owned subsidiary of H&R Block, Inc. ("Block"). The Master Servicer and its subsidiaries are engaged in various financial and computer technology businesses, including consumer finance, commercial finance, electronically delivered financial services and personal productivity computer software products. Block is a diversified services company engaged primarily in income tax return preparation services, financial services and computer-based information and communications services.


                                 USE OF PROCEEDS

      The Depositor will apply all or substantially all of the net proceeds from the sale of each Series of Certificates for one or more of the following purposes: (i) to purchase the related Mortgage Loans, (ii) to repay indebtedness which has been incurred to obtain funds to acquire such Mortgage Loans, (iii) to establish any Reserve Funds described in the related Prospectus Supplement and
(iv) to pay costs of structuring and issuing such Certificates, including the costs of obtaining credit enhancements, if any. If so specified in the related Prospectus Supplement, the purchase of the Mortgage Loans for a Series may be effected by an exchange of Certificates with the Seller for such Mortgage Loans.

                            THE MORTGAGE LOAN PROGRAM

      Unless otherwise specified in the related prospectus supplement, Seller will acquire the Mortgage Loans either from National Consumer Services Corp., L.L.C. ("NCS") or NF Investments, Inc. ("NFI") pursuant to wholesale or correspondent lending programs or from Block Mortgage Company, L.L.C. ("BMC") pursuant to a retail lending program through which BMC originates Mortgage Loans through a loan underwriting and processing arrangement with NCS.

National Consumer Services Corp., L.L.C.

      NCS was formed in September 1995 to originate nonconforming Mortgage Loans through a broker network and to underwrite, process and purchase nonconforming Mortgage Loans originated through mortgage lenders owned by franchisees of H&R Block Tax Services, Inc. ("HRB Tax Services"), an indirect wholly owned subsidiary of Block. NCS began originating broker loans in November 1995 and began in

January 1996 underwriting, processing and purchasing Mortgage Loans originated by mortgage loan companies owned by franchisees of HRB Tax Services.

      NCS primarily originates closed-end, fixed-rate mortgages targeted primarily at B and C credit quality customers, although NCS's Mortgage Loan program also competes for A credit quality customers.
NCS acquires Mortgage Loans through the following means:

      * Wholesale originations through a network of approximately 225 brokers located in 8 states. These brokers are managed by an in-house sales force of approximately 15 sales representatives.

      * Correspondent lender programs through approximately 20 lenders located in 6 states.


      * Retail originations through mortgage loan companies owned by franchisees of HRB Tax Services.

      * Bulk purchases from other lenders identified by state sales representatives.

NF Investments, Inc.

      NFI was formed in March 1986 under the name National Mortgage Investments Co., Inc. In October 1995, NFI changed its name to NF Investments, Inc. From inception until October 2, 1995, NFI engaged in the business of originating, selling and servicing mortgage loans secured by liens on one-to-four-family residential properties and had become one of the leading mortgage banking firms in Atlanta, Georgia.

      On October 2, 1995, NFI sold its conforming mortgage loan origination business to The Dime Savings Bank of New York, FSB. NFI retained the rights to offer second mortgages and nonconforming first mortgages and retained its servicing business. Since the sale of its conforming mortgage loan origination business, NFI has focused primarily on servicing residential mortgage loans and originating nonconforming residential mortgage loans. NFI originates primarily adjustable-rate first mortgages for A and B credit quality borrowers. NFI obtains Mortgage Loans through a network of approximately 150 brokers in 10 states.

Block Mortgage Company, L.L.C.

      BMC is a mortgage loan lender that was formed in August 1995 by Bay Colony, Ltd. ("Bay Colony"), a former franchisee of HRB Tax Services. In June 1996, Block acquired Bay Colony and BMC. NCS underwrites and processes all mortgage loans originated by BMC utilizing the same underwriting criteria and procedures utilized by NCS for Mortgage Loans originated by NCS. Mortgage Loans originated by BMC are purchased by the Seller.

Mortgage Loans

      The Mortgage Loans consist primarily of purchase money loans, refinancings and home equity borrowings. The Mortgage Loans are originated through retail, wholesale and correspondent lending programs conducted through NCS, NFI and BMC. Mortgage Loans originated through retail programs ("Retail Loans") are originated through H&R Block tax preparation offices by BMC or mortgage lenders owned by franchisees of HRB Tax Services. All Retail Loans are underwritten by NCS pursuant to loan underwriting and processing arrangements between NCS and the applicable mortgage lenders. Mortgage Loans originated through wholesale programs ("Wholesale Loans") are generally originated through mortgage brokers eligible to refer Mortgage Loan applications to NCS or NFI. Wholesale Loans are generally underwritten by NCS or NFI, processed primarily by the mortgage broker and closed by NCS or NFI in its name. Mortgage Loans acquired pursuant to correspondent programs ("Correspondent Loans") are purchased from approved correspondent lenders in negotiated transactions. Correspondent Loans generally are closed in the name of the applicable correspondent lenders and are subsequently sold and ultimately assigned to the Seller. Correspondent lenders are generally required to follow the Seller's loan underwriting policies, as described below, with respect to Correspondent Loans.

Underwriting Procedures

      The underwriting procedures pertaining to the Mortgage Loans evaluate the prospective mortgagor's credit standing and ability to repay the Mortgage Loan, as well as the value and adequacy of the underlying Mortgaged Property that serves as collateral for the Mortgage Loan.

      All Mortgage Loan applications received by NCS or NFI (NCS and NFI may hereinafter be referred to as a "Mortgage Loan Underwriter") are subject to a credit investigation. As part of such investigation, the Mortgage Loan Underwriter (i) reviews at least two independent credit bureau reports (which may consist of a merged report), (ii) obtains verification of income and employment, which generally includes at least one current pay stub, and either the borrower's most recent W-2 form or verification of employment (verbal or written), (iii) conducts a title search and (iv) obtains an independent appraisal of the property, as described further below. In addition, in the case of a junior Mortgage Loan, the Mortgage Loan Underwriter may obtain a written or telephone verification of the current principal balance and payment history for the mortgage loan secured by the Senior Lien.

      After the investigation is completed, the Mortgage Loan Underwriter decides whether to accept or reject the loan application and assigns a loan class based upon the borrower's credit history and ability to repay the loan. Generally, borrowers must have a debt-to-income ratio not greater than 55%. For purposes of this calculation, "debt" is defined as the sum of all deed of trust or mortgage payments, including escrow payments for hazard insurance premiums, real estate taxes, mortgage insurance premiums and any owner's a ssociation dues, plus payments on any installment debt, and alimony or child support payments and "income" is defined as stable monthly gross income from the borrower's primary source of employment plus acceptable secondary income.

      The Seller generally has not acquired first-priority Mortgage Loans when the Combined Loan-to-Value Ratio exceeded 90% and generally has not acquired junior Mortgage Loans when the Combined Loan-to-Value Ratio has exceeded 90%, except in connection with its "High LTV" program, under which the Seller has acquired Mortgage Loans with Combined Loan-to-Value Ratios of up to 125%. Under the High LTV program, certain borrowers with high credit ratings have been permitted to borrow: (i) varying amounts under Mortgage Loans with Combined Loan-to-Value Ratios not exceeding 100%, or (ii) up to an amount (at least 40% of which is for home improvement) generally not exceeding $25,000 under Mortgage Loans with Combined Loan-to-Value Ratios not exceeding 125%. Borrowers under the High LTV program must also meet minimum credit score levels to qualify. A

Mortgage Loan Underwriter's determination of an acceptable Combined Loan-to-Value Ratio for a particular Mortgage Loan application is based on the quality, condition and appreciation history of the related Mortgaged Property and prospective market conditions with regard to such Mortgaged Property. If the related Mortgaged Property constitutes rural property, the Combined Loan-to-Value Ratio will not exceed 80%.

      Certain Mortgage Loans may be acquired under the Seller's No Income Verification ("NIV") program. To qualify for the NIV program, a borrower generally must have a debt-to-income ratio of no greater than 45% and a Combined Loan-to-Value Ratio of no greater than 85%. The credit investigation of an applicant for a loan under the NIV program is generally the same as described above except that the income of the borrower will not be verified.

      An appraisal satisfying either FNMA/FHLMC or state guidelines is required for all Mortgage Loans acquired by the Seller, except for the High LTV program where the stronger credit quality of the borrowers warrant a more limited appraisal. In addition to the appraisal evaluation which each Mortgaged Property undergoes, the Underwriter has established a system for conducting periodic reviews of each appraiser using internal and third party appraisers.

Terms

      The Mortgage Loans include fixed- and variable-rate, closed-end Mortgage Loans. The fixed-rate Mortgage Loans are predominantly simple interest Mortgage Loans that provide for the amortization of the amount financed under the Mortgage Loan over a series of equal Monthly Payments. Each Monthly Payment includes an installment of interest that is calculated on the basis of the outstanding principal balance of the Mortgage Loan multiplied by the stated Mortgage Interest Rate and further multiplied by a fraction, of which the numerator is the number of days in the period elapsed since the preceding payment of interest was made and the denominator is the number of days in the annual period for which interest accrues on such Mortgage Loan. As payments are received under a simple interest Mortgage Loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a simple interest Mortgage Loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. The fixed-rate Mortgage Loans acquired by the Seller typically have original terms to maturity ranging from 180 to 360 months and, except for balloon Mortgage Loans, provide for Monthly Payments of principal and interest in substantially equal installments for the contractual term of the related Note in sufficient amounts to fully amortize the principal thereof by maturity. Generally, the fixed-rate balloon Mortgage Loans will have an amortization schedule based upon a 360-month term and have a term to maturity of 180 months.

      The variable-rate Mortgage Loans are either simple interest Mortgage Loans which amortize over 180 to 360 months as explained above, or loans that amortize over 180 to 360 months with the monthly principal and interest amounts computed as of the first of the month, regardless of when the Monthly Payment is actually received. The variable rate loans are indexed to short term base rates (such as 30 day LIBOR) and may adjust every six to 12 months.

      Payments on the Mortgage Loans in the form of late payment charges, or other miscellaneous administrative charges, to the extent collected from borrowers, will be retained by the Master Servicer as additional servicing compensation.

      Unless specified in the related Prospectus Supplement, none of the Mortgage Loans will be insured by the Federal Housing Administration, guaranteed by the Veterans Administration or otherwise insured or guaranteed in any manner (except in some cases for title and hazard insurance, which insurance is required to be obtained by the borrower).

Servicing

      The Master Servicer has established policies for servicing Mortgage Loans. The Master Servicer retains the right to service the Mortgage Loans and will generally assign subservicing rights to servicers (including NFI) who are FNMA/FHLMC approved servicers. Servicing includes but is not limited to customer service, collections and loss mitigation, remittance processing, investor reporting, foreclosure and REO.

      The Master Servicer or its subservicers (collectively, "Servicer") utilize an on-line real-time servicing system. It provides payment processing and cashiering functions, automated payoff statements, on-line collections, hazard insurance and tax monitoring, and a full range of investor reporting requirements for both fix-rate and adjustable-rate loans. The servicing standards applied by the Master Servicer or the Servicer shall be comparable to those used in the industry as a whole for assets similar to the Primary Assets.

      The Pooling and Servicing Agreements which govern the distribution of a cash flows within the REMIC Trusts may require that the Master Servicer advance interest and principal on any delinquent Mortgage Loan until satisfaction of the Note, liquidation of the Mortgaged Property or charge-off of the Mortgage Loan to the extent the Master Servicer deems such Advances of interest and principal to be ultimately recoverable. Realized losses on Mortgage Loans are paid out of the related Reserve Account, Spread Account, Overcollateralization Account, or similar account or, if necessary, from the related monoline insurance company to the extent such coverage exists and is otherwise disclosed in the related Prospectus Supplement.

      Once a Mortgage Loan becomes 30 days delinquent, the Servicer takes additional steps to evaluate the borrower's ability to repay the Mortgage Loan and may also inspect the Mortgaged Property. Collection activity on accounts 60 days delinquent typically emphasize curing the delinquency, including the use of formal forbearance, refinance and voluntary liquidation, and other means directed at curing the delinquency. Depending on the circumstances surrounding the delinquent account, a temporary suspension of payments or a repayment plan to return the account to an up-to-date status may be authorized by the collection supervisor. In any event, it is the Master Servicer's policy to work with the delinquent customer to resolve the past due balance before legal action is initiated.

      In most cases, accounts that cannot be cured by reasonable means will be moved to foreclosure as soon as all legal documentation permits. Foreclosures are initiated by the collections manager after performing a pre-foreclosure loan analysis and require the approval of the Master Servicer. When foreclosure proceedings are initiated, a third-party appraiser inspects the Mortgaged Property, completes a drive-by evaluation and obtains comparable sales prices and listings in the area. In addition, the Servicer checks the status of the homeowner's insurance, Senior Liens, and property taxes. Subject to applicable state law, all legal expenses are assessed to the account and become the responsibility of the borrower.

      The Servicer may not foreclose on the property securing a junior Mortgage Loan unless it forecloses subject to all Senior Liens, in which case the Trust generally will pay the entire amount due on any Senior Liens to the senior mortgagee at or prior to the foreclosure sale. If any senior mortgage loan is in default after the Servicer has initiated its foreclosure action, the Servicer may advance funds to keep such senior mortgage loan current until such time as the Trust satisfies such senior mortgage loan. Such amounts are added to the balance of the Mortgage Loan. In the event that foreclosure proceedings have been instituted on any senior mortgage prior to the initiation of the Servicer's foreclosure action, the Servicer will either cause the Trust to satisfy the senior mortgage loan at the time of the foreclosure sale or take other action to protect the Trust's interest in the related Mortgaged Property.

Delinquency and Loss Experience

      The related Prospectus Supplement will set forth information relating to the delinquency and loan loss experience for mortgage loans serviced by the subservicer named in the related Prospectus Supplement (which may include mortgage loans owned by the Seller). The data presented is unlikely to be indicative of the delinquency and loss experience that will be experienced on the mortgage loans in a specific Trust, in light of the fact that such portfolio may include Mortgage Loans which were originated by different originators under different underwriting standards and which have a different geographic distribution from the Mortgage Loans in a Mortgage Pool for a specific Trust. In addition, the portfolio of mortgage loans serviced by the subservicer may include mortgage loans with a variety of payment and other characteristics which may not correspond to those of the Mortgage Loans in a specific Mortgage Pool. There is no assurance that future delinquency or loss experience of the related Mortgage Loans will be similar to that set forth in the related Prospectus Supplement.

                      DESCRIPTION OF THE CERTIFICATES

General

      The following summary describes certain terms of the Certificates, common to each Pooling and Servicing Agreement. A form of the Pooling and Servicing Agreement has been filed as an Exhibit to the Registration Statement of which this Prospectus forms a part. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Certificates, the Pooling and Servicing Agreement and the related Prospectus Supplement. Where particular provisions or terms used in any of such documents are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

      The Certificates will represent beneficial interests in the assets of the related Trust, including (i) the Primary Assets and all proceeds thereof, (ii) REO Property, (iii) amounts on deposit in the funds and accounts established with respect to the related Trust, including all investments of amounts on deposit therein, and (iv) certain other property, as described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, one or more Classes of Certificates of a Series may have the benefit of one or more of a letter of credit, financial guaranty insurance policy, reserve fund, spread account, cash collateral account, overcollateralization, cross-collateralization or other form of credit enhancement. If so specified in the related Prospectus Supplement, the Primary Assets underlying a Series of Certificates may be insured under one or more of a mortgage pool insurance policy, special hazard insurance policy, bankruptcy bond or similar credit enhancement. In addition to, or in lieu of any or all of the foregoing, credit enhancement with respect to one or more Classes of Certificates of a Series may be provided through Subordination. Any such credit enhancement may be included in the assets of the related Trust. See "--Description of Credit Enhancement" herein.

      A Series of Certificates may include one or more Classes entitled to distributions of principal and disproportionate, nominal or no interest distributions or distributions of interest and disproportionate, nominal or no principal distributions. The principal amount of any Certificate may be zero or may be a notional amount as specified in the related Prospectus Supplement. A Class of Certificates of a Series entitled to payments of interest may receive interest at a specified rate (a "Certificate Interest Rate") which may be fixed, variable or adjustable and may differ from other Classes of the same Series, may receive interest based on the weighted average Mortgage Interest Rate on the related Mortgage Loans, or may receive interest as otherwise determined, all as described in the related Prospectus Supplement. One or more Classes of a Series may be Certificates upon which interest will accrue but not be currently paid until certain other Classes have received principal payments due to them in full or until the occurrence of certain events, as set forth in the related Prospectus Supplement. One or more Classes of Certificates of a Series may be entitled to receive principal payments pursuant to a planned amortization schedule or may be entitled to receive interest payments based on a notional principal amount which reduces in accordance with a planned amortization schedule. A Series may also include one or more Classes of Certificates entitled to payments derived from a specified group or groups of Primary Assets held by the related Trust. The rights of one or more Classes of Certificates may be senior or subordinate to the rights of one or more of the other Classes of Certificates. A Series may include two or more Classes of Certificates which differ as to the timing, sequential order, priority of payment or amount of distributions of principal or interest or both.

      Each Class of Certificates of a Series will be issued in the denominations specified in the related Prospectus Supplement. Each Certificate will represent a percentage interest (a "Percentage Interest") in the

Certificates of the respective Class, determined by dividing the original principal balance (or Notional Principal Amount, in the case of certain Certificates entitled to receive interest only) represented by such Certificate by the original principal balance (or Notional Principal Amount) of such Class. The related Prospectus Supplement will set forth the amount or method of calculating the Notional Principal Amount with respect to any Certificate.

      One or more Classes of Certificates of a Series may be issuable in the form of fully registered definitive certificates or, if so specified in the related Prospectus Supplement, one or more Classes of Certificates of a Series (the "Book-Entry Certificates") may initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificateholders may also hold Certificates of a Series through CEDEL or Euroclear (in Europe), if they are participants in such systems or indirectly through organizations that are participants in such systems. Certificates representing the Book-Entry Certificates will be issued in definitive form only under the limited circumstances described herein and in the related Prospectus Supplement. With respect to Book-Entry Certificates, all references herein to "holders" of

Certificates shall reflect the rights of owners ("Owners") of the Book-Entry Certificates, as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "--Registration of Certificates" herein.

      Unless otherwise specified in the related Prospectus Supplement, on each Distribution Date there shall be paid to each person in whose name a Certificate is registered on the related Record Date (which in case of the Book-Entry Certificates initially will be only Cede, as nominee of DTC), the portion of the aggregate payment to be made to holders of such Class to which such holder is entitled, if any, based on the Percentage Interest, held by such holder of such Class.

Interest

      Unless otherwise specified in the related Prospectus Supplement, interest will accrue on each Class of Certificates of a Series (other than a Class of Certificates entitled to receive only principal) during each period specified in the related Prospectus Supplement (each, an "Accrual Period") at the Certificate Interest Rate for such Class specified in the related Prospectus Supplement. Interest accrued on each Class of Certificates at the applicable Certificate Interest Rate during each Accrual Period will be paid, to the extent monies are available therefor, on each Distribution Date, commencing on the day specified in the related Prospectus Supplement and will be distributed in the manner specified in such Prospectus Supplement, except for any Class of Certificates ("Accrual Certificates") on which interest is to accrue and not be paid until the principal of certain other Classes has been paid in full or the occurrence of certain events as specified in such Prospectus Supplement. If so described in the related Prospectus Supplement, interest that has accrued but is not yet payable on any Accrual Certificates will be added to the principal balance thereof on each Distribution Date and will thereafter bear interest at the applicable Certificate Interest Rate. Payments of interest with respect to any Class of Certificates entitled to receive interest only or a disproportionate amount of interest and principal will be paid in the manner set forth in the related Prospectus Supplement. Payments of interest (or accruals of interest, in the case of Accrual Certificates) with respect to any Series of Certificates or one or more Classes of Certificates of such Series, may be reduced to the extent of interest shortfalls not covered by Advances, if any, or by any applicable credit enhancement.

Indices Applicable to Floating Rate and Inverse Floating Rate Classes

LIBOR

      Unless otherwise specified in the related Prospectus Supplement, on the

LIBOR Determination Date (as such term is defined in the related Prospectus Supplement) for each class of Certificates of a Series as to which the applicable interest rate is determined by reference to an index denominated as LIBOR, the Person designated in the related Pooling and Servicing Agreement (the "Calculation Agent") will determine LIBOR by reference to the quotations, as set forth on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association, Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), offered by the principal London office of each of the designated reference banks meeting the criteria set forth herein (the "Reference Banks") for making one-month United States dollar deposits in leading banks in the London Interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date. In lieu of relying on the quotations for those Reference Banks that appear at such time on the Reuters Screen LIBO Page, the Calculation Agent will request each of the Reference Banks to provide such offered quotations at such time.

      LIBOR will be established by the Calculation Agent on each LIBOR Determination Date as follows:

            (a) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

            (b) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period (as such term is defined in the related Prospectus Supplement) shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Calculation Agent determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Calculation Agent are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Calculation Agent being so made, or (ii) in the event that the Calculation Agent can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Calculation Agent are quoting on such LIBOR Determination Date to leading European banks.

            (c) If on any LIBOR Determination Date for a Class specified in the related Prospectus Supplement, the Calculation Agent is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the next Interest Accrual Period shall be LIBOR as determined on the preceding LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, LIBOR shall be deemed to be the per annum rate specified as such in the related Prospectus Supplement.

      Each Reference Bank (i) shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market; (ii) shall not control, be controlled by, or be under common control with the Calculation Agent; and (iii) shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if appointment of any such Reference Bank is terminated, another leading bank meeting the criteria specified above will be appointed.

      The establishment of LIBOR on each LIBOR Determination Date by the Calculation Agent and its calculation of the rate of interest for the applicable classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

COFI

      The Eleventh District Cost of Funds Index is designed to represent the monthly weighted average cost of funds for savings institutions in Arizona, California and Nevada that are member institutions of the Eleventh Federal Home Loan Bank District (the "Eleventh District"). The Eleventh District Cost of Funds Index for a particular month reflects the interest costs paid on all types of funds held by Eleventh District member institutions and is calculated by dividing the cost of funds by the average of the total amount of those funds outstanding at the end of that month and of the prior month and annualizing and adjusting the result to reflect the actual number of days in the particular month. If necessary, before these calculations are made, the component figures are adjusted by the Federal Home Loan Bank of San Francisco ("FHLBSF") to neutralize the effect of events such as member institutions leaving the Eleventh District or acquiring institutions outside the Eleventh District. The Eleventh District Cost of Funds Index is weighted to reflect the relative amount of each type of funds held at the end of the relevant month. The major components of funds of Eleventh District member institutions are: (i) savings deposits, (ii) time deposits, (iii) FHLBSF advances, (iv) repurchase agreements and (v) all other borrowings. Because the component funds represent a variety of maturities whose costs may react in different ways to changing conditions, the Eleventh District Cost of Funds Index does not necessarily reflect current market rates.

      A number of factors affect the performance of the Eleventh District Cost of Funds Index, which may cause it to move in a manner different from indices tied to specific interest rates, such as United States Treasury bills or LIBOR. Because the liabilities upon which the Eleventh District Cost of Funds Index is based were issued at various times under various market conditions and with various maturities, the Eleventh District Cost of Funds Index may not necessarily reflect the prevailing market interest rates on new liabilities of similar maturities. Moreover, as stated above, the Eleventh District Cost of Funds Index is designed to represent the average cost of funds for Eleventh District savings institutions for the month prior to the month in which it its due to be published. Additionally, the Eleventh District Cost of Funds Index may not necessarily move in the same direction as market interest rates at all times, since as longer term deposits or borrowings mature and are renewed at prevailing market interest rates, the Eleventh District Cost of Funds Index is influenced by the differential between the prior and the new rates on those deposits or borrowings. In addition, movements of the Eleventh District Cost of Funds Index, as compared to other indices tied to specific interest rates, may be affected by changes instituted by the FHLBSF in the method used to calculate the Eleventh District Cost of Funds Index.

      The FHLBSF publishes the Eleventh District Cost of Funds Index in its monthly Information Bulletin. Any individual may request regular receipt by mail of Information Bulletins by writing the Federal Home Loan Bank of San Francisco, P.O. Box 7948, 600 California Street, San Francisco, California 94120, or by calling (415) 616-1000. The Eleventh District Cost of Funds Index may also be obtained by calling the FHLBSF at (415) 616-2600.

      The FHLBSF has stated in its Information Bulletin that the Eleventh District Cost of Funds Index for a month "will be announced on or near the last working day" of the following month and also has stated that it "cannot guarantee the announcement" of such index on an exact date. So long as such index for a month is announced on or before the tenth day of the second following month, the interest rate for each Class of Certificates of a Series as to which the applicable interest rate is determined by reference to an index denominated as COFI (each, a Class of "COFI Certificates") for the Interest Accrual Period commencing in such second following month will be based on the Eleventh District Cost of Funds Index for the second preceding month. If publication is delayed beyond such tenth day, such interest rate will be based on the Eleventh District Cost of Funds Index for the third preceding month.

      Unless otherwise specified in the related Prospectus Supplement, if on the tenth day of the month in which any Interest Accrual Period commences for a Class of COFI Certificates the most recently published Eleventh District Cost of Funds Index relates to a month prior to the third preceding month, the index for such current Interest Accrual Period and for each succeeding Interest Accrual Period will, except as described in the next to last sentence of this paragraph, be based on the National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions (the "National Cost of Funds Index") published by the Office of Thrift Supervision (the "OTS") for the third preceding month (or the fourth preceding month if the National Cost of Funds Index for the third preceding month has not been published on such tenth day of an Interest Accrual Period). Information on the National Cost of Funds Index may be obtained by writing the OTS at 1700 G Street, N.W., Washington, D.C. 20552 or calling (202) 906-6677, and the current National Cost of Funds Index may be obtained by calling (202) 906-6988. If on any such tenth day of the month in which an Interest Accrual Period commences the most recently published National Cost of Funds Index relates to a month prior to the fourth preceding month, the applicable index for such Interest Accrual Period and each succeeding Interest Accrual Period will be based on LIBOR, as determined by the Calculation Agent in accordance with the

Pooling and Servicing Agreement relating to such Series of Certificates. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level, and, particularly if LIBOR is the alternative index, could increase its volatility.

      The establishment of COFI by the Calculation Agent and its calculation of the rates of interest for the applicable Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

Treasury Index

      Unless otherwise specified in the related Prospectus Supplement, on the Treasury Index Determination Date (as such term is defined in the related Prospectus Supplement) for each Class of Certificates of a Series as to which the applicable interest rate is determined by reference to an index denominated as a Treasury Index, the Calculation Agent will ascertain the Treasury Index for Treasury securities of the maturity and for the period (or, if applicable, date) specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Treasury Index for any period means the average of the yield for each business day during the period specified therein (and for any date means the yield for such date), expressed as a per annum percentage rate, on (i) U.S. Treasury securities adjusted to the "constant maturity" (as further described below) specified in such Prospectus Supplement or (ii) if no "constant maturity" is so specified, U.S. Treasury securities trading on the secondary market having the maturity specified in such Prospectus Supplement, in each case as published by the Federal Reserve Board in its Statistical Release No. H.15(519). Statistical Release No. H.15(519) is published on Monday or Tuesday of each week and may be obtained by writing or calling the Publications Department at the Board of Governors of the Federal Reserve System, 21st and C Streets, Washington, D.C. 20551, (202) 452-3244. If the Calculation Agent has not yet received Statistical Release No. H.15(519) for such week, then it will use such Statistical Release from the immediately preceding week.

      Yields on U.S. Treasury securities at "constant maturity" are derived from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. Government securities dealers to the Federal Reserve Bank of New York. This method provides a yield for a given maturity even if no security with that exact maturity is outstanding. In the event that the Treasury Index is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Pooling and Servicing Agreement relating to the particular Series of Certificates. The Calculation Agent's determination of the Treasury Index, and its calculation of the rates of interest for the applicable Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.







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

Prime Rate

      Unless otherwise specified in the related Prospectus Supplement, on the Prime Rate Determination Date (as such term is defined in the related Prospectus Supplement) for each Class of Certificates of a Series as to which the applicable interest rate is determined by reference to an index denominated as the Prime Rate, the Calculation Agent will ascertain the Prime Rate for the related Interest Accrual Period. Unless otherwise specified in the related Prospectus Supplement, the "Prime Rate" for an Interest Accrual Period will be the "prime rate" as published in the "Money Rates" section of The Wall Street Journal (or if not so published, the "prime rate" as published in a newspaper of general circulation selected by the Calculation Agent in its sole discretion) on the related Prime Rate Determination Date. If a prime rate range is given, then the average of such range will be used. In the event that the "prime rate" is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Pooling and Servicing Agreement relating to the particular Series of Certificates. The Calculation Agent's determination of the Prime Rate and its calculation of the rates of interest for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

Principal

      On each Distribution Date, commencing with the Distribution Date specified in the related Prospectus Supplement, principal with respect to the related Mortgage Loans during the period specified in the related Prospectus Supplement (each such period, a "Due Period") will be paid to holders of the Certificates of the related Series (other than a Class of Certificates of such Series entitled to receive interest only) in the priority, manner and amount specified in such Prospectus Supplement, to the extent funds are available therefor. Unless otherwise specified in the related Prospectus Supplement, such principal payments will generally include to the extent of funds available (i) the principal portion of all scheduled payments ("Monthly Payments") on the related Mortgage Loans during the related Due Period, (ii) any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") and in part ("Curtailments") received during the related Due Period or such other period (each, a "Prepayment Period") specified in the related Prospectus Supplement,
(iii) the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property or a REO Property net of any amounts applied to the repair of the Mortgaged Property or released to the Mortgagor and net of reimbursable expenses ("Insurance Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) net proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with any partial release of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) the principal portion of all amounts paid by the Seller in connection with the purchase of a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the related Purchase and Sale Agreement and (v) the principal balance of each defaulted Mortgage Loan or REO Property as to which the Master Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan"), to the extent not included in the amounts described in clauses (i) through (iv) above. Payments of principal with respect to a Series of Certificates or one or more Classes of such Series may be reduced to the extent of delinquencies or losses not covered by Advances or any applicable credit enhancement.

Reports to Holders

      On each Distribution Date, there will be forwarded to each holder a statement prepared by the Trustee setting forth, among other things, the information as to such Distribution Date required by the related Pooling and Servicing Agreement, which generally will include, except as otherwise provided therein or the related Prospectus Supplement, if applicable:

            (i) the Available Payment Amount (and any portion of the Available Payment Amount that has been deposited in the Distribution Account but may not be withdrawn therefrom pursuant to an order of a court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code);

            (ii) the principal balance of each Class of Certificates as reported in the report for the immediately preceding Distribution Date, or, with respect to the first Distribution Date for a Series of Certificates, the Original Principal Balance of such Class;

            (iii) the principal portion of all Monthly Payments received during the related Due Period;

            (iv) the amount of interest received on the Primary Assets during the related Due Period;

            (v) the aggregate amount of the Advances, if any, to be made with respect to the Distribution Date;

            (vi) certain delinquency and foreclosure information as described more fully in the related Pooling and Servicing Agreement, and the amount of Mortgage Loan Losses during the related Due Period;

            (vii) the amount of interest and principal due to the holders of each Class of Certificates of such Series on such Distribution Date;

            (viii) the amount then available in any Spread Account, Reserve Account or Prefunding Account;


            (ix) the amount of the payments, if any, to be made from any credit enhancement on the Distribution Date;

            (x) the amount to be distributed on the Distribution Date to the holders of any subordinated or residual Certificates issued pursuant to the related Pooling and Servicing Agreement and not otherwise offered pursuant to this Prospectus or the related Prospectus Supplement;

            (xi) the principal balance of each Class of Certificates of such Series after giving effect to the payments to be made on the Distribution Date;

            (xii) with respect to the Trust, the weighted average maturity and the weighted average Mortgage Interest Rate of the Primary Assets as of the last day of the related Due Period;

            (xiii) the amount of all payments or reimbursements to the Master Servicer for accrued unpaid Servicing Fees, unreimbursed Advances, and interest in respect of Permitted Instruments or funds on deposit in the Collection Account and certain other amounts during the related Due Period;

            (xiv) the Pool Principal Balance as of the immediately preceding Distribution Date, the Pool Principal Balance after giving effect to payments received and Mortgage Loan Losses incurred during the related Due Period and the ratio of the Pool Principal Balance to the Original Pool Principal Balance. As of any Distribution Date, the "Pool Principal Balance" equals the aggregate outstanding principal balance of all Primary Assets, together with all amounts in any Prefunding Account not otherwise distributed pursuant to the terms of the Pooling and Servicing Agreement, as reduced by the aggregate Mortgage Loan Losses, at the end of the related Due Period;

            (xv) certain information with respect to the funding, availability and release of monies from any Spread Account, Reserve Account or Prefunding Account;

            (xvi) the number of Primary Assets outstanding at the beginning and at the end of the related Due Period;

            (xvii) the amounts that are reimbursable to the Master Servicer, the Trustee or the Depositor, as appropriate; and

            (xviii) such other information as the Depositor reasonably determines to be necessary or appropriate.


Description of Credit Enhancement

      To the extent specified in the related Prospectus Supplement, credit enhancement for one or more Classes of a Series of Certificates may be provided by one or more of a letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, bankruptcy bond, reserve fund, spread account, cash collateral account, overcollateralization, cross-collateralization subordination or other type of credit enhancement to cover one or more risks with respect to the Primary Assets or the Certificates, as specified in the related Prospectus Supplement. Credit enhancement may also be provided by subordination of one or more Classes of Certificates of a Series to one or more other Classes of Certificates of such Series. Any credit enhancement will be limited in amount and scope of coverage. Unless otherwise specified in the related Prospectus Supplement, credit enhancement for a Series of Certificates will not be available for losses incurred with respect to any other Series of Certificates. To the extent credit enhancement for any Series of Certificates is exhausted, or losses are incurred which are not covered by such credit enhancement, the holders of the Certificates will bear all further risk of loss.

      The amounts and types of credit enhancement, as well as the provider thereof (the "Credit Provider"), if applicable, with respect to each Series of Certificates will be set forth in the related Prospectus Supplement. To the extent provided in the applicable Prospectus Supplement and the related Pooling and Servicing Agreement, any credit enhancement may be periodically modified, reduced or substituted, either as the aggregate principal balance of the Certificates decreases, upon the occurrence of certain events or otherwise. Unless otherwise specified in the related Prospectus Supplement, to the extent permitted by the applicable Rating Agencies and provided that the then current rating of the affected Certificates is not reduced or withdrawn as a result thereof, any credit enhancement may be cancelled, reduced or modified in amount or scope of coverage or both.

      The descriptions of credit enhancement arrangements included in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of governing documents, copies of which will be available upon request.

      Financial Guaranty Insurance Policy. If so specified in the related Prospectus Supplement, a financial guaranty insurance policy or surety bond (a "Certificate Insurance Policy") may be obtained and maintained for a Class or Series of Certificates. The issuer of the Certificate Insurance Policy (the "Insurer") will be described in the related Prospectus Supplement and a copy of the form of Certificate Insurance Policy will be filed with the related Form 8-K.

      Unless otherwise specified in the related Prospectus Supplement, a Certificate Insurance Policy will be unconditional and irrevocable and will guarantee to holders of the applicable Certificates that an amount equal to the full amount of distributions due to such holders will be received by the Trustee or its agent on behalf of such holders for distribution on each Distribution Date. The specific terms of any Certificate

Insurance Policy will be set forth in the related Prospectus Supplement. A Certificate Insurance Policy may have limitations and generally will not insure the obligation of the Seller to purchase or substitute for a defective Primary Asset and will not guarantee any specific rate of principal prepayments. Unless otherwise specified in the related Prospectus Supplement, the Insurer will be subrogated to the rights of each holder to the extent the Insurer makes payments under the Certificate Insurance Policy.

      Letter of Credit. If so specified in the related Prospectus Supplement, all or a component of credit enhancement for a Class or a Series of Certificates may be provided by a letter of credit (a "Letter of Credit") issued by a bank or other financial institution (a "Letter of Credit Issuer") identified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, each Letter of Credit will be irrevocable. A Letter of Credit may provide coverage with respect to one or more Classes of Certificates or the underlying Primary Assets or, if specified in the related Prospectus Supplement, may support a specified obligation or be provided in lieu of the funding with cash of a Reserve Account or Spread Account. The amount available, conditions to drawing, if any, and right to reimbursement with respect to a Letter of Credit will be specified in the related Prospectus Supplement. A Letter of Credit will expire on the date specified in the related Prospectus Supplement, unless earlier terminated or extended in accordance with its terms.

      Mortgage Pool Insurance Policy. If so specified in the related Prospectus Supplement, credit enhancement with respect to a Series of Certificates may be provided by a mortgage pool insurance policy (a "Pool Insurance Policy") issued by the insurer (a "Pool Insurer") specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, each Pool Insurance Policy will, subject to limitations described in such Prospectus Supplement, insure against losses due to defaults in the payment of principal or interest on the underlying Single Family Loans or Contracts up to the amount specified in such Prospectus Supplement (or in the related Form 8-K). The Pooling and Servicing Agreement with respect to any Series of Certificates for which a Pool Insurance Policy is provided will require the Master Servicer or other party specified therein to use reasonable efforts to maintain at the expense of the Trust the Pool Insurance Policy and to present claims to the Pool Insurer in the manner required thereby. No Pool Insurance Policy will be a blanket policy against loss and each such policy will be subject to the limitations and conditions precedent described in the related Prospectus Supplement.

      Special Hazard Insurance Policy. If so specified in the related Prospectus Supplement, credit enhancement with respect to a Series of Certificates may be provided in part by an insurance policy (a "Special Hazard Policy") covering losses due to physical damage to a Mortgaged Property other than a loss of the type covered by a standard hazard insurance policy or flood insurance policy or losses resulting from the application of co-insurance clauses contained in standard hazard insurance policies. The Prospectus Supplement relating to a Series of Certificates for which a Special Hazard Policy is provided will identify the issuer of such policy and any limitations on coverage. No Special Hazard Policy will cover extraordinary losses such as those due to war, civil insurrection, governmental action, errors in design or workmanship, chemical contamination or similar causes. Each Special Hazard Policy will contain an aggregate limit on claims specified in the related Prospectus Supplement. No claim will be paid under any Special Hazard Policy unless hazard insurance on the Mortgaged Property is in force and protection and preservation expenses have been paid.

      Spread Account and Reserve Account. If so specified in the related Prospectus Supplement, all or any component of credit enhancement for a Series of Certificates may be provided by a reserve account (a "Reserve Account") or a spread account (a "Spread Account"). A Reserve Account or Spread Account may be funded by a combination of cash, one or more letters of credit or one or more Permitted Instruments provided by the Depositor or other party identified in the related Prospectus Supplement, amounts otherwise distributable to one or more Classes of Certificates subordinated to one or more other Classes of Certificates or all or any portion of Excess Spread. If so specified in the related Prospectus Supplement, a Reserve





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

Account for a Series of Certificates may be funded in whole or in part on the applicable Closing Date. If so specified in the related Prospectus Supplement, cash deposited in a Reserve Account or a Spread Account may be withdrawn and replaced with one or more letters of credit or Permitted Instruments. A Reserve Account or Spread Account may be pledged or otherwise made available to a Credit Provider. If so specified in the related Prospectus Supplement, a Reserve Account or Spread Account may not be deemed part of the assets of the related Trust or the related REMIC or may be deemed to be pledged or provided by one or more of the Depositor, the holders of the Class of Certificates otherwise entitled to the amounts deposited in such account or such other party as is identified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, a Spread Account or Reserve Account may also include an account (a "Yield Supplement Account"). Funds on deposit in the Yield Supplement Account for any Series may be applied to supplement interest payable on the related Mortgage Loans if necessary to pay interest to holders of one or more Classes of Certificates of such Series at the applicable Certificate Interest Rate.

      Cash Collateral Account. If so specified in the related Prospectus Supplement, all or any portion of credit enhancement for a Series of Certificates may be provided by the establishment of a cash collateral account (a "Cash Collateral Account"). A Cash Collateral Account will be similar to a Reserve Account or Spread Account except that generally a Cash Collateral

Account is funded initially by a loan from a cash collateral lender (the "Cash Collateral Lender"), the proceeds of which are invested with the Cash Collateral Lender or other eligible institution. Unless otherwise specified in the related Prospectus Supplement, the Cash Collateral Account will be required to be maintained as an Eligible Account. The loan from the Cash Collateral Lender will be repaid from Excess Spread, if any, or such other amounts as are specified in the related Prospectus Supplement. Amounts on deposit in the Cash Collateral Account will be available in generally the same manner described above with respect to a Spread Account or Reserve Account. As specified in the related Prospectus Supplement, a Cash Collateral Account may be deemed to be part of the assets of the related Trust, may be deemed to be part of the assets of a separate cash collateral trust or may be deemed to be property of the party specified in the related Prospectus Supplement and pledged for the benefit of the holders of one or more Classes of Certificates of a Series.

      Subordination. If so specified in the related Prospectus Supplement, distributions of scheduled principal, Principal Prepayments, Curtailments, interest or any combination thereof otherwise payable to one or more Classes of Certificates of a Series ("Subordinated Certificates") may instead be payable to holders of one or more other Classes of Certificates of such Series ("Senior Certificates") under the circumstances and to the extent specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Mortgage Loans and losses on defaulted Mortgage Loans will be borne first by the various Classes of Subordinated Certificates and thereafter by the various Classes of Senior Certificates, in each case under the circumstances and subject to the limitations specified in such Prospectus Supplement. A Series of Certificates may include one or more Classes of Subordinate Certificates entitled to receive cash flows remaining after distributions are made to all other Classes designated as being senior thereto. Such right to receive payments will effectively be subordinate to the rights of holders of such senior designated Classes of Certificates. A Series may also include one or more Classes of Subordinate Certificates that will be allocated losses prior to any losses being allocated to Classes of Subordinate Certificates designated as being senior thereto. The aggregate losses in respect of defaulted Mortgage Loans which must be borne by the Subordinated Certificates by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Certificates that will be distributable to Senior Certificates on any Distribution Date may be limited as specified in the related Prospectus Supplement or the availability of subordination may otherwise be limited as specified in the related Prospectus Supplement. If losses or delinquencies were to exceed the amounts payable and available to holders of Subordinated Certificates of a Series or if such amounts were to exceed any limitation on the amount of subordination available, holders of Senior Certificates of such Series could experience losses.






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


      In addition, if so specified in the related Prospectus Supplement, amounts otherwise payable to holders of Subordinated Certificates on any Distribution Date may be deposited in a Reserve Account or Spread Account, as described above. Such deposits may be made on each Distribution Date, on each Distribution Date for a specified period or to the extent necessary to cause the balance in such account to reach or maintain a specified amount, as specified in the related Prospectus Supplement, and thereafter, amounts may be released from such Reserve Account or Spread Account in the amounts and under the circumstances specified in such Prospectus Supplement.

      Distributions may be allocated as among Classes of Senior Certificates and as among Classes of Subordinated Certificates in order of their final scheduled payment dates, in accordance with a schedule or formula or otherwise, as specified in the related Prospectus Supplement. As between Classes of Subordinated Certificates, payments to holders of Senior Certificates on account of delinquencies or losses and deposits to any Reserve Account or Spread Account will be allocated as specified in the related Prospectus Supplement. Principal Prepayments and Curtailments may be paid disproportionately to Classes of Senior Certificates pursuant to a "shifting interest" structure or otherwise, as specified in the related Prospectus Supplement.

      Overcollateralization. If specified in the Prospectus Supplement, subordination provisions of a Trust may be used to accelerate to a limited extent the amortization of one or more Classes of Certificates relative to the amortization of the related Primary Assets. The accelerated amortization is achieved by the application of certain excess interest to the payment of principal of one or more Classes of Certificates. This acceleration feature creates, with respect to the Primary Assets or groups thereof, overcollateralization which results from the excess of the aggregate principal balance of the related Primary Assets, or a group thereof, over the principal balance of the related Class of Certificates. Such acceleration may continue for the life of the related Certificates, or may be limited. In the case of limited acceleration, once the required level of overcollateralization is reached, and subject to certain provisions specified in the related Prospectus Supplement, such limited acceleration feature may cease, unless necessary to maintain the required level of overcollateralization.

      Cross-Collateralization. If specified in the related Prospectus Supplement, the beneficial ownership of separate groups of Primary Assets included in the Trust for a series may be evidenced by separate Classes of a related Series of Certificates. In such case, credit enhancement may be provided by a cross-support feature which may require that distributions be made with respect to Certificates evidencing beneficial ownership of one or more groups of Primary Assets prior to distribution to Subordinated Certificates evidencing a beneficial ownership interest in other groups of Primary Assets within the same Trust. The Prospectus Supplement for a Series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

Payment of Certain Expenses

      If so specified in the related Prospectus Supplement, in order to provide for the payment of the fees of the Credit Provider, if any, the Trustee may be required to establish a credit enhancement account and to deposit therein on the dates specified in the related Prospectus Supplement, from amounts on deposit in the Distribution Account, in the priority indicated, an amount that is sufficient to pay the premiums or fees due to the Credit Provider.

      Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement will provide for the payment to the Trustee from time to time of its fees and the reasonable expenses, disbursements and advances incurred or made by the Trustee from amounts on deposit in the Distribution Account.

Servicing Compensation

      As compensation for servicing and administering the Mortgage Loans, the Master Servicer is entitled to a fee in the amount specified in the related Prospectus Supplement (the "Servicing Fee"), payable from all or a portion of payments on the related Primary Assets, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and certain other collections on the related Primary Assets, as specified in the related Prospectus Supplement. In addition to the Servicing Fee, the Master Servicer will generally be entitled under the related Pooling and Servicing Agreement to retain as additional servicing compensation any assumption, modification and other administrative fees (including bad check charges, late payment fees and similar fees), the excess of any Net Liquidation Proceeds over the outstanding principal balance of a Liquidated Mortgage Loan, to the extent not otherwise required to be remitted to the Trustee for deposit into the Distribution Account, and interest paid on funds on deposit in the Collection Account.

Servicing Standards

      General Servicing Standards. The Master Servicer will agree to service the Mortgage Loans in accordance with the Pooling and Servicing Agreement and, in servicing and administering the Mortgage Loans, to employ or cause to be employed procedures, including collection, foreclosure and REO Property management procedures, and exercise the same care it customarily employs and exercises in servicing and administering assets similar to the Primary Assets for other third party portfolios or its own account, in accordance with accepted servicing practices of prudent servicing institutions that service assets similar to the Primary Assets and giving due consideration to the holders of the related Certificates, and any Credit Provider's interests. The interests of the holders of each Class of Certificates of any Series and the Credit Provider, if any, may differ with respect to servicing decisions which may affect the rate at which prepayments are received. No holder of a Certificate will have the right to make any decisions with respect to the underlying Primary Assets. The Master Servicer will have the right and obligation to make such decisions in accordance with its normal servicing procedures and the standards set forth in the related Pooling and Servicing Agreement, and, in certain cases, the consent or approval of the Credit Provider, if any, may be permitted or required.

      Hazard Insurance. The Master Servicer will exercise its best reasonable efforts to cause to be maintained fire and hazard insurance with extended coverage (sometimes referred to as "standard hazard insurance") customary in the area where the Mortgaged Property is located, to the extent required or permitted under the related Mortgage, in an amount which is at least equal to the lesser of (i) the outstanding Principal Balance owing on the Mortgage Loan plus the outstanding balances of each Senior Lien, if any, and (ii) the full insurable value of the premises securing the Mortgage Loan, but in no event less than the amount necessary to prevent the Mortgagor from becoming a coinsurer thereunder. Generally, if the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as Flood Zone "A", the Mortgage Note will require the Mortgagor to maintain a flood insurance policy with a generally acceptable insurance carrier in an amount representing coverage not less than that required under guidelines promulgated by the Federal National Mortgage Association. The Master Servicer will also be required to maintain on REO Property, to the extent such insurance is available at commercially reasonable rates, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Master Servicer determines that such insurance is necessary in accordance with accepted servicing practices of prudent servicing institutions for assets similar to the Primary Assets, flood insurance in an amount equal to that required above. Any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgage in accordance with the related Mortgagor or customary mortgage servicing procedures) will be deposited in the Collection Account, subject to retention by the Master Servicer to the extent such amounts constitute servicing compensation or to withdrawal pursuant to the related Pooling and Servicing Agreement.

      If the Master Servicer obtains and maintains a blanket policy or master forced placed insurance policy insuring all of the Mortgage Loans against some or all of the risks described above, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate outstanding principal balance on the Mortgage Loans without co-insurance, the Master Servicer will be deemed conclusively to have satisfied its obligations with respect to such insurance coverage.

      In general, the standard hazard insurance policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. No other insurance coverage (other than title insurance as specified herein) is required under the Mortgage Loans or the Pooling and Servicing Agreement.

      The Mortgagors under some of the Mortgage Loans may obtain credit life or disability insurance policies. Such policies require the insurers to make payments on the related Mortgage Loans in the event of death or certain events of disability of the Mortgagor. To the extent such policies are obtained, the proceeds thereof will constitute assets of the related Trust. No Mortgagor is required to obtain credit life or disability insurance.

      Since, as a general matter, the cost of construction of residential properties has increased in recent years, if the amount of hazard insurance maintained on the improvements securing a Mortgage Loan were to decline as its principal balance decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a loss.

      Enforcement of "Due-on-Sale" Clauses. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Master Servicer, on behalf of the Trustee, is required, to the extent it has knowledge of such conveyance or prospective conveyance to enforce the rights of the Trustee as the mortgagee of record to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Master Servicer will not be permitted to exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or unless, in the Master Servicer's reasonable judgment, doing so would materially increase the risk of default or delinquency on, or materially impair the security for, such Mortgage Loan. See "Certain Legal Aspect of Mortgage Loans--Enforceability of Certain Provisions." In such event, the Master Servicer will be required to enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Note or Mortgage, the Mortgagor remains liable thereon. The Master Servicer will also be authorized (with the prior approval of any Credit Provider, if required) to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note.

      Realization Upon Defaulted Mortgage Loans. The Master Servicer is required to use its best reasonable efforts to foreclose upon or otherwise comparably effect the ownership in the name of the Trustee on behalf of the holders of the related Certificates of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments; provided,
however, that the Master Servicer will not be required to foreclose if it determines that foreclosure would not be in the best interests of the holders or any Credit Provider. In connection with such foreclosure or other conversion, the Master Servicer is required to exercise collection and foreclosure procedures which are consistent with accepted servicing practices of prudent servicing institutions for assets similar to the Primary Assets.

      Collection of Mortgage Loan Payments. Each Pooling and Servicing Agreement will require the Master Servicer to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans. Consistent with the foregoing, the Master Servicer may at its own discretion waive any late payment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Master Servicer would be entitled to retain as servicing compensation and may waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any Mortgagor, subject to the limitations set forth in the related Pooling and Servicing Agreement.

Use of Subservicers

      The Master Servicer will be permitted under each Pooling and Servicing Agreement to enter into subservicing agreements ("Subservicing Agreements") for any servicing and administration of Mortgage Loans with any institution (each, a "Subservicer") which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement. The related Prospectus Supplement shall set forth whether a Subservicer is required to be designated by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") as an approved Seller-Servicer for first and second mortgage loans or the standards under which a Subservicer may service the Mortgage Loans.

      Notwithstanding any Subservicing Agreement, unless otherwise specified in the related Prospectus Supplement, the Master Servicer will not be relieved of its obligations under a Pooling and Servicing Agreement, and the Master Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Master Servicer will be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer by such Subservicer and nothing contained in any Pooling and Servicing Agreement shall be deemed to limit or modify such indemnification.

Servicing Certificates and Audits


      The Pooling and Servicing Agreement for each Series will generally provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, there will be furnished to the related Trustee a report of a firm of independent certified public accountants stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the Master Servicer's servicing of mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such standards require it to report. In rendering its report such firm may rely, as to the matters relating to the direct servicing of mortgage loans by sub-servicer, upon comparable reports of firms of independent public accountants rendered on the basis of examination conducted in accordance with the same standards (rendered within one year of such report) with respect to those sub-





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servicers. The Prospectus Supplement may provide that additional reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the Trustee.

      In addition, the Pooling and Servicing Agreement for each Series will generally provide that the Master Servicer will each deliver to the Trustee, the Depositor and each Rating Agency, annually on or before a date specified in the Pooling and Servicing Agreement, a statement signed by an officer of the Master Servicer to the effect that, based on a review of its activities during the preceding calendar year, to the best of such officer's knowledge, the Master Servicer has fulfilled in all material respects its obligations under the Pooling and Servicing Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each default known to such officer.

Limitations on Liability of the Master Servicer and Its Agents

      Each Pooling and Servicing Agreement will provide that the Master Servicer and any director, officer, employee or agent of the Master Servicer may rely on any document of any kind that is reasonably and in good faith believed to be genuine and adopted or signed by the proper authorities respecting any matters arising under the Pooling and Servicing Agreement. In addition, the Master Servicer will not be required to appear with respect to, prosecute or defend any legal action that is not incidental to the Master Servicer's duty to service the

Primary Assets in accordance with the related Pooling and Servicing Agreement, other than certain claims made by third parties with respect to such Pooling and Servicing Agreement. Additional information with respect to the limitation on liabilities of the Master Servicer will be provided in the related Prospectus Supplement.

Removal and Resignation of Master Servicer

      Unless otherwise specified in the related Prospectus Supplement, any Credit Provider or either the Trustee or the holders of Certificates of a Series representing a majority in principal amount of Certificates of such Series, voting as a single class (a "Majority in Aggregate Voting Interest"), with the consent of any Credit Provider, may, pursuant to the related Pooling and Servicing Agreement, remove the Master Servicer upon the occurrence and continuation of any of the following events (each a "Master Servicer Termination Event"):

            (i) Any failure by the Master Servicer to deliver to the Trustee for distribution to Certificateholders any proceeds or payment required to be so delivered under the terms of the Certificates and the Pooling and Servicing Agreement that shall continue unremedied for a period of five Business Days (an "Event of Nonpayment"); or

            (ii) Failure on the part of the Master Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in the Pooling and Servicing Agreement which failure materially and adversely affects the rights of Certificateholders and which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and to the Trustee by the Holders of Certificates evidencing not less than a majority of the aggregate principal amount of Certificates of such Series; or

            (iii) The Master Servicer shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws, or the Master Servicer shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent, or the Master Servicer shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency, of it or of any





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      substantial part of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

            (iv) Any order for relief against the Master Servicer shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days, or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of the Master Servicer under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days, or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Master Servicer or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days.

      To the extent specified in the related Prospectus Supplement, the Depositor may, with the consent of any Credit Provider and holders representing a majority in aggregate Percentage Interest of each Class of Certificates of a Series, remove the Master Servicer upon 90 days' prior written notice. No such removal shall be effective until the appointment and acceptance of a successor Master Servicer other than the Trustee (unless the Trustee agrees to serve) meeting the requirements described below and otherwise acceptable to any Credit Provider and majority in Percentage Interest of each Class of Certificates of such Series.

      Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may not assign the related Pooling and Servicing Agreement nor resign from the obligations and duties thereby imposed on it except by mutual consent of the Master Servicer, any Credit Provider, the Trustee, the Depositor and the Majority in Aggregate Voting Interest or upon the determination that the Master Servicer's duties thereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Master Servicer. No such resignation shall become effective until a successor has assumed the Master Servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.

      Unless otherwise specified in the related Prospectus Supplement, upon removal or resignation of the Master Servicer other than as described in the second preceding paragraph, the Trustee will be the successor servicer (the "Successor Master Servicer"). The Trustee, as Successor Master Servicer, is obligated to make any Servicing Advances and certain other Advances, unless it determines reasonably and in good faith that such Advances would not be recoverable. If, however, the Trustee is unwilling or unable to act as Successor Master Servicer, or if any Credit Provider so requests in writing, the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to such Credit Provider having a net worth of not less than the amount set forth in the related Pooling and Servicing Agreement whose regular business includes the servicing of assets similar to the Primary Assets (which portfolio of assets shall have a principal balance of not less than $100,000,000) as the Successor Master

Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer.

      The Trustee and any other Successor Master Servicer in such capacity is entitled to the same reimbursement for Advances and other Servicing Compensation as the Master Servicer. See "--Servicing Compensation" above.

Registration and Transfer of the Certificates

      If so specified in the related Prospectus Supplement, one or more Classes of Certificates of a Series will be issued in definitive certificated form and will be transferable and exchangeable at the office of the





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registrar identified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, no service charge will be made for any such registration or transfer of such Certificates, but the owner may be required to pay a sum sufficient to cover any tax or other governmental charge.

      If so specified in the related Prospectus Supplement, one or more Classes of Certificates of a Series ("Book-Entry Certificates") may be initially represented by one or more certificates registered in the name of The Depository Trust Company ("DTC") or other securities depository and be available only in the form of book-entries. Any Book-Entry Certificates will initially be registered in the name of Cede, the nominee of DTC. Certificateholders may also hold Certificates of a Series through CEDEL or Euroclear (in Europe), if they are participants in such systems or indirectly through organizations that are participants in such systems. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' certificates accounts in CEDEL's and Euroclear's names on the books of their respective Depositaries which in turn will hold such positions in customers' certificates accounts in the Depositaries' names on the books of DTC. Citibank, N.A. ("Citibank"), will act as depositary for CEDEL and The Chase Manhattan Bank ("Chase"), will act as depositary for Euroclear (in such capacities, the "Depositaries").

      Transfers between DTC participants will occur in the ordinary way in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving certificates through DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

      Because of time-zone differences, credits of certificates received in CEDEL or Euroclear as a result of a transaction with a DTC participant will be made during subsequent certificates settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such certificates settled during such processing will be reported to the relevant Euroclear or CEDEL Participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of certificates by or through a CEDEL Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Certain Federal Income Tax Consequences--Taxation of Certain Foreign Investors" herein.

      DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers,





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dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

      Beneficial owners ("Owners") that are not Participants but desire to purchase, sell or otherwise transfer ownership of Book-Entry Certificates may do so only through Participants (unless and until Definitive Certificates are issued). In addition, Owners will receive all distributions of principal of, and interest on, the Book-Entry Certificates from the Trustee through DTC and Participants. Owners will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below.

      Unless and until Definitive Certificates are issued, it is anticipated that the only "holder" of Book-Entry Certificates of any Series will be Cede, as nominee of DTC. Owners will only be permitted to exercise the rights of holders indirectly through Participants and DTC.

      While any Book-Entry Certificates of a Series are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates. Participants with whom Owners have accounts with respect to Book Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Owners. Accordingly, although Owners will not possess certificates, the Rules provide a mechanism by which Owners will receive distributions and will be able to transfer their interests.

      Unless and until Definitive Certificates are issued, Owners who are not Participants may transfer ownership of Book-Entry Certificates of a Series only through Participants by instructing such Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Owners.

      Book-Entry Certificates of a Series will be issued in registered form to Owners, or their nominees, rather than to DTC (such Book-Entry Certificates being referred to herein as "Definitive Certificates") only under the circumstances provided in the related Pooling and Servicing Agreement, which generally will include, except if otherwise provided therein, if (i) DTC or the Master Servicer advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates of such Series and the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its sole option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of a Master Servicer Termination Event, a majority of the aggregate Percentage Interest of any Class of Certificates of such Series advises DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Owners is no longer in the best interests of Owners of such Class of Certificates. Upon issuance of Definitive Certificates of a Series to Owners, such Book-Entry Certificates will be transferable directly (and not exclusively on a book-entry basis) and registered holders will deal directly with the Trustee with respect to transfers, notices and distributions.

      DTC has advised the Master Servicer and the Depositor that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by a holder only at the direction of one or more Participants to whose DTC accounts the Certificates are credited. DTC has advised the Master Servicer and the Depositor that DTC will take such action with respect to any Percentage Interests of the Book-Entry





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Certificates of a Series only at the direction of and on behalf of such
Participants with respect to such Percentage Interests of the Book-Entry Certificates. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

      Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of securities. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include any underwriters, agents or dealers with respect to a Series of Certificates offered hereby. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

      The Euroclear System ("Euroclear") was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 27 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "Euroclear Operator"), under contract with Euroclear Clearance System S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the

Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers with respect to a Series of Certificates offered hereby. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      The Euroclear Operator is the Belgian branch of a New York banking corporation that is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

      Certificates clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of Euroclear and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in the Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.






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      Distributions with respect to Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant systems' rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations.
See "Certain Federal Income Tax Consequences." CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement or the relevant Supplement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

                   CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

      The following discussion contains summaries of certain legal aspects of mortgage loans and manufactured housing contracts that are general in nature. Because such legal aspects are governed in part by applicable state laws (which laws may differ substantially from one another), the summaries do not purport to be complete nor to reflect the laws of any particular state nor to encompass the laws of all states in which the Single Family Loans and Contracts may be situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Single Family Loans and Contracts.

Single Family Loans

      The Single Family Loans will be secured by either deeds of trust or mortgages, depending upon the prevailing practice in the state in which the Mortgaged Property subject to a Single Family Loan is located. A mortgage conveys legal title to or creates a lien upon the property to the mortgagee subject to a condition subsequent, i.e., the payment of the indebtedness secured thereby. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties, the borrower-homeowner called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to a mortgagee), and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by law, the express provisions of the deed of trust or mortgage, and, in some cases, the directions of the beneficiary. Some states use a security deed or deed to secure debt which is similar to a deed of trust except that it has only two parties: a grantor (similar to a mortgagor) and a grantee (similar to a mortgagee). Mortgages, deeds of trust and deeds to secure debt are not prior to liens for real estate taxes and assessments and other charges imposed under governmental police powers. Priority between mortgages, deeds of trust and deeds to secure debt and other encumbrances depends on their terms in some cases and generally on the order of recordation of the mortgage, deed of trust or the deed to secure debt in the appropriate recording office.

      If so specified in the related Prospectus Supplement, a Mortgage Pool may include loans on units in cooperatives ("Cooperative Loans"). Cooperative Loans are evidenced by notes secured by security interests in shares issued by cooperatives, which are corporations entitled to be treated as housing cooperatives under federal tax law, and in the related proprietary leases or occupancy agreements granting rights to occupy specific dwelling units within the cooperative buildings. The security agreement will create a lien upon or grant a title interest in the property which it covers, the priority of which lien will depend on the terms of the agreement and the order of recordation in the appropriate recording office. Ownership of a unit in a cooperative is held through the ownership of stock in the corporation, together with the related proprietary lease or occupancy agreement. Such ownership interest is generally financed through a





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cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the proprietary lease or occupancy agreement and a security interest in the related cooperative shares.

      Each cooperative owns in fee or has a leasehold interest in the real property and improvements, including all separate dwelling units therein. The cooperative is responsible for property management and generally for the payment of real estate taxes, insurance and similar charges, the cost of which is shared by the owners. The cooperative building or underlying land may be subject to one or more mortgages (generally incurred in connection with the construction or purchase of the building) for which the cooperative is responsible. The interest of an occupant under proprietary leases or occupancy agreements is generally subordinate to that of the holder of such a mortgage or land lease. If the cooperative is unable to meet the payment obligations under such mortgage or any land lease, the holder of such mortgage or land lease could foreclose the mortgage or terminate the land lease, which may have the effect of terminating all proprietary leases or occupancy agreements. In the event of such foreclosure or termination, the value of any collateral held by a lender which financed the purchase by a tenant/shareholder of cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans could be eliminated or significantly reduced.

Foreclosure of Single Family Loans

      Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties defendant. Although judicial foreclosure proceedings are often not contested by any of the parties defendant, any activity by any one defendant may materially delay completion of a foreclosure.

      Foreclosure of a deed of trust or a security deed is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or security deed which authorizes the sale of the property to a third party upon any default by the borrower under the terms of the note, deed of trust or security deed. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest in the real property, including any junior lienholders. The borrower, or any other person having a junior encumbrance on the real estate, may, during a specified period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligations. Generally, state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

      In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is often a public sale. Because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property subject to the lien of the mortgage or the deed of trust may have deteriorated during the foreclosure proceedings, a third party may be unwilling to purchase the property at a foreclosure sale. Potential buyers may further question the prudence of purchasing property at a foreclosure sale as a result of several court decisions permitting such a sale to be rescinded as a fraudulent conveyance, including the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under section 67d of the former Bankruptcy Act (which is analogous to section 548 of the current United States Bankruptcy Code) and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition, and (ii) the price paid for the foreclosed property did not represent "fair consideration" (which is analogous to "reasonably equivalent value" under the United States Bankruptcy





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Code). However, on May 23, 1994, Durrett was effectively overruled by the United
States Supreme Court in BFP v. Resolution Trust Corporation, as Receiver for Imperial Federal Savings and Loan Association, et al., in which the Court held, in relevant part, that " `reasonable equivalent value', for the foreclosed property, is the price in fact received at foreclosure sale, so long as all the requirements of the State's foreclosure law have been complied with."

      For these reasons, it is common for the lender to purchase the property from the trustee or referee for an amount equal to some or all of the principal amount of the indebtedness secured by the mortgage or deed of trust, accrued and unpaid interest and the expenses of foreclosure. The lender thereby assumes the burdens of ownership, including the obligation to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. In some states there is a statutory minimum purchase price which the lender may offer for the property. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds from the sale of the property may be substantially less than the loan balance.

      A second mortgagee may not foreclose on the property securing a second mortgage unless it forecloses subject to the first mortgage, in which case it must either pay the entire amount due on the first mortgage to the first mortgagee prior to or at the time of the foreclosure sale or undertake the obligation to make payments on the first mortgage in the event the mortgagor is in default thereunder, in either event adding the amounts expended to the balance due on the second loan, and may be subrogated to the rights of the first mortgagee. In addition, in the event that the foreclosure of a second mortgage triggers the enforcement of a "due-on-sale" clause, the second mortgagee may be required to pay the full amount of the first mortgage to the first mortgagee. Accordingly, with respect to those Single Family Loans which are second mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior liens and claims and certain governmental liens.

      The proceeds received by the referee or trustee from the sale generally are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. Any remaining proceeds are generally payable to the holders of junior mortgages or deeds or trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceedings.

      Under the Pooling and Servicing Agreement (and the REMIC Provisions of the
Code), the Master Servicer may hire an independent contractor to operate any REO Property. The costs of such operation may be significantly greater than the cost of direct operation by the Master Servicer.

      Some states impose prohibitions or limitations on remedies available to the mortgagee, including the right to recover the debt from the mortgagor. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

Junior Mortgages

      Some of the Single Family Loans may be secured by second or more junior mortgages or deeds of trust, which are subordinate to first or more senior mortgages or deeds of trust held by other lenders. The rights of the holders, as the holders of a junior deed of trust or a junior mortgage, are subordinate in lien and in payment to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure





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proceedings by the holder of the senior mortgage the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior mortgagee satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See "--Foreclosure in General" herein.

      Furthermore, the terms of the second or more junior mortgage or deed of trust are subordinate to the terms of the first or senior mortgage or deed of trust. In the event of a conflict between the terms of the senior mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the senior mortgage deed of trust will govern generally. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a senior mortgagee expends such sums, such sums will generally have priority over all sums due under the junior mortgage. See "Risk Factors--Risks of the Mortgage Loans--Nature of Security" for a further discussion of certain risks associated with junior mortgage loans.

Rights of Redemption

      In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has expired.

Anti-Deficiency Legislation and Other Limitations on Lenders

      Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

      In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 11 or Chapter 13 plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the residence had yet occurred prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by





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paying arrearages over a number of years. Also, if the last payment on the original payment schedule for a loan secured only by a security interest in real property that is the debtor's principal residence is due before the date on which the final payment on a Chapter 13 plan is due, the Chapter 13 plan may provide for the payment of the claim as modified pursuant to the Chapter 13 plan. If a Chapter 13 plan proposes to cure a default, the amount necessary to cure the default is determined in accordance with the underlying agreement and applicable nonbankruptcy law. This effectively overrules Rake v. Wade, 113 S. Ct. 2187 (1993).

      Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

      Courts with federal bankruptcy jurisdiction have also approved full or partial surrender of collateral in full or partial satisfaction of the debt based on appraisal evidence that may or may not reflect the amount ultimately received from a sale of the collateral. Courts with federal bankruptcy jurisdiction have also approved full or partial substitution of new collateral for the existing collateral, including but not limited to stock and partnership interests, based on appraisal evidence that may or may not reflect the amount ultimately received from a sale of the substitute collateral.

      The United States Bankruptcy Code provides priority to certain tax liens over the lien of the mortgage. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the applicable laws. In some cases, this liability may affect assignees of the Mortgage Loans.

Enforceability of Certain Provisions


      Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary default of the borrower, after the applicable cure period. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. However, courts of any state, exercising equity jurisdiction, may refuse to allow a lender to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust and the circumstances would render the acceleration unconscionable.

      Some courts have imposed general equitable principles to limit the remedies available in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. For example, some courts have required that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lenders' judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lenders to foreclose if the default under the mortgage instrument or deed





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of trust is not monetary, such as the borrower's failure to maintain adequately the property or the borrower's execution of a second mortgage or deed of trust affecting the property. Finally, some courts have been willing to relieve a borrower from the consequences of the default if the borrower has not received adequate notice of the default.

      Unless otherwise specified in the related Prospectus Supplement the Mortgage Loans will generally contain due-on-sale clauses, which permit the lender to accelerate the maturity of the Mortgage Loan if the borrower sells, transfers, or conveys the related Mortgaged Property. The enforceability of these clauses has been the subject of legislation or litigation in many states. Some jurisdictions automatically enforce such clauses, while others require a showing of reasonableness and hold, on a case-by-case basis, that a "due on sale" clause may be invoked only where a sale threatens the legitimate security interests of the lender.

      The Garn-St. Germain Depository Institutions Act of 1982 purports to preempt state laws which prohibit the enforcement of "due-on-sale" provisions in certain loans made after October 15, 1982. The Master Servicer may thus be able to accelerate the Mortgage Loans that were originated after that date and contain a "due-on-sale" provision, upon transfer of an interest in the related Mortgaged Property, regardless of its ability to demonstrate that a sale threatens its legitimate security interest. Each Pooling and Servicing Agreement will provide that the Master Servicer, on behalf of the Trustee, will enforce any right of the Trustee as the mortgagee of record to accelerate a Mortgage Loan in the event of a sale or other transfer of the related Mortgaged Property unless, in the Master Servicer's reasonable judgment, doing so would materially increase the risk of default or delinquency on, or materially impair the security for, such Mortgage Loan.

Applicability of Usury Laws

      Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March, 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges. The Seller will represent and warrant in the related Purchase and Sale Agreement that each related Mortgage Loan was originated in compliance with applicable state law in all material respects.

Environmental Legislation

      Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure, acquires a mortgaged property at a foreclosure sale or which has been involved in decisions which may lead to contamination of a property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a secured lender (such as the related Trust). The Pooling and Servicing Agreement requires that the Master Servicer, in making a determination to foreclose on or otherwise acquire a Mortgaged Property, take into account (and the Master Servicer is not required to foreclose or otherwise acquire a Mortgaged Property in the case of) the existence of hazardous wastes or hazardous substances on such Mortgaged Property. If title to a Mortgaged Property securing a Mortgage Loan is acquired by a Trust and





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cleanup costs are incurred in respect of the Mortgaged Property, the holders of the Certificates might incur a loss if such costs were required to be paid by the Trust and sufficient funds were not available from any Reserve Account, Spread Account or similar account or from collections on the Mortgage Loans.

Forfeitures in Drug and RICO Proceedings

      Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

      A lender may avoid forfeiture of its interest in the property if it establishes that (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

The Contracts

      General. As a result of the Depositor's assignment of the Contracts to the Trustee, the holders of Certificates will succeed collectively to all the rights (including the right to receive payment on the Contracts) and will assume certain obligations of the Depositor. Each Contract evidences both (a) the obligation of the obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in the Manufactured Home to secure repayment of such loan. Certain aspects of both features of the Contracts are described more fully below.

      The Contracts generally are "chattel paper" as defined in the UCC in effect in the states in which the Manufactured Homes initially were registered. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the Pooling and Servicing Agreement, the Depositor will transfer physical possession of the Contracts to the Trustee or its custodians. In addition, the Depositor will cause to be made an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the Contracts.

      Security Interests in the Manufactured Homes. The Manufactured Homes securing the Contracts may be located in all 50 states. Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some nontitle states, perfection pursuant to the provisions of the UCC is required. The Depositor may effect such notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any Manufactured Home securing a Contract is registered. In the event the Depositor fails, due to clerical errors, to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the Trustee may not have a first priority security interest in the Manufactured Home securing a Contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under certain circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the manufactured home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate law, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state





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where the manufactured home is located. These filings must be made in the real estate records office of the county where the manufactured home is located. So long as the Mortgagor does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the Manufactured Home. If, however, a Manufactured Home is permanently attached to a site, other parties could obtain an interest in the Manufactured Home which is prior to the security interest transferred to the Trustee. With respect to a Series of Certificates and as described in the related Prospectus Supplement, the Depositor may be required to perfect a security interest in the Manufactured Home under applicable real estate laws. If such real estate filings are not required and if any of the foregoing events were to occur, the only recourse would be to pursue the Trust's rights to require the Seller to repurchase for breach of warranties.

      The Depositor will assign its security interest in the Manufactured Homes to the Trustee. Neither the Depositor nor the Trustee will amend the certificates of title to identify the Trust as the new secured party. Accordingly, the Depositor will continue to be named as the secured party on the certificates of title relating to the Manufactured Homes. In most states, such assignment is an effective conveyance of such security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the Depositor's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, such assignment of the security interest might not be held effective against creditors of the Depositor.

      In the absence of fraud, forgery or permanent affixation of the Manufactured Home to its site by the Manufactured Home owner, or administrative error by state recording officials, the notation of the lien of the Depositor on the certificate of title or delivery of the required documents and fees will be sufficient to protect the Trust against the rights of subsequent purchasers of a Manufactured Home or subsequent lenders who take a security interest in the Manufactured Home. If there are any Manufactured Homes as to which the security interest is not perfected, such security interest would be subordinate to, among others, subsequent purchasers for value of Manufactured Homes and holders of perfected security interests. There also exists a risk in not identifying the Trust as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the Trust could be released.

      Enforcement of Security Interests in Manufactured Homes. The Master Servicer on behalf of the Trustee, to the extent required by the related Pooling and Servicing Agreement, may take action to enforce the Trustee's security interest with respect to Contracts in default by repossession and resale of the Manufactured Homes securing such Contracts in default. So long as the Manufactured Home has not become subject to the real estate law, a creditor can repossess a Manufactured Home securing a Contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a Contract must give the debtor a certain number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem at or before such resale. In the event of such repossession and resale of a Manufactured Home, the Trustee would be entitled to be paid out of the sale proceeds before such proceeds could be applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or, thereafter, to the debtor.

      If the owner of a Manufactured Home moves it to a state other than the state in which such Manufactured Home initially is registered, under the laws of most states the perfected security interest in the Manufactured Home would continue for four months after such relocation and thereafter only if and after the owner registers the Manufactured Home in such state. If the owner were to relocate a Manufactured





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Home to another state and not re-register the Manufactured Home in such state, and if steps are not taken to re-perfect the Trustee's security interest in such state, the security interest in the Manufactured Home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a Manufactured Home; accordingly, the Trustee must surrender possession if it holds the certificate of title to such Manufactured Home, or, in the case of a Manufactured Home registered in a state which provides for notation of lien, the Trustee would receive notice of surrender if the security interest in the Manufactured Home is noted on the certificate of title. Accordingly, the Trustee would have the opportunity to re-perfect its security interest in the Manufactured Home in the state of relocation. In states which do not require a certificate of title for registration of a Manufacture Home, re-registration could defeat perfection. In the ordinary course of servicing the Contracts, the Master Servicer will be required to take steps to effect such re-perfection upon receipt of notice of reregistration or information from the obligor as to relocation. Similarly, when an obligor under a Contract sells a Manufactured Home, the Trustee must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related Contract before release of the lien. Under each Pooling and Servicing Agreement, the Master Servicer is obligated to take such steps, at the Master Servicer's expense, as are necessary to maintain perfection of security interests in the Manufactured Homes.

      Under the laws of most states, liens for repairs performed on a Manufactured Home take priority even over a perfected security interest. The Seller will represent in the related Purchase and Sale Agreement that there are no such liens with respect to any Manufactured Home securing payment on any Contract. However, such liens could arise at any time during the term of a Contract. No notice will be given to the Trustee in the event such a lien arises.

      Under the laws of most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the manufactured home securing such debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments.

      Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

      Consumer Protection Laws. Numerous federal and state consumer protection laws impose requirements applicable to the origination of and lending pursuant to the Contracts, including the Truth-in-Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related Contract.

      Transfer of Manufactured Homes; Enforceability of "Due-on-Sale" Clauses. The Contracts, in general, prohibit the sale or transfer of the related Manufactured Homes without the consent of the lender and permit the acceleration of the maturity of the Contracts by the lender upon any such sale or transfer for which consent has not been granted. In certain cases, the transfer may be made by a delinquent obligor in order to avoid a repossession proceeding with respect to a Manufactured Home.

      In the case of a transfer of a Manufactured Home after which the Master Servicer desires to accelerate the maturity of the related Contract, the Master Servicer ability to do so will depend on the enforceability under state law of the "due-on-sale" clause. The Garn-St. Germain Act preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of "due-on-sale" clauses applicable to the Manufactured Homes.







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                            LEGAL INVESTMENT MATTERS

      The Certificates may, if so set forth in the related Prospectus Supplement, constitute "mortgage related securities" for purposes of SMMEA, so long as they are rated in one of the two highest rating categories by the Rating Agency or Agencies identified in the related Prospectus Supplement and, as such, would be legal investments for persons, trusts, corporations, partnership, associations, business trusts and business entities (including but not limited to state-chartered savings banks, commercial banks, saving and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, in all states which enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any of such entities with respect to "mortgage related securities," the Certificates will constitute legal investments for entities subject to such legislation only to the extent provided in such legislation. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in any securities or require the sale or other disposition of any securities, so long as such contractual commitment was made or such securities were acquired prior to the enactment of such legislation. Alaska, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Kansas, Louisiana, Maryland, Michigan, Missouri, Nebraska, New Hampshire, New York, North Carolina, Ohio, South Dakota, Utah, Virginia and West Virginia each enacted legislation overriding the exemption afforded by SMMEA prior to the October 4, 1991 deadline.

      Institutions whose investment activities are subject to legal investment laws or regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the FDIC, the OTS, the NCUA or other federal or state agencies with similar authority should review any applicable rule, guidelines and regulations prior to purchasing the Certificates. The Federal Financial Institutions Examination Council, for example, has issued a Supervisory Policy Statement on Securities

Activities effective February 10, 1992 (the "Policy Statement"). The Policy Statement has been adopted by the Comptroller of the Currency, the Federal Reserve Board, the FDIC and the OTS with respect to the depository institutions that they regulate. The Policy Statement prohibits depository institutions from investing in certain "high-risk mortgage securities" except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions. The NCUA issued final regulations effective December 2, 1991 that restrict and in some instances prohibit the investment by federal credit unions in certain types of mortgage related securities.

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," or in securities which are issued in book-entry form.

      Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors.







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                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

      The following is a general discussion of certain anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereunder. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code") and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "State and Other Tax Consequences." Certificateholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

      The following discussion addresses securities ("REMIC Certificates") representing interests in a Trust, or a portion thereof, which the Trustee will covenant to elect to have treated as a REMIC under Sections 860A through 860G (the "REMIC Provisions") of the Code. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

      The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations, which are effective with respect to debt instruments issued on or after April 4, 1994, do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICS

Classification of REMICs

      Upon the issuance of each series of REMIC Certificates, the special tax counsel to the Depositor identified in the related Prospectus Supplement ("Tax Counsel") will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the related Trust (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.






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      If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust's income for the period in which the requirements for such status are not satisfied. The Pooling and Servicing Agreement with respect to each REMIC will include provisions designed to maintain the Trust's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust as a REMIC will be terminated.

Characterization of Investments in REMIC Certificates

      In general, in the opinion of Tax Counsel, the REMIC Certificates will be "qualifying real property loans" within the meaning of Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. Moreover, in the opinion of Tax Counsel, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, in the opinion of Tax Counsel, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3)(C) of the Code if transferred to another REMIC on its startup day in exchange for regular or residual interests therein. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Trustee will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

      The assets of the REMIC will include, in addition to Primary Assets, payments on Primary Assets held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Primary Assets, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Primary Assets for purposes of all of the foregoing sections. In addition, in some instances Primary Assets may not be treated entirely as assets described in the foregoing sections. If so, the related Prospectus Supplement will describe the Primary Assets that may not be so treated. The REMIC Regulations do provide, however, that payments on Primary Assets held pending distribution are considered part of the Primary Assets for purposes of Sections 593(d) and 856(c)(5)(A) of the Code.


Tiered REMIC Structures

      For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, Tax Counsel will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.





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      Solely for purposes of determining whether the REMIC Certificates will be
"qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701 (a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one
REMIC.

Taxation of Owners of REMIC Regular Certificates

General

      Except as otherwise stated in this discussion, in the opinion of Tax Counsel, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

Original Issue Discount

      In the opinion of Tax Counsel, certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)
(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

      The Code requires that a prepayment assumption be used with respect to

Primary Assets held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Committee Report indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption used by the Trustee in reporting original issue discount for each series of REMIC Regular Certificates (the "Prepayment Assumption") will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor, the Trustee nor the Master Servicer will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

      In the opinion of Tax Counsel, the original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified





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floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

      In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. Generally, an adjustable rate instrument that is determined to have original issue discount is converted to a fixed rate instrument for which a schedule of hypothetical accruals is determined. Original issue discount on the adjustable rate instrument is accrued in accordance with that schedule with adjustments in each period to account for the divergence of the actual interest rate on the instrument from the interest rate for that period assumed in the preparation of the hypothetical schedule.

      Certain Classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

      In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

      Notwithstanding the general definition of original issue discount, in the opinion of Tax Counsel, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original





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issue discount into income currently based on a constant yield method. See
"--Taxation of Owners of REMIC Regular Certificates--Market Discount" for a description of such election under the OID Regulations.

      If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, in the opinion of Tax Counsel, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

      As to each "accrual period," that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of
(i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated
(i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption and (ii) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Primary Assets being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.


      In the opinion of Tax Counsel, a subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price," in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

Market Discount

      In the opinion of Tax Counsel, a Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price, will





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recognize income upon receipt of each distribution representing stated
redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Taxation of Owners of REMIC

Regular Certificates--Premium." Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable.

      However, in the opinion of Tax Counsel, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of
Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

      Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Conference Committee Report (the "Committee Report") apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.






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      To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includable in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

      Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includable in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

Premium

      In the opinion of Tax Counsel, a REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related REMIC Regular Certificate, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount." The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

Realized Losses

      In the opinion of Tax Counsel, under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Primary Assets. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's

Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

      Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Primary Assets until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by





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the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

Taxation of Owners of REMIC Residual Certificates

General

      As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Primary Assets or as debt instruments issued by the REMIC.

      In the opinion of Tax Counsel, a holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this allocation will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

      In the opinion of Tax Counsel, a holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily portion of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. These daily portions generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce (or increase) the income or loss of a holder of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

      Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includable in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

      The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates, because it is unlikely that unrelated deductions will be available to offset such income due to





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the rules relating to "excess inclusions," residual interests without
"significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return.

Taxable Income of the REMIC


      In the opinion of Tax Counsel, the taxable income of the REMIC will equal the income from the Primary Assets, including stated interest and any OID or market discount on the Mortgage Loans, and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by the amortization of any premium received on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Primary Assets, bad debt deductions with respect to the Primary Assets and, except as described below, for servicing, administrative and other expenses.

      For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to their fair market value immediately after their transfer to the REMIC. For this purpose, the Trustee intends to treat the fair market value of the Mortgage Loans as being equal to the aggregate issue prices of the REMIC Regular Certificates and REMIC Residual Certificates. Such aggregate basis will be allocated among the Mortgage Loans collectively and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Trustee may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Primary Assets and other property held by the REMIC.

      Subject to the possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Primary Assets that it holds will be equivalent to the method of accruing original issue discount income for REMIC Regular Certificateholders (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such discount in income currently, as it accrues, on a constant interest basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method of accruing discount income that is analogous to that required to be used by a REMIC as to Primary Assets with market discount that it holds.

      In the opinion of Tax Counsel, Primary Assets will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includable in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Primary Assets. Premiums on Primary Assets to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption.

      In the opinion of Tax Counsel, the REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue





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discount will be considered to accrue for this purpose as described above under
"--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other Class of Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

      In the opinion of Tax Counsel, if a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess, "Issue Premium"), the REMIC will have an additional item of income in each taxable year in an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount."

      As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions and Other Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions." If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

Basis Rules, Net Losses and Distributions

      In the opinion of Tax Counsel, the adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.


      In the opinion of Tax Counsel, a REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

      In the opinion of Tax Counsel any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust. However, such basis increases may not occur until





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

the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

      The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of its share of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "--Sales of REMIC Certificates." For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have had in the hands of the original holder, see "--Taxation of Owners of REMIC Residual Certificates--General."

Excess Inclusions

      In the opinion of Tax Counsel, any "excess inclusions" with respect to a REMIC Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

      In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the " daily accruals" for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The "daily accruals" of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by all distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

      For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates" below.

      As an exception to the general rules described above, thrift institutions are allowed to offset their excess inclusions with unrelated deductions, losses or loss carryovers, but only if the REMIC Residual Certificates are considered to have "significant value." The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price at least equal to 2% of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the





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REMIC Residual Certificates must equal or exceed 20% of the anticipated weighted average life of the REMIC, based on the Prepayment Assumption and on any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value." The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will have "significant value" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return) or by certain wholly-owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

      In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

Noneconomic REMIC Residual Certificates

      Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor also is required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.






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      The related Prospectus Supplement will disclose whether offered REMIC
Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates--REMIC Residual Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

Mark-to-Market Rules

      On January 4, 1995, the IRS released proposed regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a REMIC Residual Certificate issued after January 4, 1995 would not be treated as a security and thus generally could not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

Possible Pass-Through of Miscellaneous Itemized Deductions


      Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

      With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate 2% of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult carefully with their tax advisors prior to making an investment in such Certificates.






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Sales of REMIC Certificates

      If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular

Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions." Except as described below, any such gain or loss generally will be capital gain or loss. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

      Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includable in the seller's income with respect to such REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the "applicable federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includable in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income to the extent of any accrued and previously unrecognized market discount that accrued during the period the Certificate was held. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" herein.

      REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c) (1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

      A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

      Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

      Except as may be provided in Treasury regulations yet to be issued, if a person who sells or otherwise disposes of a REMIC Residual Certificate reacquires the Certificate, any other residual interest





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in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in
Section 7701 (i) of the Code) within six months of the date of such sale, the sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

Prohibited Transactions and Other Possible REMIC Taxes

      The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

      In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each Pooling and Servicing Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

      REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

      Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax,

Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer or Trustee in either case out of its own funds, provided that the Master Servicer or the Trustee, as the case may be, has sufficient assets to do so, and provided further that such tax arises out of the negligence, bad faith or willful misconduct of the Master Servicer or the Trustee. Any such tax not borne by the Master Servicer or the Trustee will be payable out of the related Trust resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations

      If a REMIC Residual Certificate is transferred to a "disqualified organization," a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a





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REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Pooling and Servicing Agreement, and will be discussed more fully in any Prospectus Supplement relating to the offering of any REMIC Residual
Certificate.

      In addition, if a "pass-through entity" includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and (ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

      For these purposes, a "disqualified organization" means (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

Termination

      A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such Certificate, such REMIC Residual Certificateholder should be treated as realizing a loss equal to the amount of such difference. The character of any such loss as ordinary or capital is uncertain. Further, any such loss may be subject to the "wash sale" rules of Section 1091 of the Code. See "--Sales of REMIC Certificates" herein.

Reporting and Other Administrative Matters

      Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Trustee will file REMIC federal income tax returns on behalf of the related REMIC, will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects, and generally will hold at least a nominal amount of REMIC Residual Certificates.







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      As the tax matters person, the Trustee will, subject to certain notice requirements and various restrictions and limitations, generally have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders will generally be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Trustee as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

      Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face certain information including the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

      As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method requires information relating to the holder's purchase price that the Master Servicer will not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

      The responsibility for complying with the foregoing reporting rules will be borne by the Trustee. Certificateholders may request any information with respect to the returns described in Section 1.6049-7(e)(2) of the Treasury regulations. Such request should be directed to the Trustee at the address specified in the related Prospectus Supplement.

Backup Withholding With Respect to REMIC Certificates

      Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax.





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

      Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

Foreign Investors in REMIC Certificates

      A REMIC Regular Certificateholder that is not a "United States person" and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

      In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

      Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

      Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related Pooling and Servicing Agreement.

                        STATE AND OTHER TAX CONSEQUENCES

      In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Certificates offered hereunder. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the certificates offered hereunder.

                              ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ("ERISA Plans"). Section 4975 of the Code imposes similar prohibited transaction restrictions on tax-qualified retirement or annuity plans described in Section 401(a) or 403(a) of the Code ("Qualified





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

Plans") and on individual retirement accounts ("IRAs") described in Section 408 of the Code (collectively, "Tax-Favored Plans"). Generally, any person who has discretionary authority or control respecting the management or disposition of "plan assets" of any ERISA Plan or Tax-Favored Plan (collectively, "Plans"), and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the Plan involved.

      Any fiduciary or other Plan investor considering whether to purchase any

Certificates on behalf of or with "plan assets" of any Plan should consult with its counsel and refer to the applicable Prospectus Supplement for guidance regarding the ERISA considerations applicable to the Certificates offered thereby.

      Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA), are not subject to the requirements of ERISA or Section 4975 of the Code. Accordingly, assets of such plans may be invested in the Certificates without regard to the ERISA considerations described herein and in the applicable Prospectus Supplement, subject to the provisions of other applicable federal and state law. However, any such plan that is a Qualified Plan and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503(b) of the Code.

      In addition to imposing general fiduciary requirements, including those of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the Plan, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving "plan assets" of Plans and persons (referred to as "parties in interest" in ERISA or "disqualified persons" in Section 4975 of the Code) who have certain specified relationships to the Plans, unless a statutory or administrative exemption is available. Certain "parties in interest" (or "disqualified persons") that participate in a prohibited transaction may be subject to a penalty or an excise tax imposed pursuant to Section 502 of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available.

Plan Asset Regulation

      An investment of Plan Assets in Certificates may cause the Mortgage Loans and other assets of the related Trust to be deemed "plan assets" of all Plans involved. Section 2510.3-101 of the U.S. Department of Labor (the "DOL") regulations (the "DOL Regulation") addresses whether a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust), for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code, when a Plan acquires an "equity interest" (such as a Certificate) in such entity. Because of the factual nature of certain of the rules set forth in the DOL Regulation, the assets of a Plan which acquires Certificates of any Class may be deemed to include merely its interest in the Certificates or both such interest and an undivided interest in the assets of the related Trust. For example, one of the exceptions in the DOL Regulation states that the underlying assets of an entity (such as any Class of Certificates) will not be considered to be "plan assets" if less than 25% of the value of each class of equity interests (in such Class of Certificates) is held by "benefit plan investors," which are defined as ERISA Plans and Tax-Favored Plans, but this exception is tested immediately after each acquisition of the equity interest in the entity (or Certificates), whether upon initial issuance or in the secondary market. Therefore, certain Classes of Certificates may not be acquired or transferred unless the Trustee and the Depositor are furnished with a letter of representation or an opinion of counsel to the effect that such an acquisition or transfer will not result in a violation of the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Depositor or the Master Servicer to additional obligations. Therefore, it may not be appropriate to use Plan Assets to acquire or hold Certificates in reliance upon the availability of any exception under the DOL Regulation because of the factual nature of these exceptions. For purposes of the sections of this Prospectus and any Prospectus Supplement headed "ERISA Considerations," the terms "Plan





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

Assets" and "assets of a Plan" have the meaning specified in the DOL Regulation and include an undivided interest in the underlying assets of certain entities in which a Plan invests.

      The prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may apply to a Trust and cause the Depositor, the Master Servicer, any Subservicer, the Trustee, any Credit Provider and certain affiliates thereof, to be considered or become "parties in interest" (or "disqualified persons") with respect to the assets of any Plan that are invested in Certificates issued by the Trust. If so, the acquisition or holding of Certificates by or on behalf of a Plan or with Plan Assets could also give rise to a prohibited transaction under ERISA and Section 4975 of the Code, unless a statutory or administrative exemption is available. Certificates acquired by a Plan would be assets of that Plan. Under the DOL Regulation, the Trust, including the Mortgage Loans and other assets held in the Trust, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such Plan Assets, a Depositor, the Master Servicer, a Subservicer, the Trustee, any Credit Provider or an affiliate thereof either (1) has investment discretion with respect to the investment of Plan Assets, or (2) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect thereto.

      Any person who has discretionary authority or control with respect to the management or disposition of the assets of a Plan, and any person who provides investment advice with respect to such assets for a fee (in the manner described above), is a fiduciary with respect to such Plan. If the Primary Assets and other Trust assets were deemed to be Plan Assets, any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to all Plans involved and, therefore, subject to the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to such Plans. In addition, if the Primary Assets and other Trust assets were deemed to be Plan Assets, the acquisition or holding of Certificates by or on behalf of a Plan or with Plan Assets, as well as the normal operations of the Trust, may constitute or result in a prohibited transaction under ERISA and Section 4975 of the Code.


Prohibited Transaction Exemptions

      Underwriters' Exemptions. The DOL has issued individual exemptions (each, an "Exemption"), to a large number of investment banking firms, broker-dealers and banks or their affiliates (each, an "Underwriter"), which generally exempt from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on prohibited transactions pursuant to
Section 4975(a) and (b) of the Code, certain transactions (among others) relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates issued by a trust as to which an Underwriter to whom the DOL has issued an Exemption (or any of its affiliates) is the sole underwriter or the manager or co-manager of the underwriting syndicate, or a selling or placement agent, with respect to such certificates, provided that certain conditions set forth in the applicable Exemption are satisfied. The Prospectus Supplement for each Series will state (in the section headed "ERISA Considerations") whether the DOL has issued an Exemption to an Underwriter with respect to that Series and identify the Classes of Certificates of that Series to which any such Exemption may apply.

      General Conditions. Each Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates with Plan Assets must be on terms that are at least as favorable to the Plans involved as they would be in an arm's-length transaction with an unrelated party. Second, an Exemption only applies to Certificates evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Certificates of the same Trust. Third, the Certificates, at the time of their acquisition with Plan Assets, must be rated in one of the three highest generic rating categories by S&P, Moody's, D&P or Fitch. Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group," which consists of any Underwriter, the Depositor, the Master Servicer, any Subservicer and any Mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans held in the related Trust as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the Underwriters must represent not more than reasonable compensation for underwriting or placing the Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Primary Assets and other Trust assets to the related Trust must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any Subservicers must represent not more than reasonable compensation for such persons' services under the related Pooling and Servicing Agreement and reimbursement of such persons' reasonable expenses in connection therewith. Sixth, each Exemption states that the investing Plan must be an accredited investor as defined in Rule 501 (a) (1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      A Plan fiduciary or other investor of Plan Assets contemplating purchasing a Certificate must make its own determination that the general conditions described above will be satisfied with respect to such Certificate.

      If the general conditions of an applicable Exemption are satisfied, the Exemption may provide exemptive relief from the restrictions imposed by Section 406(a) of ERISA, and the excise taxes imposed by Section 4975 (a) and (b) by reason of Section 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Certificates by a Plan or with Plan Assets. However, no exemption is provided from the restrictions of
Section 406(a)(1)(E) and (2) of ERISA for the acquisition or holding of a Certificate by or with Plan Assets of an Excluded Plan by any person who has discretionary authority or renders investment advice with respect to Plan Assets of such Excluded Plan. For purposes of the sections of this Prospectus and any Prospectus Supplement headed "ERISA Considerations," the term "Excluded Plan" means a Plan sponsored by any member of the Restricted Group.

      Specific Conditions. If certain specific conditions of an applicable Exemption are also satisfied, the Exemption may provide exemptive relief from the restrictions imposed by Section 406(b)(1) and (2) of ERISA, and the excise taxes imposed by Section 4975 (a) and (b) by reason of Section 4975(c)(1)(E) of the Code, in connection with (1) the direct or indirect sale, exchange or transfer of Certificates, in the initial issuance of Certificates between a Depositor or an Underwriter and an investor of Plan Assets, when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant Plan Assets in the Certificates is a Mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or other assets held in the Trust (or an affiliate of such a person), and (2) the direct or indirect acquisition or disposition in the secondary market and holding of Certificates by a Plan or with Plan Assets.

      Further, if certain specific conditions of an applicable Exemption are satisfied, the Exemption may provide exemptive relief from the restrictions imposed by Section 406(a) and (b) of ERISA, and the excise taxes imposed by
Section 4975(a) and (b) by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools. The Depositor expects that those specific conditions of an applicable Exemption will be satisfied with respect to the Certificates so that the Exemption would provide exemptive relief from those restrictions and excise taxes for transactions in connection with the servicing, management and operation of the Mortgage Pools, provided that the general conditions of the Exemption are satisfied.

      An applicable Exemption also may provide exemptive relief from the restrictions imposed by Section 406(a) of ERISA, and the excise taxes imposed by
Section 4975(a) and (b) by reason of Section 4975(e)(1)(A) through (D) of the Code, if such restrictions are otherwise deemed to apply merely because a person is deemed to be a "party in interest" (within the meaning of Section 3(14) of ERISA) or a "disqualified person" (within the meaning of Section 4975(e) (2) of the Code) with respect to a Plan by virtue of providing services to the Plan(s) involved, or by virtue of having certain specified relationships to such a person, solely as a result of the ownership of Certificates by a Plan or with Plan Assets.

      Advance Determinations. Before purchasing any Class of Certificates of any Series, a Plan fiduciary or other investor of Plan Assets should itself determine that (1) the DOL has issued an Exemption to an Underwriter with respect to that Series which will be disclosed in the related Prospectus Supplement, (2) the Exemption applies to Certificates of that Class, (3) the Certificates constitute "certificates" as defined in the Exemption, and (4) the specific and general conditions and any other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided by an applicable Exemption, the Plan fiduciary or other investor of Plan Assets should consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates with Plan Assets.

      Any Plan fiduciary or other investor of Plan Assets who proposes to purchase Certificates with Plan Assets should consult with its counsel with respect to the potential applicability of ERISA and Section 4975 of the Code to such investment and the availability of exemptive relief under an Exemption or any other prohibited transaction exemption in connection therewith. In particular, in connection with a contemplated purchase of Certificates representing a beneficial ownership interest in a pool of single-family residential mortgage loans, any fiduciary or other Plan investor should consider the availability of an Exemption or Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1") for certain transactions involving mortgage pool investment trusts. The Prospectus Supplement for any Series of Certificates may contain additional information regarding the application of an Exemption, PTCE 83-1 or any other prohibited transaction exemption with respect to the Certificates offered thereby. However, PTCE 83-1 does not provide exemptive relief with respect to Certificates evidencing interests in Trusts which include Cooperative Loans.

Tax Exempt Investors

      A Plan that is exempt from federal income taxation pursuant to Section 501(a) of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") (within the meaning of Section 512 of the Code). All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and, therefore, will be subject to federal income tax. See "Certain Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Interests."


Consultation With Counsel

      Any Plan fiduciary or other investor of Plan Assets who proposes to acquire or hold Certificates on behalf of or with Plan Assets of any Plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code to the proposed investment and the availability of exemptive relief under an Exemption, such as PTCE 83-1 (for a pool of single family residential mortgage loans) or any other prohibited transaction exemption.

                              PLAN OF DISTRIBUTION

      The Certificates of each Series may be sold to or through Underwriters by a negotiated firm commitment underwriting and public reoffering by the Underwriters or such other underwriting arrangement as may be specified in the related Prospectus Supplement or may be offered or placed either directly or through agents. The Depositor intends that Certificates will be offered through such various methods from time to time and that offerings may be made concurrently through more than one of such methods or that an offering of a particular Series of Certificates may be made through a combination of such methods.

      The distribution of Certificates may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices related to such prevailing market prices or in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

      In connection with the sale of the Certificates, Underwriters or agents may receive compensation in the form of discounts, concessions or commissions. Underwriters may sell Certificates to certain dealers at prices less a concession. Underwriters may allow and such dealers may reallow a concession to certain other dealers. Underwriters, dealers and agents that participate in the distribution of the Certificates of a Series may be deemed to be underwriters and any discounts or commissions received by them from the Depositor or the related Trust and any profit on the resale of the Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Any such Underwriters or agents will be identified, and any such compensation received from the Depositor or the related Trust will be described, in the related Prospectus Supplement.

      Under agreements which may be entered into by the Depositor, Underwriters and agents who participate in the distribution of the Certificates may be entitled to indemnification by the Depositor against certain liabilities, including liabilities under the Securities Act of 1933.

      The Underwriters may, from time to time, buy and sell Certificates, but there can be no assurance that an active secondary market will develop and there is no assurance that any such market, if established, will continue.

                                     RATINGS

      Each Class of Certificates of a Series will be rated at their initial issuance in one of the four highest categories by at least one Rating Agency.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. No person is obligated to maintain the rating on any Certificate, and, accordingly, there can be no assurance that the ratings assigned to a Certificate upon initial issuance will not be lowered or withdrawn by a Rating Agency at any time thereafter. In general, ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments.

                                  LEGAL MATTERS

      The legality of the Certificates of each Series will be passed upon for the Depositor by Morrison & Hecker L.L.P. and for the Underwriters by Brown & Wood LLP, and certain federal income tax consequences of the issuance of the Certificates will be passed upon by Brown & Wood LLP or Morrison & Hecker L.L.P. as tax counsel ("Tax Counsel"), as specified in the related Prospectus Supplement.

                      INDEX OF PRINCIPAL DEFINITIONS

Term                                                                  Page
----                                                                  ----

30 days per month/90 days per quarter/360 days per year.................81
Accrual Certificates.................................................6, 46
Accrual Period.......................................................5, 46
accrual period......................................................77, 78
Actuarial Mortgage Loan.................................................29
adjusted issue price................................................78, 84
Advance Rate............................................................35
Advances................................................................36
applicable federal rate.........................................85, 87, 88 assets of a Plan........................................................93
Available Payment Amount................................................38
backup withholding tax..................................................90
Balloon Loans...........................................................21
balloon payment.........................................................26
balloon payments.........................................................8
Bankruptcy Bond.........................................................14
Bankruptcy Loan.........................................................27
Bankruptcy Plan.........................................................27
Basic Principal Amount..................................................38
Bay Colony..............................................................41
benefit plan investors..................................................92
Block...................................................................40
BMC.....................................................................40
Book-Entry Certificates..........................................7, 46, 61
Calculation Agent.......................................................47
Cash Collateral Account.................................................54
Cash Collateral Lender..................................................54
Cede.................................................................7, 46
CEDEL...................................................................63
CEDEL Participants......................................................63
Certain Federal Income Tax Consequences.................................91
Certificate Insurance Policy............................................52
Certificate Interest Rate............................................5, 45
Certificateholder.......................................................74
Certificates..........................................................1, 4
certificates............................................................95
Chase...................................................................61
chattel paper...........................................................70
Citibank................................................................61
Class.................................................................1, 4
clearing agency.........................................................61
clearing corporation....................................................61
Closing Date.........................................................4, 76
Code................................................................16, 74
COFI Certificates.......................................................48
Collection Account......................................................35
Combined Loan-to-Value Ratio............................................27

Term                                                                  Page
----                                                                  ----

Commission  .............................................................3
Committee Report........................................................79
Considerations...........................................................1
constant maturity.......................................................49
Contract.................................................................1
Contract Loan Schedule..................................................33
Contributions Tax.......................................................88
conventional............................................................25
conversion transaction..................................................87
Cooperative.............................................................63
Cooperative Loans...................................................25, 64
Correspondent Loans.....................................................42
Credit Provider.........................................................52
Curtailments............................................................50
Cut-off Date.............................................................4
D&P.....................................................................15
daily accruals..........................................................84
daily portions..........................................................78
debt....................................................................42
Defective Mortgage Loan.................................................34
Definitive Certificates.................................................62
Deposit Date............................................................34
Depositaries............................................................61
Depositor.............................................................1, 4
Determination Date.......................................................5
disqualified organization...........................................88, 89
disqualified person.....................................................95
disqualified persons................................................92, 93
Distribution Account....................................................37
Distribution Date....................................................5, 38
DOL.....................................................................92
DOL Regulation..........................................................92
DTC..............................................................7, 46, 61
due on sale.........................................................26, 69
Due Period...........................................................6, 50
due-on-sale.................................................57, 66, 69, 72
earned..................................................................30
Eleventh District.......................................................48
Eligible Account........................................................35
equity interest.........................................................92
ERISA...............................................................16, 91
ERISA Plans.............................................................91

Euroclear...............................................................63
Euroclear Operator......................................................63
Euroclear Participants..................................................63
Event of Nonpayment.....................................................59
evidences of indebtedness...............................................87

Term                                                                  Page
----                                                                  ----

excess inclusions...............................................82, 84, 95
Excluded Plan...........................................................94
Exemption...............................................................93
fair consideration......................................................65
FHA..................................................................7, 25
FHLBSF..................................................................48
FHLMC...............................................................10, 58
fiduciary...............................................................93
Fitch...................................................................15
fixture filing..........................................................70
FNMA................................................................10, 58
Form 8-K................................................................10
GNMA....................................................................10
High LTV................................................................42
high-risk mortgage securities...........................................73 holder..............................................................62, 74
Holders..................................................................7
holders.................................................................46
Home Equity Loans....................................................8, 25
HRB Tax Services........................................................40
Income..................................................................42
income paying...........................................................73
Index of Principal Definitions...........................................2
Indirect Participants............................................7, 46, 62
Insurance Proceeds......................................................50
Insurer.................................................................52
interest bearing........................................................73
IRAs....................................................................92
Issue Premium...........................................................83
Letter of Credit........................................................53
Letter of Credit Issuer.................................................53
Liquidated Mortgage Loan................................................50
Liquidation Proceeds....................................................50
Loan-to-Value Ratio.....................................................27
loans secured by an interest in real property...........................76 lockout periods......................................................9, 26
long first accrual period...............................................77 long-term federal rate..................................................84
Majority in Aggregate Voting Interest...................................59
Manufactured Home.......................................................27
manufactured home.......................................................34
manufactured housing....................................................34
Mark-to-Market Regulations..............................................86
Master Servicer.......................................................1, 4
Master Servicer Termination Event.......................................59
MBS.....................................................................28
MBS Agreement...........................................................28

Term                                                                  Page
----                                                                  ----

MBS Issuer..........................................................11, 28
MBS Servicer........................................................11, 28
MBS Trustee.........................................................11, 28
Money Rates.............................................................50
Monthly Payments.....................................................8, 50
Moody's.................................................................15
Mortgage................................................................25
Mortgage Loan Losses....................................................38
Mortgage Loan Underwriter...............................................42
Mortgage Loans.......................................................7, 24
Mortgage Note...........................................................25
mortgage related securities.........................................16, 73
Mortgage-Backed Securities..............................................28
Mortgaged Properties....................................................25
Mortgagor...............................................................19
National Cost of Funds Index............................................49
NCS.....................................................................40
net income from foreclosure property....................................88
Net Liquidation Proceeds................................................50
NFI.....................................................................40
NIV.....................................................................42
noneconomic.....................................................82, 85, 86
Nonrecoverable Advances.................................................37
Notional Principal Amount................................................6
objective rate..........................................................76
OID Regulations.........................................................74
original issue discount.................................................76
Original Pool Principal Balance.........................................24
OTS.....................................................................49
out-of-pocket...........................................................36
Owners..............................................................46, 62
P&I Advance.........................................................15, 36

Participants.....................................................7, 46, 61
parties in interest.................................................92, 93
party in interest.......................................................95
pass-through entity.................................................86, 89
passive losses..........................................................81
peaceful................................................................71
Percentage Interest..................................................6, 45
Permitted Instruments...................................................35
Plan....................................................................18
Plan Assets.............................................................92
plan assets.........................................................18, 92
Plans...................................................................92
Policy Statement........................................................73
Pool Insurance Policy...............................................14, 53
Pool Insurer............................................................53

Term                                                                  Page
----                                                                  ----

Pool Principal Balance..................................................51
Pooling and Servicing Agreement.........................................31
portfolio income........................................................81
Prefunding Account..................................................12, 39
Prepayment Assumption...................................................76
Prepayment Period.......................................................50
Primary Assets........................................................1, 7
Prime Rate..............................................................50
prime rate..............................................................50
Principal Prepayments...................................................50
prohibited transactions.................................................88
Prohibited Transactions Tax.............................................88
prudent investor........................................................73
PTCE 83-1...............................................................95
qualified floating rate.................................................76 qualified floating rates................................................76 qualified inverse floating rate.........................................76 qualified mortgage......................................................34
qualified mortgages.....................................................75
Qualified Plans.........................................................91
Qualified stated interest...............................................76 qualified stated interest...............................................76 qualifying real property loans......................................75, 76
Rating Agency...........................................................15
real estate assets..................................................75, 76
reasonably equivalent value.............................................65 rebate..................................................................30

Record Date .............................................................5
Reference Banks.........................................................47
refund..................................................................30
regular interests...............................................74, 82, 83
Released Mortgaged Property Proceeds....................................50
Relief Act..............................................................22
REMIC................................................................3, 16
REMIC Certificates......................................................74
REMIC Provisions........................................................74
REMIC Regular Certificates..............................................74
REMIC Regulations.......................................................74
REMIC Residual Certificates.............................................74
Reserve Account.....................................................13, 53
Reserve Interest Rate...................................................47
residual interests......................................................74
Restricted Group........................................................94
Retail Loans............................................................41
RICO....................................................................70
Riegle Act..............................................................22
Rule of 78s.........................................................25, 29

Term                                                                  Page
----                                                                  ----

Rule of 78s Mortgage Loan...............................................29
Rules...................................................................62
S&P.....................................................................15
Sample Pool ............................................................26
self-help...............................................................71
Seller................................................................1, 4
Senior Certificates.....................................................54
Senior Liens............................................................19
Series...................................................................1
Servicer................................................................43
Servicing Advances......................................................36
Servicing Fee.......................................................15, 56
shifting interest.......................................................55
significant value...............................................82, 84, 85
significiant value......................................................85
Simple Interest Mortgage Loan...........................................29
Single Family Loan.......................................................1
SMMEA...................................................................16
Special Hazard Policy...............................................14, 53
Spread Account..........................................................53
standard hazard insurance...............................................56
Subordinated Certificates...............................................54

Subservicer.............................................................58
Subservicing Agreements.................................................58
Successor Master Servicer...............................................60
sum of the digits.......................................................29
Tax Counsel.........................................................74, 97
Tax Exempt Investor.....................................................95
tax matters person......................................................89
Tax-Favored Plans.......................................................92
taxable mortgage pool...................................................88 teaser..................................................................77
Terms and Conditions....................................................63
Tiered REMICs...........................................................75
Title V.................................................................69
Trust....................................................................1
Trust Assets.....................................................1, 24, 32
Trustee..............................................................4, 31
UBTI....................................................................95
Underwriter.............................................................93
unearned................................................................30
United States person....................................................91 unrelated business taxable income.......................................84 unrelated business taxable income.......................................95
VA...................................................................7, 25
Value...................................................................28
wash sale...........................................................88, 89

Term                                                                  Page
----                                                                  ----

weighted average life...................................................31
Wholesale Loans.........................................................41
Yield Supplement Account................................................54

                               TABLE OF CONTENTS

          Prospectus Supplement                                           Page


Summary of Terms........................................................   S-
Risk Factors............................................................  S-
Description of the Mortgage Pool........................................  S-
Mortgage Pool Statistics................................................  S-
Certain Yield and Prepayment Considerations.............................  S-
The Seller and Foreclosure and Delinquency Experience...................  S-
Description of the Certificates.........................................  S-
The Trustee.............................................................  S-
Certain Federal Income Tax Consequences.................................  S-
ERISA Considerations....................................................  S-
Underwriting............................................................  S-
Use of Proceeds.........................................................  S-
Legal Matters...........................................................  S-
Ratings.................................................................  S-

                Prospectus

Available Information...................................................
Reports to Holders......................................................
Incorporation of Certain Documents by Reference.........................
Summary of Prospectus...................................................
Risk Factors............................................................
Description of the Primary Assets.......................................
Certain Yield and Prepayment Considerations.............................
The Trusts..............................................................
The Depositor...........................................................
The Seller..............................................................
The Master Servicer.....................................................
Use of Proceeds.........................................................
The Mortgage Loan Program...............................................
Description of the Certificates.........................................
Certain Legal Aspects of the Mortgage Loans.............................
Legal Investment Matters................................................
Certain Federal Income Tax Consequences.................................
State and Other Tax Consequences........................................
ERISA Considerations....................................................
Plan of Distribution....................................................
Ratings.................................................................
Legal Matters...........................................................
Index of Principal Definitions..........................................

                                PART II


                INFORMATION NOT REQUIRED IN PROSPECTUS


Item 14. Other Expenses of Issuance and Distribution.

         Expenses in connection with the offering of the Certificates being registered herein are estimated as follows:

         SEC registration fee..................................$   303.03
         Legal fees and expenses...............................      *
         Accounting fees and expenses..........................      *
         Blue sky fees and expenses............................      *
         Rating agency fees....................................      *
         Trustees' fees and expenses...........................      *
         Printing..............................................      *
         Miscellaneous.........................................      *
                                                                   -----
                 Total........................................... $  *
                                                                   =====
    ------------

    *  To be completed by amendment.


Item 15.  Indemnification of Directors and Officers.

         Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

         The Bylaws of the Registrant provide, in effect, that, to the extent and under the circumstances permitted by Section 145 of the General Corporation Law of Delaware, the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding of the type described above by reason of the fact that he or she is or was a director, officer, employee or agent of the Registrant.

Item 16.  Exhibits.

  1.1  Form of Underwriting Agreement*
  3.1  Certificate of Incorporation of Block Mortgage Finance, Inc.*
  3.2  Bylaws of Block Mortgage Finance, Inc.*
  4.1  Form of Pooling and Servicing Agreement (including form of
       Certificates)*
  5.1  Opinion of  Brown & Wood LLP with respect to legality*
  8.1  Opinion of Brown & Wood LLP with respect to tax matters*
 10.1  Form of Purchase Agreement*
 23.1  Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)*
 23.2 Consent of Morrison & Hecker L.L.P. (included in Exhibit 8.2)* [24.1 Power of Attorney (included on Page II-5)]

----------------------

*  To be filed by amendment.

Item 17. Undertakings.

         (a)  The undersigned Registrant hereby undertakes as follows:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                            (i)     To include any prospectus required by
                  Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");


                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered
                  (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                      (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the Trust Fund's annual reports pursuant to Section 13(a) or Section 15(d) of the Certificates Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

 (c) The undersigned Registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominatiaons and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

         (d) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, the State Missouri on the eleventh day of October, 1996.

                         BLOCK MORTGAGE FINANCE, INC.


                         By: /s/ Bret G. Wilson
                             -------------------------------------------
                                 Name: Bret G. Wilson
                                 Title:Vice President, Secretary and Director





                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and Officers of Block Mortgage Finance, Inc., a Delaware corporation (the "Company"), hereby constitute and appoint William P. Anderson, Clifford A. Davis and Bret G. Wilson with full power of substitution and resubstitution, their true and lawful attorneys-in-fact and agents to sign the names of the undersigned Directors and Officers in the capacities indicated below to the registration statement to which this Power of Attorney is attached as an exhibit, and all amendments (including post-effective amendments) and supplements thereto, and all instruments or documents filed as a part thereof or in connection therewith, and to file the same, with all exhibits thereto, and all other instruments or documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that said attorneys, agents or any of them shall do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

    Signature                   Title                             Date
    ---------                   -----                             ----

/s/ William P. Anderson       President                      October 11,  1996
----------------------------   (Principal Executive Officer)
                               and Director

/s/ Clifford A. Davis         Vice President, Treasurer      October 11,  1996
----------------------------   (Principal Financial Officer)
                               and Director


/s/ Bret G. Wilson            Vice President, Secretary      October 11,  1996
----------------------------   and Director


/s/ Richard E. Skaggs         Director                       October 11,  1996
----------------------------

                             Registration No. 333-



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             ---------------------


                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                             ---------------------


                         BLOCK MORTGAGE FINANCE, INC.
            (Exact name of Registrant as specified in its charter)


                             ---------------------


                                    EXHIBIT
                                    VOLUME

                                 EXHIBIT INDEX


      Exhibit        Description                                         Page
      -------        -----------                                         ----
        1.1   Form of Underwriting Agreement*
        3.1   Certificate of Incorporation of Block Mortgage Finance,
              Inc.*
        3.2   Bylaws of Block Mortgage Finance, Inc.*
        4.1 Form of Pooling and Servicing Agreement (including form of Certificates)*
        5.1 Opinion of Brown & Wood LLP with respect to legality*
        8.1 Opinion of Brown & Wood LLP with respect to certain tax matters*
       10.1   Form of Purchase Agreement*
       23.1   Consent of Brown & Wood LLP
              (included in Exhibits 5.1 and 8.1)*
       23.2   Consent of Morrison & Hecker
              (included in Exhibits 8.2)*
       24.1   Power of Attorney (included on Page II-5)

____________________________
*      To be filed by amendment.